UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05002

DWS Variable Series II
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Alternative Asset Allocation VIP

Contents
3 Performance Summary
5 Portfolio Summary
5 Portfolio Management
6 Investment Portfolio
7 Statement of Assets and Liabilities
7 Statement of Operations
8 Statement of Changes in Net Assets
10 Financial Highlights
12 Notes to Financial Statements
16 Information About Your Fund's Expenses
17 Proxy Voting
18 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, Fund management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund's currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management's proprietary models. As part of these strategies, the Fund's exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund's aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 1.91% and 2.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment in DWS Alternative Asset Allocation VIP from 2/2/09 to 6/30/13

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 24 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the MSCI World Index (70%)) and bonds (the Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$9,800	$10,343	$11,789	$14,835
	Average annual total return	-2.00%	3.43%	5.64%	9.36%
MSCI World Index	Growth of $10,000	$10,843	$11,858	$14,705	$18,889
	Average annual total return	8.43%	18.58%	13.72%	15.49%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,756	$9,931	$11,090	$12,484
	Average annual total return	-2.44%	-0.69%	3.51%	5.15%
Blended Index	Growth of $10,000	$10,512	$11,262	$13,649	$16,715
	Average annual total return	5.12%	12.62%	10.92%	12.33%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class A shares on February 2, 2009. The performance shown for each index is for the time period of January 31, 2009 through June 30, 2013, which is based on the performance period of the life of the Fund.

‡ Total returns shown for periods less than one year are not annualized.

Comparative Results
DWS Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	Life of Class**
Class B	Growth of $10,000	$9,796	$10,317	$11,698	$13,504
	Average annual total return	-2.04%	3.17%	5.37%	7.58%
MSCI World Index	Growth of $10,000	$10,843	$11,858	$14,705	$16,132
	Average annual total return	8.43%	18.58%	13.72%	12.43%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,756	$9,931	$11,090	$12,212
	Average annual total return	-2.44%	-0.69%	3.51%	5.02%
Blended Index	Growth of $10,000	$10,512	$11,262	$13,649	$15,265
	Average annual total return	5.12%	12.62%	10.92%	10.89%

The growth of $10,000 is cumulative.

** The Fund commenced offering Class B shares on May 18, 2009. The performance shown for each index is for the time period of May 31, 2009 through June 30, 2013, which is based on the performance period of the life of Class B.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation* (As a % of Investment Portfolio excluding Cash Equivalents)	6/30/13	12/31/12

Commodities	18%	19%
DWS Enhanced Commodity Strategy Fund	14%	13%
DWS Gold & Precious Metals Fund	—	1%
Market Vectors Agribusiness Fund	4%	4%
iShares S&P Global Timber & Forestry Index Fund	—	1%
Real Return	32%	32%
DWS Global Inflation Fund	11%	12%
DWS RREEF Global Infrastructure Fund	12%	11%
DWS RREEF Global Real Estate Securities Fund	9%	9%
Hedge Strategy	15%	15%
DWS Disciplined Market Neutral Fund	15%	15%
Currency	14%	14%
DWS Enhanced Emerging Markets Fixed Income Fund	8%	8%
WisdomTree Emerging Markets Local Debt Fund	5%	4%
PowerShares DB G10 Currency Harvest Fund	1%	—
SPDR Barclays International Treasury Bond Fund	—	2%
Opportunistic	21%	20%
DWS Floating Rate Fund	13%	13%
iShares S&P U.S. Preferred Stock Index Fund	4%	4%
SPDR Barclays Capital Convertible Securities	3%	3%
iShares S&P International Preferred Stock Index Fund	1%	—
	100%	100%

* Investment strategies will fall into the following categories: Commodities, Real-Return, Hedge Strategy, Currency and Opportunistic. Commodities investments seek to provide exposure to hard assets. Real-Retun investments seek to provide a measure of inflation protection. Hedge Strategy investments seek to generate returns independent of the broader markets. Currency investments seek to offer exposure to foreign investments, many of which are not denominated in U.S. dollars. Opportunistic investments seek to offer exposure to categories generally not included in investors' allocations.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Effective July 12, 2013, QS Investors no longer serves as subadvisor to the fund and day-to-day portfolio management of the fund transitioned to Deutsche Investment Management Americas Inc.

The new portfolio management team for the fund is as follows:

Pankaj Bhatnagar, PhD

Benjamin Pace

Darwei Kung

Portfolio Managers, Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2013 (Unaudited)
	Shares	Value ($)

Mutual Funds 80.7%
DWS Disciplined Market Neutral Fund "Institutional"* (a)	1,323,803	13,026,220
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	3,761,000	11,395,831
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	673,880	6,994,871
DWS Floating Rate Fund "Institutional" (a)	1,101,335	10,363,567
DWS Global Inflation Fund "Institutional" (a)	960,642	9,587,204
DWS RREEF Global Infrastructure Fund "Institutional" (a)	820,690	10,160,140
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	881,108	7,216,278
Total Mutual Funds (Cost $68,264,423)		68,744,111

	Shares	Value ($)

Exchange-Traded Funds 18.5%
iShares S&P International Preferred Stock Index Fund	33,465	802,825
iShares S&P U.S. Preferred Stock Index Fund	95,910	3,767,345
Market Vectors Agribusiness Fund	64,451	3,299,247
PowerShares DB G10 Currency Harvest Fund* (b)	32,264	819,828
SPDR Barclays Capital Convertible Securities	68,513	2,924,135
WisdomTree Emerging Markets Local Debt Fund	85,217	4,093,825
Total Exchange-Traded Funds (Cost $15,790,626)		15,707,205

Cash Equivalents 0.9%
Central Cash Management Fund, 0.07% (a) (c) (Cost $781,678)	781,678	781,678

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $84,836,727)†	100.1	85,232,994
Other Assets and Liabilities, Net	(0.1)	(49,717)
Net Assets	100.0	85,183,277

* Non-income producing security.

† The cost for federal income tax purposes was $85,627,081. At June 30, 2013, net unrealized depreciation for all securities based on tax cost was $394,087. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,395,721 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,789,808.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) Affiliated fund managed by DB Commodity Services LLC, a subsidiary of Deutsche Bank AG.

(c) The rate shown is the annualized seven-day yield at period end.

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$68,744,111	$—	$—	$68,744,111
Exchange-Traded Funds	15,707,205	—	—	15,707,205
Short-Term Investments	781,678	—	—	781,678
Total	$85,232,994	$—	$—	$85,232,994

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $69,908,174)	$70,345,617
Investments in non-affiliated Underlying Funds, at value (cost $14,928,553)	14,887,377
Total investments in securities, at value (cost $84,836,727)	85,232,994
Receivable for Fund shares sold	15,594
Due from Advisor	3,826
Other assets	478
Total assets	85,252,892
Liabilities
Payable for Fund shares redeemed	2,840
Accrued Trustees' fees	557
Other accrued expenses and payables	66,218
Total liabilities	69,615
Net assets, at value	$85,183,277
Net Assets Consist of
Undistributed net investment income	568,567
Net unrealized appreciation (depreciation) on investments	396,267
Accumulated net realized gain (loss)	(1,456,164)
Paid-in capital	85,674,607
Net assets, at value	$85,183,277
Class A Net Asset Value, offering and redemption price per share ($11,040,405 ÷ 826,804 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.35
Class B Net Asset Value, offering and redemption price per share ($74,142,872 ÷ 5,549,641 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Income distributions from affiliated Underlying Funds	$591,603
Dividends	199,210
Total income	790,813
Expenses: Management fee	150,470
Administration fee	39,941
Services to shareholders	1,106
Record keeping fees (Class B)	4,848
Distribution service fee (Class B)	86,580
Custodian fee	6,149
Audit and tax fees	25,250
Legal fees	10,077
Reports to shareholders	14,205
Trustees' fees and expenses	2,353
Other	1,249
Total expenses before expense reductions	342,228
Expense reductions	(155,795)
Total expenses after expense reductions	186,433
Net investment income (loss)	604,380
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(310,854)
Sale of non-affiliated Underlying Funds	79,648
Capital gain distributions from affiliated Underlying Funds	11,205
(220,001)
Change in net unrealized appreciation (depreciation) on investments	(2,248,398)
Net gain (loss)	(2,468,399)
Net increase (decrease) in net assets resulting from operations	$(1,864,019)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income	$604,380	$1,351,274
Net realized gain (loss)	(220,001)	(417,287)
Change in net unrealized appreciation (depreciation)	(2,248,398)	4,248,342
Net increase (decrease) in net assets resulting from operations	(1,864,019)	5,182,329
Distributions to shareholders from: Net investment income: Class A	(218,625)	(277,485)
Class B	(1,281,892)	(1,538,242)
Net realized gains: Class A	—	(65,328)
Class B	—	(390,800)
Total distributions	(1,500,517)	(2,271,855)
Fund share transactions: Class A Proceeds from shares sold	2,569,612	3,873,528
Reinvestment of distributions	218,625	342,813
Payments for shares redeemed	(1,297,333)	(1,854,054)
Net increase (decrease) in net assets from Class A share transactions	1,490,904	2,362,287
Class B Proceeds from shares sold	18,289,425	21,887,200
Reinvestment of distributions	1,281,892	1,929,042
Payments for shares redeemed	(4,532,797)	(5,211,663)
Net increase (decrease) in net assets from Class B share transactions	15,038,520	18,604,579
Increase (decrease) in net assets	13,164,888	23,877,340
Net assets at beginning of period	72,018,389	48,141,049
Net assets at end of period (including undistributed net investment income of $568,567 and $1,464,704, respectively)	$85,183,277	$72,018,389
Other Information
Class A Shares outstanding at beginning of period	720,220	545,891
Shares sold	185,198	284,613
Shares issued to shareholders in reinvestment of distributions	15,638	25,795
Shares redeemed	(94,252)	(136,079)
Net increase (decrease) in Class A shares	106,584	174,329
Shares outstanding at end of period	826,804	720,220
Class B Shares outstanding at beginning of period	4,466,071	3,093,124
Shares sold	1,320,438	1,611,987
Shares issued to shareholders in reinvestment of distributions	91,630	145,041
Shares redeemed	(328,498)	(384,081)
Net increase (decrease) in Class B shares	1,083,570	1,372,947
Shares outstanding at end of period	5,549,641	4,466,071

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$13.90		$13.24	$13.85	$12.63	$10.00
Income (loss) from investment operations: Net investment incomeb	.12		.33	.64	.46	.57
Net realized and unrealized gain (loss)	(.39)		.93	(1.02)	1.09	2.06
Total from investment operations	(.27)		1.26	(.38)	1.55	2.63
Less distributions from: Net investment income	(.28)		(.49)	(.19)	(.18)	—
Net realized gains	—		(.11)	(.04)	(.15)	—
Total distributions	(.28)		(.60)	(.23)	(.33)	—
Net asset value, end of period	$13.35		$13.90	$13.24	$13.85	$12.63
Total Return (%)c,d	(2.00	)**	9.72	(2.87)	12.46	26.30	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		10	7	5	1
Ratio of expenses before expense reductions (%)e	.63	*	.63	.61	.94	11.67	*
Ratio of expenses after expense reductions (%)e	.25	*	.30	.30	.21	.21	*
Ratio of net investment income (%)	1.74	*	2.46	4.72	3.51	5.39	*
Portfolio turnover rate (%)	9	**	22	39	6	155	**
a For the period from February 2, 2009 (commencement of operations of Class A shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$13.88		$13.23	$13.84	$12.61	$10.87
Income (loss) from investment operations: Net investment incomeb	.10		.30	.61	.42	.35
Net realized and unrealized gain (loss)	(.37)		.91	(1.03)	1.09	1.39
Total from investment operations	(.27)		1.21	(.42)	1.51	1.74
Less distributions from: Net investment income	(.25)		(.45)	(.15)	(.13)	—
Net realized gains	—		(.11)	(.04)	(.15)	—
Total distributions	(.25)		(.56)	(.19)	(.28)	—
Net asset value, end of period	$13.36		$13.88	$13.23	$13.84	$12.61
Total Return (%)c,d	(2.04	)**	9.36	(3.12)	12.15	16.01	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74		62	41	23	3
Ratio of expenses before expense reductions (%)e	.89	*	.88	.86	1.19	5.37	*
Ratio of expenses after expense reductions (%)e	.50	*	.55	.55	.46	.61	*
Ratio of net investment income (%)	1.48	*	2.25	4.47	3.26	4.66	*
Portfolio turnover rate (%)	9	**	22	39	6	155	**
a For the period from May 18, 2009 (commencement of operations of Class B shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced Underlying Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e. mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the ("Underlying DWS Funds"), non-affiliated exchange-traded funds ("Non-affiliated ETFs") and derivative investments. Non-affiliated ETFs and Underlying DWS Funds are collectively referred to as "Underlying Funds". Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $446,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($68,000) and long-term losses ($378,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $17,904,356 and $4,977,045, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding money market funds) aggregated $4,871,637 and $2,002,441, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

QS Investors, LLC ("QS Investors") acted as an investment subadvisor to the Fund. As an investment subadvisor, QS Investors rendered strategic asset allocation services and managed the portion of assets allocated from time to time to the Fund's global tactical asset allocation overlay strategy. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. Effective July 12, 2013, QS Investors no longer acts as subadvisor to the Fund and day-to-day portfolio management of the Fund transitioned to DIMA.

RREEF America L.L.C. ("RREEF") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund's portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying DWS Funds.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's outstanding shares. For the six months ended June 30, 2013, the Fund did not invest in more than 5% of any Underlying DWS Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

On assets invested in other DWS Funds	.200%
On assets invested in all other assets not considered DWS Funds	1.200%

In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from January 1, 2013 through September 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and indirect expenses of Underlying Funds) of each class as follows:
Class A	.25%
Class B	.50%

For the six months ended June 30, 2013, the Advisor agreed to waive 0.15% of the monthly management fee based on average daily net assets for the Fund.

Accordingly, for the six months ended June 30, 2013, the fee pursuant to the Investment Management Agreement aggregating $150,470, all of which was waived resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $39,941, of which $168 was waived and $8,448 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$39	$39
Class B	73	73
	$112	$112

In addition, for the six months ended June 30, 2013, the Advisor reimbursed $4,848 of non-affiliated recordkeeping fees.

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2013, the Distribution Service Fee aggregated $86,580, of which $197 was waived and $15,079 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,718, of which $7,105 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Ownership of the Fund

At June 30, 2013, one Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 99%. Two Participating Insurance Companies were the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 68% and 23%, respectively.

E. Transactions with Affiliates

The Fund mainly invest in Underlying DWS Funds and Non-affiliated ETFs. The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds during the six months ended June 30, 2013 is as follows:
Affiliate	Value ($) at 12/31/2012	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 6/30/2013
DWS Disciplined Market Neutral Fund	10,861,175	2,690,000	830,000	2,418	—	—	13,026,220
DWS Enhanced Commodity Strategy Fund	9,764,605	2,891,117	295,000	(127,589)	81,117	—	11,395,831
DWS Enhanced Emerging Markets Fixed Income Fund	5,788,784	2,015,821	185,000	(8,692)	130,821	—	6,994,871
DWS Floating Rate Fund	8,973,006	2,222,377	820,000	(4,426)	232,377	—	10,363,567
DWS Global Inflation Fund	8,483,420	2,502,396	455,000	(30,956)	32,396	—	9,587,204
DWS Gold & Precious Metals Fund	693,385	120,000	687,045	(150,316)	—	—	—
DWS RREEF Global Infrastructure Fund	7,644,550	2,936,998	815,000	4,386	95,793	11,205	10,160,140
DWS RREEF Global Real Estate Securities Fund	6,354,589	1,663,574	890,000	4,321	18,574	—	7,216,278
PowerShares DB G10 Currency Harvest Fund	—	862,073	—	—	—	—	819,828
Central Cash Management Fund	772,008	16,619,880	16,610,210	—	525	—	781,678
Total	59,335,522	34,524,236	21,587,255	(310,854)	591,603	11,205	70,345,617

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$980.00	$979.60
Expenses Paid per $1,000*	$1.23	$2.45
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,023.55	$1,022.32
Expenses Paid per $1,000*	$1.25	$2.51

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios**	Class A	Class B
DWS Variable Series II — DWS Alternative Asset Allocation VIP	.25%	.50%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2AAA-3 (R-028379-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Diversified International Equity VIP

(On July 12, 2013, DWS Diversified International Equity VIP

was renamed DWS Global Equity VIP)

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management
5 Investment Portfolio
15 Statement of Assets and Liabilities
16 Statement of Operations
17 Statement of Changes in Net Assets
19 Financial Highlights
20 Notes to Financial Statements
25 Information About Your Fund's Expenses
26 Proxy Voting
27 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 is 1.06% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Diversified International Equity VIP

The MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. On July 12, 2013 the MSCI AC World Index replaced the MSCI EAFE Index as the fund's benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy.
The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 22 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Diversified International Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,245	$11,684	$13,161	$8,262	$19,222
	Average annual total return	2.45%	16.84%	9.59%	-3.75%	6.75%
MSCI AC World Index	Growth of $10,000	$10,605	$11,657	$14,186	$11,205	$20,776
	Average annual total return	6.05%	16.57%	12.36%	2.30%	7.59%
MSCI EAFE Index	Growth of $10,000	$10,410	$11,862	$13,325	$9,688	$20,941
	Average annual total return	4.10%	18.62%	10.04%	-0.63%	7.67%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/13	12/31/12

Common Stocks	91%	88%
Exchange-Traded Funds	8%	10%
Cash Equivalents	1%	2%
Preferred Stocks	0%	0%
	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks)	6/30/13	12/31/12

Telecommunication Services	15%	15%
Financials	12%	13%
Health Care	12%	12%
Consumer Staples	12%	12%
Materials	9%	9%
Utilities	9%	8%
Industrials	9%	8%
Information Technology	8%	12%
Consumer Discretionary	8%	7%
Energy	6%	4%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/13	12/31/12

Continental Europe	43%	54%
Japan	19%	12%
Emerging Markets	9%	10%
Australia	9%	4%
Asia (excluding Japan)	8%	6%
Canada	6%	7%
United Kingdom	6%	7%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Effective July 12, 2013, QS Investors no longer serves as subadvisor to the fund and day-to-day portfolio management of the fund transitioned to Deutsche Investment Management Americas Inc.

The new portfolio management team for the fund is as follows:

Nils E. Ernst, PhD

Martin Berberich, CFA

Sebastian P. Werner, PhD

Portfolio Managers, Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 89.7%
Australia 8.5%
AGL Energy Ltd.	26,092	344,212
ALS Ltd.	6,039	52,452
Amcor Ltd.	5,214	48,167
APA Group	41,176	224,685
Asciano Ltd.	18,887	86,234
Aurizon Holdings Ltd.	33,963	128,585
Australia & New Zealand Banking Group Ltd.	4,297	111,532
BHP Billiton Ltd.	9,023	260,000
Brambles Ltd.	23,983	204,106
Caltex Australia Ltd.	1,905	31,291
Coca-Cola Amatil Ltd.	4,702	54,449
Cochlear Ltd.	1,084	60,831
Commonwealth Bank of Australia	2,423	152,301
Crown Ltd.	18,867	207,140
CSL Ltd.	8,443	475,491
Echo Entertainment Group Ltd.	38,367	107,139
Flight Centre Ltd.	2,840	101,427
Harvey Norman Holdings Ltd.	27,391	63,431
Leighton Holdings Ltd.	3,250	45,479
National Australia Bank Ltd.	3,728	100,431
Newcrest Mining Ltd.	1,231	11,056
Origin Energy Ltd.	10,739	122,893
QBE Insurance Group Ltd.	2,452	33,841
Ramsay Health Care Ltd.	2,434	79,539
Rio Tinto Ltd.	1,738	82,551
Santos Ltd.	10,058	114,908
Seek Ltd.	5,723	47,201
Sonic Healthcare Ltd.	6,672	90,371
SP AusNet	77,545	82,964
TABCORP Holdings Ltd.	40,735	113,053
Tatts Group Ltd.	68,369	197,610
Telstra Corp., Ltd.	151,878	661,205
Toll Holdings Ltd.	15,282	73,975
Transurban Group	21,758	134,217
Treasury Wine Estates Ltd.	5,945	31,559
Wesfarmers Ltd.	7,527	271,483
Westfield Group (REIT) (Units)	2,462	25,682
Westpac Banking Corp.	4,868	127,441
Woodside Petroleum Ltd.	6,007	191,187
Woolworths Ltd.	9,063	270,904
WorleyParsons Ltd.	2,453	43,374
(Cost $5,120,196)		5,666,397
Austria 0.5%
Erste Group Bank AG	6,505	173,199
Immofinanz AG*	21,199	79,160
Raiffeisen Bank International AG	1,218	35,489
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,323	61,260
(Cost $278,022)		349,108
Belgium 1.5%
Ageas	3,963	138,503
Anheuser-Busch InBev NV	3,560	315,826
Delhaize Group	593	36,450
Groupe Bruxelles Lambert SA	1,509	113,949
KBC Groep NV	3,926	145,212
	Shares	Value ($)

Solvay SA	1,060	138,670
Umicore SA	2,235	92,843
(Cost $558,526)		981,453
Bermuda 0.2%
Seadrill Ltd. (Cost $58,313)	3,256	131,333
Canada 5.8%
Agrium, Inc.	400	34,679
Alimentation Couche-Tard, Inc. "B"	1,500	88,999
Atco Ltd. "I"	1,800	74,263
Bank of Montreal	800	46,401
Bank of Nova Scotia	1,100	58,802
Barrick Gold Corp.	3,500	55,244
BCE, Inc.	3,000	123,001
Bell Aliant, Inc.	1,400	37,619
Bombardier, Inc. "B"	6,500	28,925
Brookfield Asset Management, Inc. "A"	1,000	35,942
Canadian Imperial Bank of Commerce	500	35,485
Canadian National Railway Co.	1,300	126,576
Canadian Natural Resources Ltd.	1,400	39,469
Canadian Pacific Railway Ltd.	500	60,630
Canadian Tire Corp., Ltd. "A"	500	37,644
Canadian Utilities Ltd. "A"	3,000	105,287
Cenovus Energy, Inc.	2,000	57,050
CGI Group, Inc. "A"*	4,900	143,501
Empire Co., Ltd. "A"	500	38,233
Enbridge, Inc.	1,400	58,851
First Quantum Minerals Ltd.	2,300	34,116
Fortis, Inc.	4,600	140,795
George Weston Ltd.	700	55,730
Gildan Activewear, Inc.	800	32,443
Goldcorp, Inc.	2,900	72,024
Loblaw Companies Ltd.	1,000	45,212
Magna International, Inc. "A"	1,106	78,725
Manulife Financial Corp.	2,600	41,607
Metro, Inc. "A"	900	60,314
National Bank of Canada	400	28,540
Open Text Corp.	1,600	109,385
Potash Corp. of Saskatchewan, Inc.	2,800	106,814
Research In Motion Ltd.*	10,800	113,781
Rogers Communications, Inc. "B"	4,100	160,616
Royal Bank of Canada	1,300	75,748
Saputo, Inc.	1,300	59,753
Shaw Communications, Inc. "B"	2,400	57,598
Shoppers Drug Mart Corp.	2,000	92,270
Silver Wheaton Corp.	1,100	21,557
SNC-Lavalin Group, Inc.	600	25,347
Sun Life Financial, Inc.	1,000	29,619
Suncor Energy, Inc.	2,020	59,542
Teck Resources Ltd. "B"	1,200	25,638
Telus Corp.	2,300	67,139
Thomson Reuters Corp. (a)	800	26,106
Thomson Reuters Corp. (a)	1,158	37,716
Tim Hortons, Inc.	1,000	54,084
Toronto-Dominion Bank	900	72,286
TransAlta Corp.	6,800	93,171
TransCanada Corp.	1,400	60,276
Valeant Pharmaceuticals International, Inc.*	7,400	638,045
	Shares	Value ($)

Yamana Gold, Inc.	1,100	10,491
(Cost $2,833,489)		3,873,089
Denmark 2.7%
A P Moller-Maersk AS "A"	7	47,150
A P Moller-Maersk AS "B"	18	128,757
Carlsberg AS "B"	4,293	383,177
Coloplast AS "B"	1,265	70,803
Danske Bank AS*	16,394	279,094
DSV AS	2,622	63,737
Novo Nordisk AS "B"	4,250	661,672
Novozymes AS "B"	2,348	75,107
Tryg AS	621	51,081
William Demant Holding AS*	291	24,061
(Cost $1,394,141)		1,784,639
Finland 2.1%
Kone Oyj "B"	1,396	110,663
Metso Corp.	1,104	37,407
Nokia Oyj*	110,035	409,863
Pohjola Bank PLC "A"	3,258	47,924
Sampo Oyj "A"	8,693	337,359
Stora Enso Oyj "R"	23,027	153,443
UPM-Kymmene Oyj	20,179	196,809
Wartsila Oyj	1,559	67,539
(Cost $868,260)		1,361,007
France 5.4%
Air Liquide SA	2,121	260,929
Arkema	421	38,440
AtoS	697	51,731
AXA SA	4,348	85,431
BNP Paribas SA	2,000	109,274
Cap Gemini	2,014	97,914
Carrefour SA	1,290	35,243
Cie de St-Gobain	755	30,390
Cie Generale des Etablissements Michelin	539	47,953
DANONE SA	1,275	95,626
Dassault Systemes SA	830	101,533
Electricite de France	2,181	50,608
Essilor International SA	1,351	143,654
European Aeronautic Defence & Space Co.	971	51,633
France Telecom SA	16,498	155,364
GDF Suez	12,916	251,840
Iliad SA	261	56,312
L'Oreal SA	574	93,850
Lafarge SA	1,520	92,973
LVMH Moet Hennessy Louis Vuitton SA	420	67,635
Pernod-Ricard SA	585	64,840
Renault SA	494	33,001
Sanofi	7,030	724,491
Schneider Electric SA	894	64,453
Societe Generale	1,549	52,745
Suez Environnement Co.	1,869	24,064
Technip SA	427	43,157
Total SA	6,625	323,064
Unibail-Rodamco SE (REIT)	265	61,446
Veolia Environnement	4,218	47,784
Vinci SA	944	47,095
Vivendi	10,503	197,937
(Cost $3,045,629)		3,602,410
	Shares	Value ($)

Germany 3.6%
Adidas AG	324	35,019
Allianz SE (Registered)	1,642	239,798
BASF SE	1,618	144,509
Bayer AG (Registered)	1,611	171,743
Bayerische Motoren Werke (BMW) AG	448	39,140
Beiersdorf AG	803	70,017
Commerzbank AG*	1,761	15,348
Continental AG	107	14,257
Daimler AG (Registered)	1,209	73,074
Deutsche Boerse AG	688	45,292
Deutsche Post AG (Registered)	2,615	64,985
Deutsche Telekom AG (Registered)	31,631	368,931
E.ON AG	14,726	241,631
Fresenius Medical Care AG & Co. KGaA	504	35,707
Fresenius SE & Co. KGaA	342	42,154
GEA Group AG	565	19,980
Henkel AG & Co. KGaA	790	61,917
Infineon Technologies AG	4,778	39,976
Linde AG	332	61,820
Merck KGaA	83	12,623
Metro AG	1,019	32,216
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	388	71,247
RWE AG	3,136	100,064
SAP AG	2,934	214,845
Siemens AG (Registered)	1,778	179,654
(Cost $1,771,234)		2,395,947
Hong Kong 3.0%
AIA Group Ltd.	23,000	96,659
Cathay Pacific Airways Ltd.	15,000	26,188
Cheung Kong (Holdings) Ltd.	5,000	67,574
Cheung Kong Infrastructure Holdings Ltd.	14,000	93,451
CLP Holdings Ltd.	35,000	282,589
Galaxy Entertainment Group Ltd.*	12,000	57,909
Hang Lung Properties Ltd.	5,000	17,359
Hang Seng Bank Ltd.	2,200	32,398
Hong Kong & China Gas Co., Ltd.	121,394	295,830
Hong Kong Exchanges & Clearing Ltd.	3,500	52,442
Hutchison Whampoa Ltd.	31,000	323,980
Li & Fung Ltd.	36,000	49,000
MTR Corp., Ltd.	17,500	64,066
Noble Group Ltd.	51,363	39,304
NWS Holdings Ltd.	30,000	45,638
Orient Overseas International Ltd.	5,000	32,027
Power Assets Holdings Ltd.	28,500	245,443
SJM Holdings Ltd.	12,000	28,907
Sun Hung Kai Properties Ltd.	5,000	64,285
Swire Pacific Ltd. "A"	2,000	23,953
Wharf Holdings Ltd.	3,000	24,978
(Cost $1,549,024)		1,963,980
Ireland 1.2%
CRH PLC (a)	20,956	424,688
CRH PLC (a)	12,486	252,696
Experian PLC	1,159	20,102
Shire PLC	2,843	90,189
(Cost $634,166)		787,675
	Shares	Value ($)

Italy 3.0%
Assicurazioni Generali SpA	6,464	112,801
Atlantia SpA	5,462	88,722
Enel Green Power SpA	16,188	33,582
Enel SpA (b)	58,620	183,760
Eni SpA	12,656	260,013
Fiat Industrial SpA	11,866	132,183
Fiat SpA*	19,601	135,846
Finmeccanica SpA*	3,437	17,121
Intesa Sanpaolo	70,157	112,260
Luxottica Group SpA	3,208	161,502
Pirelli & C. SpA	5,969	68,803
Prysmian SpA	3,776	70,206
Saipem SpA	1,195	19,335
Snam SpA	16,191	73,724
Telecom Italia SpA	369,240	256,458
Telecom Italia SpA (RSP)	230,121	127,160
Terna — Rete Elettrica Nationale SpA	14,939	62,070
UniCredit SpA	21,088	98,611
(Cost $1,957,857)		2,014,157
Japan 18.8%
AEON Co., Ltd.	5,200	68,270
Ajinomoto Co., Inc.	6,000	88,089
Alfresa Holdings Corp.	500	26,771
Asahi Group Holdings Ltd.	3,400	84,542
Asahi Kasei Corp.	15,000	99,226
Astellas Pharma, Inc.	4,800	261,394
Bridgestone Corp.	2,000	68,170
Canon, Inc.	5,100	167,503
Central Japan Railway Co.	300	36,789
Chubu Electric Power Co., Inc.	13,200	187,141
Chugai Pharmaceutical Co., Ltd.	2,300	47,683
Chugoku Electric Power Co., Inc.	6,300	99,204
Cosmo Oil Co., Ltd.*	28,000	51,667
Dai-ichi Life Insurance Co., Ltd.	16	23,158
Daiichi Sankyo Co., Ltd.	5,800	96,852
Dainippon Sumitomo Pharma Co., Ltd.	1,800	23,796
Daiwa House Industry Co., Ltd.	2,000	37,331
Daiwa Securities Group, Inc.	3,000	25,202
Denso Corp.	800	37,521
East Japan Railway Co.	1,300	101,069
Eisai Co., Ltd.	2,100	85,653
Electric Power Development Co., Ltd.	2,900	90,501
FANUC Corp.	600	87,004
Fast Retailing Co., Ltd.	100	33,732
Fuji Heavy Industries Ltd.	2,000	49,316
FUJIFILM Holdings Corp.	1,200	26,441
Fujitsu Ltd.	11,000	45,478
Hisamitsu Pharmaceutical Co., Inc.	700	35,660
Hitachi Ltd.	22,000	141,322
Hokkaido Electric Power Co., Inc.*	4,400	59,736
Hokuriku Electric Power Co.	2,800	44,074
Honda Motor Co., Ltd.	4,600	170,938
HOYA Corp.	1,400	28,726
Idemitsu Kosan Co., Ltd.	1,200	92,323
INPEX Corp.	84	351,168
ITOCHU Corp.	5,800	66,969
Japan Petroleum Exploration Co., Ltd.	1,600	64,938
	Shares	Value ($)

Japan Tobacco, Inc.	10,600	374,641
JFE Holdings, Inc.	3,900	85,620
JSR Corp.	2,900	58,663
JX Holdings, Inc.	87,920	426,438
Kansai Electric Power Co., Inc.*	15,900	218,359
Kao Corp.	4,500	153,141
KDDI Corp.	6,800	353,813
Keyence Corp.	310	98,937
Kikkoman Corp.	2,000	33,276
Kirin Holdings Co., Ltd.	10,000	157,056
Kobe Steel Ltd.*	23,000	28,528
Komatsu Ltd.	3,300	76,306
Kubota Corp.	4,000	58,071
Kuraray Co., Ltd.	5,600	78,607
Kyocera Corp.	900	91,615
Kyowa Hakko Kirin Co., Ltd.	3,000	33,942
Kyushu Electric Power Co., Inc.*	9,500	143,309
Lawson, Inc.	500	38,165
Marubeni Corp.	9,000	60,171
MEIJI Holdings Co., Ltd.	500	24,024
Miraca Holdings, Inc.	500	23,036
Mitsubishi Chemical Holdings Corp.	6,500	30,544
Mitsubishi Corp.	5,200	89,088
Mitsubishi Electric Corp.	7,000	65,579
Mitsubishi Estate Co., Ltd.	3,000	79,899
Mitsubishi Heavy Industries Ltd.	10,000	55,563
Mitsubishi Materials Corp.	11,000	38,712
Mitsubishi Tanabe Pharma Corp.	2,200	28,564
Mitsubishi UFJ Financial Group, Inc.	30,600	189,887
Mitsui & Co., Ltd.	6,600	82,925
Mitsui Fudosan Co., Ltd.	2,000	58,834
Mizuho Financial Group, Inc.	51,100	106,358
MS&AD Insurance Group Holdings, Inc.	1,300	33,062
Murata Manufacturing Co., Ltd.	1,000	76,133
Nintendo Co., Ltd.	500	58,989
Nippon Meat Packers, Inc.	2,000	30,594
Nippon Steel & Sumitomo Metal	57,000	154,046
Nippon Telegraph & Telephone Corp.	5,409	282,305
Nissan Motor Co., Ltd.	7,500	76,011
Nisshin Seifun Group, Inc.	3,000	35,938
Nissin Foods Holdings Co., Ltd.	700	28,339
Nitto Denko Corp.	1,600	102,937
Nomura Holdings, Inc.	8,800	65,211
NTT DoCoMo, Inc.	187	290,569
Olympus Corp.*	1,900	57,768
OMRON Corp.	1,600	47,744
Ono Pharmaceutical Co., Ltd.	700	47,503
ORIX Corp.	2,000	27,331
Osaka Gas Co., Ltd.	48,000	203,163
Otsuka Holdings KK	4,600	151,903
Panasonic Corp.*	3,100	24,915
Resona Holdings, Inc.	6,900	33,607
Ricoh Co., Ltd.	4,000	47,599
Santen Pharmaceutical Co., Ltd.	700	30,195
Seven & I Holdings Co., Ltd.	7,700	281,479
Shikoku Electric Power Co., Inc.*	4,200	76,069
Shin-Etsu Chemical Co., Ltd.	3,300	218,965
Shionogi & Co., Ltd.	3,900	81,406
Shiseido Co., Ltd.	3,500	52,063
Showa Shell Sekiyu KK	9,000	74,055
SMC Corp.	300	60,419
	Shares	Value ($)

SOFTBANK Corp.	12,100	706,500
Sony Corp.	1,300	27,506
Sumitomo Chemical Co., Ltd.	6,000	18,878
Sumitomo Corp.	5,100	63,616
Sumitomo Metal Mining Co., Ltd.	5,000	55,765
Sumitomo Mitsui Financial Group, Inc.	3,200	146,828
Sumitomo Mitsui Trust Holdings, Inc.	7,410	34,597
Sumitomo Realty & Development Co., Ltd.	1,000	39,883
Suzuken Co., Ltd.	900	30,310
Sysmex Corp.	1,000	65,444
Takeda Pharmaceutical Co., Ltd.	8,300	375,620
Terumo Corp.	1,400	69,670
Toho Gas Co., Ltd.	7,000	36,209
Tohoku Electric Power Co., Inc.*	10,000	125,255
Tokio Marine Holdings, Inc.	1,400	44,400
Tokyo Electric Power Co., Inc.*	31,100	160,649
Tokyo Electron Ltd.	1,000	50,622
Tokyo Gas Co., Ltd.	57,000	315,469
TonenGeneral Sekiyu KK	15,000	145,351
Toray Industries, Inc.	15,000	97,108
Toshiba Corp.	21,000	101,015
Toyo Suisan Kaisha Ltd.	1,000	33,330
Toyota Motor Corp.	6,000	362,288
Unicharm Corp.	900	50,911
Yahoo Japan Corp.	90	44,473
Yakult Honsha Co., Ltd.	700	29,010
(Cost $10,768,602)		12,528,053
Luxembourg 0.5%
ArcelorMittal	7,780	86,723
Millicom International Cellular SA (SDR)	2,289	165,034
Tenaris SA	1,718	34,567
(Cost $296,693)		286,324
Macau 0.1%
Sands China Ltd.	11,200	52,599
Wynn Macau Ltd.	9,200	24,775
(Cost $29,914)		77,374
Netherlands 5.1%
AEGON NV	13,027	86,967
Akzo Nobel NV	2,534	142,338
ASML Holding NV	6,883	539,999
Corio NV (REIT)	729	28,905
DE Master Blenders 1753 NV*	1,545	24,735
Gemalto NV	1,607	145,502
Heineken Holding NV	499	27,952
Heineken NV	780	49,587
ING Groep NV (CVA)*	27,123	247,842
Koninklijke (Royal) KPN NV	223,027	461,262
Koninklijke Ahold NV	4,171	61,965
Koninklijke DSM NV	1,774	115,417
Koninklijke Philips NV	5,110	139,189
Koninklijke Vopak NV	374	22,052
Randstad Holding NV	918	37,485
Reed Elsevier NV	15,755	261,326
Royal Dutch Shell PLC "A"	3,196	101,988
Royal Dutch Shell PLC "B"	2,331	77,088
Unilever NV (CVA)	4,999	196,095
Wolters Kluwer NV	7,591	160,084
	Shares	Value ($)

Ziggo NV	11,865	473,661
(Cost $2,716,360)		3,401,439
Norway 2.0%
DnB ASA	20,390	294,569
Gjensidige Forsikring ASA	5,213	76,568
Norsk Hydro ASA	39,308	156,558
Statoil ASA	8,217	169,397
Telenor ASA	17,773	352,324
Yara International ASA	7,548	300,972
(Cost $880,800)		1,350,388
Singapore 4.1%
CapitaLand Ltd.	20,000	48,310
ComfortDelGro Corp., Ltd.	29,000	41,730
DBS Group Holdings Ltd.	8,000	97,385
Genting Singapore PLC	175,000	181,500
Global Logistic Properties Ltd.	17,000	36,674
Golden Agri-Resources Ltd.	381,000	167,372
Hutchison Port Holdings Trust (Units)	63,000	46,302
Jardine Cycle & Carriage Ltd.	3,000	100,607
Keppel Corp., Ltd.	15,400	125,925
Olam International Ltd. (b)	76,000	98,162
Oversea-Chinese Banking Corp., Ltd.	14,000	109,923
SembCorp Industries Ltd.	16,000	62,178
SembCorp Marine Ltd.	8,000	27,117
Singapore Airlines Ltd.	6,000	47,998
Singapore Exchange Ltd.	7,000	38,651
Singapore Press Holdings Ltd.	54,000	177,261
Singapore Technologies Engineering Ltd.	15,000	49,343
Singapore Telecommunications Ltd.	127,000	376,100
Singapore Telecommunications Ltd.	150,000	443,682
StarHub Ltd.	25,000	82,439
United Overseas Bank Ltd.	7,000	109,191
Wilmar International Ltd.	94,000	232,594
(Cost $2,172,351)		2,700,444
Spain 3.7%
Abertis Infraestructuras SA	7,238	125,713
ACS, Actividades de Construccion y Servicios SA	2,511	66,205
Amadeus IT Holding SA "A"	12,463	398,122
Banco Bilbao Vizcaya Argentaria SA	12,973	108,029
Banco Santander SA	26,579	168,269
Enagas SA	2,258	55,777
Ferrovial SA	7,677	122,648
Gas Natural SDG SA	3,160	63,449
Iberdrola SA	38,478	201,948
Inditex SA	2,822	348,101
Red Electrica Corporacion SA	963	52,819
Repsol SA	17,632	371,703
Telefonica SA*	27,672	356,059
Zardoya Otis SA	3,050	43,083
(Cost $1,933,844)		2,481,925
Sweden 5.4%
Assa Abloy AB "B"	1,207	47,053
Atlas Copco AB "A"	2,084	50,050
Electrolux AB "B"	1,087	27,487
Elekta AB "B"	12,323	187,420
	Shares	Value ($)

Getinge AB "B"	6,438	195,173
Hennes & Mauritz AB "B"	5,804	190,047
Hexagon AB "B"	5,262	140,337
Husqvarna AB "B"	4,852	25,528
Investor AB "B"	3,056	81,771
Nordea Bank AB	10,270	114,241
Sandvik AB	3,095	36,855
Skandinaviska Enskilda Banken AB "A"	4,035	38,389
Skanska AB "B"	1,724	28,488
SKF AB "B"	1,279	29,807
Svenska Cellulosa AB "B"	22,492	563,133
Svenska Handelsbanken AB "A"	1,999	79,930
Swedbank AB "A"	2,795	63,790
Swedish Match AB	8,091	286,043
Tele2 AB "B"	12,231	143,107
Telefonaktiebolaget LM Ericsson "B"	62,244	705,681
TeliaSonera AB	81,015	526,388
Volvo AB "B"	2,677	35,680
(Cost $3,070,182)		3,596,398
Switzerland 5.9%
ABB Ltd. (Registered)*	6,008	129,706
Adecco SA (Registered)*	407	23,103
Aryzta AG*	598	33,532
Compagnie Financiere Richemont SA "A"	1,918	168,250
Credit Suisse Group AG (Registered)	3,051	80,890
Geberit AG (Registered)	147	36,394
Givaudan SA (Registered)*	42	54,235
Glencore Xstrata PLC	25,800	107,327
Holcim Ltd. (Registered)*	980	68,387
Nestle SA (Registered)	12,515	818,562
Novartis AG (Registered)	5,844	414,161
Roche Holding AG (Genusschein)	1,812	448,985
SGS SA (Registered)	29	62,152
Sika AG (Bearer)	9	23,237
STMicroelectronics NV	8,506	76,068
Swatch Group AG (Bearer)	87	47,668
Swiss Re AG.*	723	53,557
Swisscom AG (Registered)	2,001	874,439
Syngenta AG (Registered)	395	154,045
UBS AG (Registered)*	5,885	99,976
Wolseley PLC	878	40,636
Zurich Insurance Group AG*	398	103,145
(Cost $2,158,091)		3,918,455
United Kingdom 6.2%
Anglo American PLC	4,058	78,415
ARM Holdings PLC	22,472	271,907
AstraZeneca PLC	5,312	251,279
BAE Systems PLC	8,559	50,025
Barclays PLC	8,467	36,296
BG Group PLC	3,267	55,758
BHP Billiton PLC	5,678	145,836
BP PLC	14,756	102,365
British American Tobacco PLC	1,714	88,020
British Sky Broadcasting Group PLC	1,048	12,646
BT Group PLC	34,124	159,688
Capita PLC	1,652	24,340
	Shares	Value ($)

Centrica PLC	18,856	103,484
Diageo PLC	2,700	77,445
GlaxoSmithKline PLC	20,289	507,566
HSBC Holdings PLC	12,924	133,933
Imperial Tobacco Group PLC	836	29,047
Inmarsat PLC	3,673	37,695
International Consolidated Airlines Group SA*	16,625	66,425
Kingfisher PLC	2,564	13,422
Lloyds Banking Group PLC*	35,330	34,060
National Grid PLC	14,501	164,028
Pearson PLC	2,051	36,417
Prudential PLC	3,097	50,914
Reckitt Benckiser Group PLC	814	57,704
Reed Elsevier PLC	2,666	30,379
Rio Tinto PLC	3,426	140,420
Rolls-Royce Holdings PLC*	5,596	96,824
SABMiller PLC	790	38,014
Severn Trent PLC	719	18,132
Smith & Nephew PLC	4,043	45,058
Smiths Group PLC	1,710	34,119
SSE PLC	3,756	86,713
Standard Chartered PLC	1,687	36,422
Subsea 7 SA*	3,151	55,136
Tesco PLC	10,251	51,514
The Sage Group PLC	24,217	125,597
Unilever PLC	1,529	62,095
United Utilities Group PLC	2,852	29,623
Vodafone Group PLC	230,436	661,286
WPP PLC	2,440	41,686
(Cost $2,823,925)		4,141,733
United States 0.4%
Catamaran Corp.* (Cost $259,598)	5,300	257,970
Total Common Stocks (Cost $47,179,217)		59,651,698

Preferred Stocks 0.2%
Germany
Henkel AG & Co. KGaA	1,058	99,279
Volkswagen AG	123	24,832
Total Preferred Stocks (Cost $37,424)		124,111

Exchange-Traded Funds 8.4%
Emerging Markets
iShares MSCI Emerging Markets Index Fund (b)	73,000	2,815,610
Vanguard FTSE Emerging Markets Fund	71,400	2,768,892
Total Exchange-Traded Funds (Cost $4,637,577)		5,584,502

Securities Lending Collateral 4.6%
Daily Assets Fund Institutional, 0.10% (c) (d) (Cost $3,080,040)	3,080,040	3,080,040

Cash Equivalents 0.4%
Central Cash Management Fund, 0.07% (c) (Cost $276,960)	276,960	276,960

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $55,211,218)†	103.3	68,717,311
Other Assets and Liabilities, Net	(3.3)	(2,172,093)
Net Assets	100.0	66,545,218

* Non-income producing security.

† The cost for federal income tax purposes was $55,497,976. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $13,219,335. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,795,680 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,576,345.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2013 amounted to $3,013,676, which is 4.5% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen (Certificate of Stock)

FTSE: Financial Times and the London Stock Exchange

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At June 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Euro Stoxx 50 Index	EUR	9/20/2013	18	608,703	(22,000)
FTSE 100 Index	GBP	9/20/2013	1	93,713	(2,512)
Nikkei 225 Index	USD	9/12/2013	4	276,800	3,784
SPI 200 Index	AUD	9/19/2013	2	218,074	(2,200)
Total net unrealized depreciation					(22,928)

Currency Abbreviations
AUD Australian Dollar EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and Preferred Stocks (e)
Australia	$—	$5,666,397	$—	$5,666,397
Austria	—	349,108	—	349,108
Belgium	—	981,453	—	981,453
Bermuda	—	131,333	—	131,333
Canada	3,873,089	—	—	3,873,089
Denmark	—	1,784,639	—	1,784,639
Finland	—	1,361,007	—	1,361,007
France	—	3,602,410	—	3,602,410
Germany	—	2,520,058	—	2,520,058
Hong Kong	—	1,963,980	—	1,963,980
Ireland		787,675	—	787,675
Italy	—	2,014,157	—	2,014,157
Japan	—	12,528,053	—	12,528,053
Luxembourg	—	286,324	—	286,324
Macau	—	77,374	—	77,374
Netherlands	—	3,401,439	—	3,401,439
Norway	—	1,350,388	—	1,350,388
Singapore	—	2,700,444	—	2,700,444
Spain	—	2,481,925	—	2,481,925
Sweden	—	3,596,398	—	3,596,398
Switzerland	—	3,918,455	—	3,918,455
United Kingdom	—	4,141,733	—	4,141,733
United States	257,970	—	—	257,970
Exchange-Traded Funds	5,584,502	—	—	5,584,502
Short-Term Investments (e)	3,357,000	—	—	3,357,000
Derivatives (f) Futures Contracts	3,784	—	—	3,784
Total	$13,076,345	$55,644,750	$—	$68,721,095
Liabilities
Derivatives (f) Futures Contracts	$(26,712)	$—	$—	$(26,712)
Total	$(26,712)	$—	$—	$(26,712)

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $51,854,218) — including $3,013,676 of securities loaned	$65,360,311
Investment in Daily Assets Fund Institutional (cost $3,080,040)*	3,080,040
Investment in Central Cash Management Fund (cost $276,960)	276,960
Total investments in securities, at value (cost $55,211,218)	68,717,311
Foreign currency, at value (cost $725,372)	708,545
Deposits with broker for futures contracts	144,547
Receivable for investments sold	9,785
Receivable for Fund shares sold	401
Dividends receivable	131,550
Interest receivable	4,104
Foreign taxes recoverable	63,956
Other assets	432
Total assets	69,780,631
Liabilities
Payable upon return of securities loaned	3,080,040
Payable for Fund shares redeemed	27,328
Payable for variation margin on futures contracts	22,928
Accrued management fee	33,360
Accrued Trustees' fees	228
Other accrued expenses and payables	71,529
Total liabilities	3,235,413
Net assets, at value	$66,545,218
Net Assets Consist of
Undistributed net investment income	980,681
Net unrealized appreciation (depreciation) on: Investments	13,506,093
Futures	(22,928)
Foreign currency	(21,353)
Accumulated net realized gain (loss)	(62,254,077)
Paid-in capital	114,356,802
Net assets, at value	$66,545,218
Class A Net Asset Value, offering and redemption price per share ($66,545,218 ÷ 8,359,079 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.96

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $156,353)	$1,408,018
Interest	290
Income distributions — Central Cash Management Fund	430
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	56,743
Total income	1,465,481
Expenses: Management fee	222,173
Administration fee	34,180
Services to shareholders	569
Custodian fee	18,685
Legal fees	8,272
Audit and tax fees	28,930
Reports to shareholders	14,353
Trustees' fees and expenses	2,250
Other	15,172
Total expenses before expense reductions	344,584
Expense reductions	(5,951)
Total expenses after expense reductions	338,633
Net investment income	1,126,848
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,347,497
Futures	78,186
Foreign currency	1,032
2,426,715
Change in net unrealized appreciation (depreciation) on: Investments	(1,863,820)
Futures	(27,008)
Foreign currency	(21,381)
(1,912,209)
Net gain (loss)	514,506
Net increase (decrease) in net assets resulting from operations	$1,641,354

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income	$1,126,848	$1,605,589
Net realized gain (loss)	2,426,715	337,693
Change in net unrealized appreciation (depreciation)	(1,912,209)	8,562,569
Net increase (decrease) in net assets resulting from operations	1,641,354	10,505,851
Distributions to shareholders from: Net investment income: Class A	(1,676,904)	(1,885,705)
Total distributions	(1,676,904)	(1,885,705)
Fund share transactions: Class A Proceeds from shares sold	2,211,362	2,442,886
Reinvestment of distributions	1,676,904	1,885,705
Payments for shares redeemed	(4,294,300)	(10,767,707)
Net increase (decrease) in net assets from Class A share transactions	(406,034)	(6,439,116)
Increase (decrease) in net assets	(441,584)	2,181,030
Net assets at beginning of period	66,986,802	64,805,772
Net assets at end of period (including undistributed net investment income of $980,681 and $1,530,737, respectively)	$66,545,218	$66,986,802
Other Information
Class A Shares outstanding at beginning of period	8,411,945	9,288,789
Shares sold	267,221	334,743
Shares issued to shareholders in reinvestment of distributions	202,769	258,316
Shares redeemed	(522,856)	(1,469,903)
Net increase (decrease) in Class A shares	(52,866)	(876,844)
Shares outstanding at end of period	8,359,079	8,411,945

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$7.96		$6.98	$8.08	$7.45	$6.22	$16.76
Income (loss) from investment operations: Net investment incomea	.13		.18	.19	.14	.12	.33	c
Net realized and unrealized gain (loss)	.07		1.01	(1.14)	.66	1.51	(6.67)
Total from investment operations	.20		1.19	(.95)	.80	1.63	(6.34)
Less distributions from: Net investment income	(.20)		(.21)	(.15)	(.17)	(.40)	(.13)
Net realized gains	—		—	—	—	—	(4.07)
Total distributions	(.20)		(.21)	(.15)	(.17)	(.40)	(4.20)
Net asset value, end of period	$7.96		$7.96	$6.98	$8.08	$7.45	$6.22
Total Return (%)	2.45	b**	17.34	(12.07)	10.93	29.36	(48.81	)b,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67		67	65	83	86	91
Ratio of expenses before expense reductions (%)	1.01	*	1.02	1.03	.99	.94	1.02
Ratio of expenses after expense reductions (%)	.99	*	1.02	1.03	.99	.94	1.01
Ratio of net investment income (%)	3.30	*	2.46	2.44	1.90	1.89	3.04	c
Portfolio turnover rate (%)	22	**	18	26	14	139	132
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reimbursed.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Diversified International Equity VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On July 12, 2013, the Fund was renamed DWS Global Equity VIP.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $3,013,676. The value of the related collateral, $3,080,040, exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $64,369,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($25,205,000) and December 31, 2017 ($39,164,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2012 through December 31, 2012, the Fund elects to defer qualified late year losses of approximately $108,000 of net long-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures contracts, income received from passive foreign investment companies and and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2013, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,197,000 to $1,699,000.

The following table summarizes the value of the Fund's derivative instruments held as of June 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$3,784

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(26,712)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$78,186

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(27,008)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment transactions (excluding short-term investments) aggregated $14,864,235 and $15,793,563, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acted as an investment subadvisor to the Fund. As an investment subadvisor, QS Investors rendered strategic asset allocation services and managed the portion of assets allocated from time to time to the Fund's global tactical asset allocation overlay strategy. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. Effective July 12, 2013, QS Investors no longer acts as subadvisor to the Fund and day-to-day portfolio management of the Fund transitioned to DIMA.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

For the period from January 1, 2013 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.99%.

Accordingly, for the six months ended June 30, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $5,895, and the amount charged aggregated $216,278, which was equivalent to an annualized effective rate of 0.63% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $34,180, of which $5,586 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC aggregated $56, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,697, of which $6,267 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Fees. Effective February 7, 2013, Deutsche Bank AG serves as lending agent for the Fund. For the period from February 7, 2013 through June 30, 2013, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $6,119.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

At June 30, 2013, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 47%, 28% and 24%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

H. Changes to Fund Name, Portfolio Management Team and Investment Strategies

On July 12, 2013, DWS Diversified International Equity VIP changed its name to DWS Global Equity VIP, and QS Investors, LLC no longer acts as subadvisor to the Fund. In addition, effective at that time, the Fund's portfolio management team changed and certain changes were made to the Fund's investment strategies and portfolio management process. More details regarding these changes are set forth in the Fund's prospectus dated July 12, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses, had it not done so, expenses would have ben higher, The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A
Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$1,024.50
Expenses Paid per $1,000*	$4.97
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$1,019.89
Expenses Paid per $1,000*	$4.96

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Diversified International Equity VIP	.99%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2DIE-3 (R-028380-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Global Growth VIP

(formerly DWS Global Thematic VIP)

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Management
7 Investment Portfolio
13 Statement of Assets and Liabilities
14 Statement of Operations
15 Statement of Changes in Net Assets
16 Financial Highlights
18 Notes to Financial Statements
23 Information About Your Fund's Expenses
24 Proxy Voting
25 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 1.42% and 1.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Effective May 1, 2013, the Fund's investment strategies changed and the Fund seeks to achieve its objective by allocating its assets among a global growth sleeve and a small cap growth sleeve. The Fund's past performance may have been different if the Fund had been managed using the current investment strategies.

Growth of an Assumed $10,000 Investment in DWS Global Growth VIP

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 24 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Global Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,464	$11,805	$13,234	$10,318	$21,273
	Average annual total return	4.64%	18.05%	9.79%	0.63%	7.84%
MSCI World Index	Growth of $10,000	$10,843	$11,858	$14,705	$11,425	$20,127
	Average annual total return	8.43%	18.58%	13.72%	2.70%	7.25%
DWS Global Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,448	$11,772	$13,102	$10,138	$20,519
	Average annual total return	4.48%	17.72%	9.42%	0.28%	7.45%
MSCI World Index	Growth of $10,000	$10,843	$11,858	$14,705	$11,425	$20,127
	Average annual total return	8.43%	18.58%	13.72%	2.70%	7.25%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/13	12/31/12

Common Stocks	97%	97%
Cash Equivalents	2%	1%
Participatory Notes	1%	0%
Preferred Stock	—	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/13	12/31/12

Industrials	20%	13%
Financials	14%	14%
Information Technology	14%	15%
Consumer Staples	13%	8%
Health Care	13%	12%
Consumer Discretionary	12%	10%
Energy	9%	8%
Materials	4%	13%
Telecommunication Services	1%	4%
Utilities	—	3%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/13	12/31/12

United States	48%	37%
Continental Europe	26%	31%
Asia (excluding Japan)	9%	10%
United Kingdom	7%	2%
Canada	5%	6%
Latin America	2%	6%
Japan	2%	3%
Nigeria	1%	0%
Africa	—	2%
Middle East	—	2%
Bermuda	—	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Joseph Axtell, CFA

Lead Portfolio Manager

Rafaelina M. Lee

Reid Galas, CFA

Nils E. Ernst, PhD

Martin Berberich, CFA

Sebastian P. Werner, PhD

Portfolio Managers

Investment Portfolio June 30, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 96.8%
Austria 0.0%
ams AG (Cost $17,728)	194	14,322
Belgium 1.0%
Anheuser-Busch InBev NV (Cost $523,675)	5,500	487,934
Bermuda 0.2%
Lazard Ltd. "A" (a) (Cost $81,931)	3,434	110,403
Canada 4.2%
Brookfield Asset Management, Inc. "A"	23,000	826,662
Canadian Pacific Railway Ltd.	6,400	776,069
Goldcorp, Inc.	13,000	321,490
SunOpta, Inc.*	13,881	105,357
(Cost $2,271,988)		2,029,578
China 0.2%
Minth Group Ltd. (Cost $130,583)	74,438	116,926
Cyprus 0.2%
Prosafe SE (Cost $100,805)	10,632	93,141
Denmark 0.2%
GN Store Nord A/S (Cost $109,509)	5,936	112,070
Finland 0.6%
Stora Enso Oyj "R" (Cost $283,996)	40,000	266,545
France 3.9%
Edenred	14,000	428,243
Etablissements Maurel et Prom (a)	14,000	208,007
JC Decaux SA	3,606	98,290
LVMH Moet Hennessy Louis Vuitton SA	2,300	370,383
Pernod-Ricard SA (a)	7,000	775,867
(Cost $2,010,094)		1,880,790
Germany 4.8%
BASF SE	5,250	468,894
Fresenius Medical Care AG & Co. KGaA	12,000	850,168
Gerresheimer AG	1,472	85,066
SAP AG	5,100	373,452
Stada Arzneimittel AG	9,300	399,374
United Internet AG (Registered)	5,251	147,995
(Cost $2,332,992)		2,324,949
Hong Kong 0.7%
K Wah International Holdings Ltd.	259,956	118,324
REXLot Holdings Ltd.	1,480,479	96,947
Techtronic Industries Co.	43,264	103,240
(Cost $368,087)		318,511
India 1.4%
ICICI Bank Ltd. (ADR) (a) (Cost $805,229)	17,500	669,375
Indonesia 2.4%
PT Arwana Citramulia Tbk	246,103	79,177
PT Ciputra Property Tbk	648,933	77,181
	Shares	Value ($)

PT Gudang Garam Tbk	85,000	432,070
PT Indofood CBP Sukses Makmur Tbk	450,000	551,940
(Cost $1,149,198)		1,140,368
Ireland 2.8%
C&C Group PLC	17,419	94,445
Experian PLC	27,000	468,303
Paddy Power PLC	1,652	141,751
Ryanair Holdings PLC (ADR) (a)	2,934	151,189
Shire PLC	15,000	475,845
(Cost $1,307,994)		1,331,533
Italy 0.8%
Prysmian SpA	4,974	92,481
Unipol Gruppo Finanziario SpA	90,000	294,567
(Cost $418,136)		387,048
Japan 1.8%
Ai Holdings Corp.	6,065	53,451
Avex Group Holdings, Inc.	3,864	121,755
Hajime Construction Co., Ltd.	2,215	123,293
Kusuri No Aoki Co., Ltd.	1,548	102,082
MISUMI Group, Inc.	2,378	65,020
Nippon Seiki Co., Ltd.	9,059	117,017
OSG Corp.	1,078	16,185
Sumikin Bussan Corp.	3,535	9,695
United Arrows Ltd.	3,891	163,015
Universal Entertainment Corp.	5,155	91,215
(Cost $934,020)		862,728
Korea 1.1%
Hyundai Motor Co. (Cost $506,661)	2,600	510,804
Luxembourg 0.6%
Millicom International Cellular SA (SDR) (Cost $359,124)	4,300	310,024
Malaysia 1.3%
CIMB Group Holdings Bhd.	4,900	12,692
Hartalega Holdings Bhd.	67,619	136,739
IHH Healthcare Bhd.*	350,000	437,524
Tune Ins Holdings Bhd.*	86,331	50,432
(Cost $665,517)		637,387
Mexico 2.0%
Fomento Economico Mexicano SAB de CV (ADR) (a)	7,000	722,330
Grupo Aeroportuario del Sureste SAB de CV (ADR) (a)	2,000	222,480
(Cost $1,042,663)		944,810
Netherlands 2.0%
ASML Holding NV	7,000	549,178
Brunel International NV	2,130	89,675
Chicago Bridge & Iron Co. NV (c)	1,989	118,664
Koninklijke Vopak NV	1,654	97,522
SBM Offshore NV*	7,554	126,450
(Cost $945,174)		981,489
Norway 0.5%
DNO International ASA* (Cost $240,816)	135,000	246,315
	Shares	Value ($)

Panama 0.2%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $95,542)	4,262	95,426
Philippines 1.3%
Alliance Global Group, Inc.*	196,669	105,209
GT Capital Holdings, Inc.	5,556	101,810
House of Investments, Inc.	67,997	11,792
Metropolitan Bank & Trust	155,000	395,626
(Cost $734,863)		614,437
Russia 0.9%
Sberbank of Russia (ADR) (b)	22,119	253,926
Sberbank of Russia (ADR) (b)	17,881	203,875
(Cost $504,773)		457,801
Singapore 0.5%
ARA Asset Management Ltd.	37,216	50,914
Lian Beng Group Ltd.	275,053	112,478
Yongnam Holdings Ltd.	317,588	86,191
(Cost $252,135)		249,583
Spain 0.3%
Mapfre SA (Cost $185,754)	50,000	161,749
Sweden 4.8%
Meda AB "A"	31,000	349,275
Svenska Cellulosa AB "B"	20,000	500,741
Swedish Match AB	18,000	636,358
Telefonaktiebolaget LM Ericsson "B"	40,000	453,493
Volvo AB "B"	30,000	399,847
(Cost $2,311,632)		2,339,714
Switzerland 2.4%
Dufry AG (Registered)*	712	86,149
Nestle SA (Registered)	8,000	523,251
OC Oerlikon Corp. AG (Registered)*	4,566	53,871
Pentair Ltd. (Registered) (c)	9,000	519,210
(Cost $1,192,863)		1,182,481
Thailand 0.1%
Malee Sampran Factory PCL (Foreign Registered) (Cost $72,605)	33,400	36,615
Turkey 0.6%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT)	100,000	140,774
Turkiye Halk Bankasi AS	20,000	169,056
(Cost $407,986)		309,830
United Kingdom 6.1%
Aveva Group PLC	15,000	515,643
Babcock International Group PLC	8,656	145,741
BP PLC	100,000	693,717
Burberry Group PLC	3,645	75,194
Crest Nicholson Holdings PLC*	11,257	54,758
Domino's Pizza Group PLC	9,879	101,032
Essentra PLC	7,700	81,978
Hargreaves Lansdown PLC	6,942	93,368
HellermannTyton Group PLC*	24,491	96,430
IG Group Holdings PLC	11,488	101,644
Intertek Group PLC	15,000	668,393
	Shares	Value ($)

John Wood Group PLC	8,030	99,209
Rotork PLC	2,366	95,718
Spirax-Sarco Engineering PLC	2,643	107,480
(Cost $3,087,664)		2,930,305
United States 46.9%
Advance Auto Parts, Inc.	992	80,521
AECOM Technology Corp.*	2,707	86,056
Affiliated Managers Group, Inc.*	706	115,742
Agilent Technologies, Inc.	5,000	213,800
Allergan, Inc.	6,000	505,440
Alliance Data Systems Corp.* (a)	5,000	905,150
Altra Holdings, Inc.	2,110	57,772
Amphenol Corp. "A"	10,000	779,400
Applied Industrial Technologies, Inc.	1,766	85,351
BE Aerospace, Inc.*	1,915	120,798
Beam, Inc.	11,500	725,765
Blount International, Inc.*	4,376	51,724
BorgWarner, Inc.*	1,365	117,595
Bristol-Myers Squibb Co.	7,500	335,175
Cardtronics, Inc.*	2,805	77,418
Catamaran Corp.*	1,985	96,709
CBRE Group, Inc. "A"*	25,000	584,000
Cerner Corp.* (a)	4,200	403,578
Colfax Corp.*	10,000	521,100
Danaher Corp. (a)	10,000	633,000
Deckers Outdoor Corp.* (a)	1,165	58,844
DFC Global Corp.*	7,526	103,934
DIRECTV*	7,500	462,150
Dresser-Rand Group, Inc.*	1,695	101,666
Dril-Quip, Inc.*	944	85,234
eBay, Inc.*	3,800	196,536
Edwards Lifesciences Corp.* (a)	4,500	302,400
Encore Capital Group, Inc.*	2,721	90,092
ExamWorks Group, Inc.*	3,459	73,435
Exelis, Inc.	9,000	124,110
Exxon Mobil Corp.	4,200	379,470
FMC Technologies, Inc.*	9,000	501,120
General Electric Co.	20,000	463,800
Google, Inc. "A"*	550	484,203
Green Mountain Coffee Roasters, Inc.*	1,642	123,248
Hain Celestial Group, Inc.*	1,352	87,839
HeartWare International, Inc.* (a)	1,125	106,999
Hi-Tech Pharmacal Co., Inc.	3,675	122,010
Jack in the Box, Inc.*	1,435	56,381
Jarden Corp.*	2,548	111,475
JPMorgan Chase & Co.	16,000	844,640
L Brands, Inc.	12,000	591,000
Las Vegas Sands Corp.	10,000	529,300
Leucadia National Corp.	3,994	104,723
Manitowoc Co., Inc. (a)	6,058	108,499
MasterCard, Inc. "A" (a)	1,450	833,025
McDonald's Corp.	6,000	594,000
MICROS Systems, Inc.*	1,693	73,053
Microsoft Corp.	16,000	552,480
Middleby Corp.*	688	117,022
Monster Beverage Corp.* (a)	7,000	425,390
National Oilwell Varco, Inc.	6,000	413,400
Noble Energy, Inc. (a)	8,500	510,340
Oasis Petroleum, Inc.*	1,932	75,097
Ocwen Financial Corp.*	3,047	125,597
Oil States International, Inc.*	661	61,235
	Shares	Value ($)

Onyx Pharmaceuticals, Inc.* (a)	2,200	191,004
Pacira Pharmaceuticals, Inc.*	5,771	167,359
Pall Corp. (a)	7,500	498,225
Pfizer, Inc.	19,000	532,190
Polaris Industries, Inc. (a)	1,213	115,235
Praxair, Inc.	7,000	806,120
Precision Castparts Corp.	2,700	610,227
PTC, Inc.*	2,159	52,960
Roadrunner Transportation Systems, Inc.*	3,488	97,106
Rosetta Resources, Inc.*	981	41,712
Schlumberger Ltd.	10,000	716,600
Sears Hometown & Outlet Stores, Inc.*	2,142	93,648
Signature Bank*	809	67,163
Stericycle, Inc.*	530	58,528
Tenneco, Inc.*	2,070	93,730
The Bancorp., Inc.*	2,216	33,218
Thermon Group Holdings, Inc.*	4,649	94,840
Thoratec Corp.*	2,807	87,887
TIBCO Software, Inc.*	3,368	72,075
TiVo, Inc.*	3,929	43,415
Tractor Supply Co. (a)	2,600	305,786
Tristate Capital Holdings, Inc.*	4,299	59,111
United Rentals, Inc.*	1,923	95,977
United Technologies Corp.	7,000	650,580
Urban Outfitters, Inc.*	2,157	86,755
WABCO Holdings, Inc.*	1,514	113,081
Waddell & Reed Financial, Inc. "A" (a)	2,494	108,489
	Shares	Value ($)

Western Digital Corp.	2,924	181,551
Zions Bancorp. (a)	4,255	122,885
(Cost $22,295,020)		22,687,298
Total Common Stocks (Cost $47,746,757)		46,842,289

Participatory Note 1.0%
Nigeria
Zenith Bank PLC (issuer Merrill Lynch International), Expiration Date 8/21/2015* (Cost $533,000)	4,100,000	499,478

Securities Lending Collateral 16.9%
Daily Assets Fund Institutional, 0.10% (d) (e) (Cost $8,186,461)	8,186,461	8,186,461

Cash Equivalents 1.9%
Central Cash Management Fund, 0.07% (d) (Cost $905,378)	905,378	905,378

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $57,371,596)†	116.6	56,433,606
Other Assets and Liabilities, Net	(16.6)	(8,026,509)
Net Assets	100.0	48,407,097

* Non-income producing security.

† The cost for federal income tax purposes was $57,977,545. At June 30, 2013, net unrealized depreciation for all securities based on tax cost was $1,543,939. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,489,386 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,033,325.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2013 amounted to $8,026,573, which is 16.6% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Listed on the New York Stock Exchange.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

SDR: Swedish Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (f)
Austria	$—	$14,322	$—	$14,322
Belgium	—	487,934	—	487,934
Bermuda	110,403	—	—	110,403
Canada	2,029,578	—	—	2,029,578
China	—	116,926	—	116,926
Cyprus	—	93,141	—	93,141
Denmark	—	112,070	—	112,070
Finland	—	266,545	—	266,545
France	—	1,880,790	—	1,880,790
Germany	—	2,324,949	—	2,324,949
Hong Kong	—	318,511	—	318,511
India	669,375	—	—	669,375
Indonesia	—	1,140,368	—	1,140,368
Ireland	151,189	1,180,344	—	1,331,533
Italy	—	387,048	—	387,048
Japan	—	862,728	—	862,728
Korea	—	510,804	—	510,804
Luxembourg	—	310,024	—	310,024
Malaysia	—	637,387	—	637,387
Mexico	944,810	—	—	944,810
Netherlands	118,664	862,825	—	981,489
Norway	—	246,315	—	246,315
Panama	95,426	—	—	95,426
Philippines	—	614,437	—	614,437
Russia	253,926	203,875	—	457,801
Singapore	—	249,583	—	249,583
Spain	—	161,749	—	161,749
Sweden	—	2,339,714	—	2,339,714
Switzerland	519,210	663,271	—	1,182,481
Thailand	—	36,615	—	36,615
Turkey	—	309,830	—	309,830
United Kingdom	—	2,930,305	—	2,930,305
United States	22,687,298	—	—	22,687,298
Participatory Note (f)	—	499,478	—	499,478
Short-Term Investments (f)	9,091,839	—	—	9,091,839
Total	$36,671,718	$19,761,888	$—	$56,433,606

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $48,279,757) — including $8,026,573 of securities loaned	47,341,767
Investment in Daily Assets Fund Institutional (cost $8,186,461)*	8,186,461
Investment in Central Cash Management Fund (cost $905,378)	905,378
Total investments in securities, at value (cost $57,371,596)	56,433,606
Cash	5,720
Foreign currency, at value (cost $178,413)	175,299
Receivable for investments sold	62,420
Receivable for Fund shares sold	1,819
Dividends receivable	41,984
Interest receivable	1,370
Foreign taxes recoverable	25,378
Other assets	451
Total assets	56,748,047
Liabilities
Payable upon return of securities loaned	8,186,461
Payable for investments purchased	2,899
Payable for Fund shares redeemed	52,262
Accrued management fee	13,389
Accrued Trustees' fees	579
Other accrued expenses and payables	85,360
Total liabilities	8,340,950
Net assets, at value	48,407,097
Net Assets Consist of
Undistributed net investment income	412,328
Net unrealized appreciation (depreciation) on: Investments	(937,990)
Foreign currency	(4,090)
Accumulated net realized gain (loss)	(44,888,564)
Paid-in capital	93,825,413
Net assets, at value	48,407,097
Class A Net Asset Value, offering and redemption price per share ($45,778,415 ÷ 4,798,176 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.54
Class B Net Asset Value, offering and redemption price per share ($2,628,682 ÷ 274,767 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.57

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $51,898)	$662,048
Income distributions — Central Cash Management Fund	362
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	19,126
Total income	681,536
Expenses: Management fee	246,644
Administration fee	26,956
Services to shareholders	733
Record keeping fees (Class B)	1,377
Distribution service fee (Class B)	3,551
Custodian fee	44,252
Audit and tax fees	31,343
Legal fees	6,725
Reports to shareholders	13,183
Trustees' fees and expenses	2,293
Other	16,606
Total expenses before expense reductions	393,663
Expense reductions	(144,941)
Total expenses after expense reductions	248,722
Net investment income (loss)	432,814
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	8,414,285
Foreign currency	(18,387)
8,395,898
Change in net unrealized appreciation (depreciation) on: Investments	(6,058,400)
Foreign currency	(3,673)
(6,062,073)
Net gain (loss)	2,333,825
Net increase (decrease) in net assets resulting from operations	$2,766,639

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income (loss)	$432,814	$758,059
Net realized gain (loss)	8,395,898	97,908
Change in net unrealized appreciation (depreciation)	(6,062,073)	8,394,806
Net increase (decrease) in net assets resulting from operations	2,766,639	9,250,773
Distributions to shareholders from: Net investment income: Class A	(689,482)	(741,039)
Class B	(27,740)	(31,068)
Total distributions	(717,222)	(772,107)
Fund share transactions: Class A Proceeds from shares sold	1,790,554	7,619,915
Reinvestment of distributions	689,482	741,039
Payments for shares redeemed	(12,210,394)	(12,066,736)
Net increase (decrease) in net assets from Class A share transactions	(9,730,358)	(3,705,782)
Class B Proceeds from shares sold	27,930	80,402
Reinvestment of distributions	27,740	31,068
Payments for shares redeemed	(406,537)	(823,480)
Net increase (decrease) in net assets from Class B share transactions	(350,867)	(712,010)
Increase (decrease) in net assets	(8,031,808)	4,060,874
Net assets at beginning of period	56,438,905	52,378,031
Net assets at end of period (including undistributed net investment income of $412,328 and $696,736, respectively)	$48,407,097	$56,438,905
Other Information
Class A Shares outstanding at beginning of period	5,793,732	6,234,878
Shares sold	186,147	882,663
Shares issued to shareholders in reinvestment of distributions	71,746	85,967
Shares redeemed	(1,253,449)	(1,409,776)
Net increase (decrease) in Class A shares	(995,556)	(441,146)
Shares outstanding at end of period	4,798,176	5,793,732
Class B Shares outstanding at beginning of period	311,300	393,322
Shares sold	2,930	9,525
Shares issued to shareholders in reinvestment of distributions	2,878	3,592
Shares redeemed	(42,341)	(95,139)
Net increase (decrease) in Class B shares	(36,533)	(82,022)
Shares outstanding at end of period	274,767	311,300

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.24		$7.90	$9.28	$8.24	$5.84	$15.66
Income (loss) from investment operations: Net investment incomea	.08		.12	.11	.06	.08	.11
Net realized and unrealized gain (loss)	.35		1.34	(1.43)	1.06	2.42	(5.83)
Total from investment operations	.43		1.46	(1.32)	1.12	2.50	(5.72)
Less distributions from: Net investment income	(.13)		(.12)	(.06)	(.08)	(.10)	(.19)
Net realized gains	—		—	—	—	—	(3.91)
Total distributions	(.13)		(.12)	(.06)	(.08)	(.10)	(4.10)
Net asset value, end of period	$9.54		$9.24	$7.90	$9.28	$8.24	$5.84
Total Return (%)b	4.64	**	18.60	(14.39)	13.65	43.82	(47.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46		54	49	68	66	59
Ratio of expenses before expense reductions (%)	1.44	*	1.42	1.37	1.41	1.38	1.47
Ratio of expenses after expense reductions (%)	.90	*	.99	1.03	1.05	1.04	1.09
Ratio of net investment income (%)	1.62	*	1.40	1.24	.77	1.23	1.09
Portfolio turnover rate (%)	138	**	107	127	165	190	229
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.25		$7.91	$9.29	$8.25	$5.85	$15.66
Income (loss) from investment operations: Net investment incomea	.06		.09	.08	.04	.06	.07
Net realized and unrealized gain (loss)	.36		1.34	(1.44)	1.05	2.42	(5.83)
Total from investment operations	.42		1.43	(1.36)	1.09	2.48	(5.76)
Less distributions from: Net investment income	(.10)		(.09)	(.02)	(.05)	(.08)	(.14)
Net realized gains	—		—	—	—	—	(3.91)
Total distributions	(.10)		(.09)	(.02)	(.05)	(.08)	(4.05)
Net asset value, end of period	$9.57		$9.25	$7.91	$9.29	$8.25	$5.85
Total Return (%)b	4.48	**	18.16	(14.67)	13.24	43.23	(47.87)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	3	5	5	4
Ratio of expenses before expense reductions (%)	1.79	*	1.76	1.72	1.76	1.73	1.82
Ratio of expenses after expense reductions (%)	1.25	*	1.34	1.38	1.40	1.39	1.45
Ratio of net investment income (%)	1.30	*	1.04	.88	.42	.88	.73
Portfolio turnover rate (%)	138	**	107	127	165	190	229
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Growth VIP (formerly DWS Global Thematic VIP) (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $8,026,573. The value of the related collateral, $8,186,461, exceeded the value of the securities loaned at period end.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $52,710,000, including $51,528,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($33,717,000) and December 31, 2017 ($17,811,000), the respective expiration dates, whichever occurs first; and approximately $1,182,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($775,000) and long-term losses ($407,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, income received from Passive Foreign Investment Companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment transactions (excluding short-term investments) aggregated $73,674,739 and $84,656,183, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Global Thematic Partners, LLC ("GTP") served as subadvisor to the Fund through April 30, 2013. GTP or the "Subadvisor" was paid by the Advisor for the service GTP provided to the Fund. Effective as of the close of business on April 30, 2013, the sub-advisory agreement with GTP was terminated and day-to-day portfolio management of the Fund transitioned to DIMA. At that time, the Fund's name changed from "DWS Global Thematic VIP" to "DWS Global Growth VIP."

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

For the period from January 1, 2013 through September 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.90%
Class B	1.25%

Accordingly, for the six months ended June 30, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $144,800, and the amount charged aggregated $101,844, which was equivalent to an annualized effective rate of 0.38% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $26,956, of which $4,083 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$130	$130
Class B	30	11
	$160	$141

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2013, the Distribution Service Fee aggregated $3,551, of which $571 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,662, of which $6,833 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Ownership of the Fund

At June 30, 2013, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 71% and 24%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 96%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

G. Changes to Fund Name and Investment Strategy

Effective May 1, 2013, DWS Global Thematic VIP changed its name to DWS Global Growth VIP and the sub-advisory agreement with Global Thematic Partners, LLC was terminated and the day-to-day management of the Fund was transitioned to Deutsche Investment Management Americas Inc. Effective that same day, the Fund's investment strategy changed and the Fund seeks to achieve its objective by allocating its assets among a global growth sleeve and a small cap growth sleeve. For a description of the Fund's investment strategy, please see the Fund's current prospectus dated May 1, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,046.40	$1,044.80
Expenses Paid per $1,000*	$4.57	$6.34
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,020.33	$1,018.60
Expenses Paid per $1,000*	$4.51	$6.26

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Growth VIP	.90%	1.25%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GG-3 (R-028383-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Global Income Builder VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management
5 Investment Portfolio
22 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Financial Highlights
26 Notes to Financial Statements
34 Information About Your Fund's Expenses
34 Proxy Voting
36 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, Fund management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund's ability to generate income may be adversely affected. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 is 0.60% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Global Income Builder VIP

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
The S&P® Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P® Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Global Income Builder VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,484	$11,186	$13,381	$12,194	$16,205
	Average annual total return	4.84%	11.86%	10.19%	4.05%	4.95%
Russell 1000® Index	Growth of $10,000	$11,391	$12,124	$16,695	$14,104	$20,938
	Average annual total return	13.91%	21.24%	18.63%	7.12%	7.67%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,756	$9,931	$11,090	$12,878	$15,559
	Average annual total return	-2.44%	-0.69%	3.51%	5.19%	4.52%
S&P® Target Risk Moderate Index	Growth of $10,000	$10,249	$10,718	$12,526	$11,990	$17,048
	Average annual total return	2.49%	7.18%	7.80%	3.70%	5.48%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/13	12/31/12

Equity	57%	55%
Common Stocks	57%	55%

Fixed Income	37%	44%
Corporate Bonds	24%	28%
Government & Agency Obligations	5%	6%
Mortgage-Backed Securities Pass-Throughs	4%	3%
Collateralized Mortgage Obligations	2%	2%
Commercial Mortgage-Backed Securities	1%	1%
Loan Participations and Assignments	1%	3%
Asset-Backed	0%	1%

Cash Equivalents	6%	1%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Loan Participations and Assignments, Preferred Securities, Preferred Stocks, Convertible Bonds and Other Investments)	6/30/13	12/31/12

Consumer Staples	17%	13%
Financials	14%	19%
Health Care	13%	11%
Consumer Discretionary	12%	8%
Information Technology	10%	8%
Energy	9%	13%
Telecommunication Services	8%	7%
Materials	7%	8%
Utilities	6%	7%
Industrials	4%	6%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Owen Fitzpatrick, CFA, Managing Director

William Chepolis, CFA, Managing Director

Philip G. Condon, Managing Director

Gary Russell, CFA, Managing Director

John D. Ryan, Director Darwei Kung, Director Louis Cucciniello, Managing Director

Portfolio Managers

Investment Portfolio June 30, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 58.5%
Consumer Discretionary 4.9%
Distributors 0.6%
Genuine Parts Co.	20,971	1,637,206
Hotels, Restaurants & Leisure 0.0%
Trump Entertainment Resorts, Inc.*	2	0
Media 2.8%
Pearson PLC	146,342	2,598,407
Vertis Holdings, Inc.*	111	0
Wolters Kluwer NV	213,753	4,507,773
		7,106,180
Specialty Retail 0.8%
Staples, Inc. (a)	127,563	2,023,149
Textiles, Apparel & Luxury Goods 0.7%
VF Corp.	9,370	1,808,972
Consumer Staples 12.6%
Beverages 3.1%
PepsiCo, Inc.	96,586	7,899,769
Food Products 2.0%
Nestle SA (Registered)	38,522	2,519,586
Unilever NV (CVA)	70,398	2,761,491
		5,281,077
Household Products 3.9%
Procter & Gamble Co.	131,022	10,087,384
Tobacco 3.6%
Altria Group, Inc.	22,297	780,172
British American Tobacco PLC	75,001	3,851,556
Imperial Tobacco Group PLC	133,518	4,639,105
		9,270,833
Energy 5.1%
Energy Equipment & Services 1.2%
Transocean Ltd.	49,591	2,377,888
WorleyParsons Ltd.	41,890	740,695
		3,118,583
Oil, Gas & Consumable Fuels 3.9%
Canadian Natural Resources Ltd. (b)	148,747	4,193,543
Canadian Natural Resources Ltd. (b)	19,470	550,222
ConocoPhillips	36,670	2,218,535
Enbridge, Inc. (a)	37,678	1,583,859
TransCanada Corp. (a)	35,400	1,524,115
		10,070,274
Financials 6.4%
Commercial Banks 1.7%
Bank of Nova Scotia (a)	42,153	2,253,344
Toronto-Dominion Bank (a)	26,057	2,092,835
		4,346,179
Insurance 4.7%
PartnerRe Ltd.	64,143	5,808,790
Powszechny Zaklad Ubezpieczen SA	19,922	2,454,784
Sampo Oyj "A"	97,659	3,789,963
		12,053,537
	Shares	Value ($)

Health Care 9.1%
Health Care Equipment & Supplies 1.3%
Stryker Corp.	53,814	3,480,689
Health Care Providers & Services 2.0%
Rhoen-Klinikum AG (a)	217,864	5,025,158
Pharmaceuticals 5.8%
Novartis AG (Registered)	70,713	5,011,388
Roche Holding AG (Genusschein)	22,895	5,673,023
Sanofi	40,368	4,160,208
		14,844,619
Industrials 3.9%
Aerospace & Defense 0.8%
BAE Systems PLC	333,558	1,949,569
Air Freight & Logistics 0.7%
Singapore Post Ltd.	1,691,000	1,731,169
Building Products 0.0%
Congoleum Corp.*	3,800	0
Industrial Conglomerates 2.4%
Koninklijke Philips NV	132,940	3,621,084
Smiths Group PLC	132,457	2,642,884
		6,263,968
Information Technology 6.5%
Computers & Peripherals 2.1%
Diebold, Inc.	73,183	2,465,535
Wincor Nixdorf AG	53,134	2,873,238
		5,338,773
IT Services 0.8%
Automatic Data Processing, Inc.	29,631	2,040,391
Semiconductors & Semiconductor Equipment 0.2%
Intel Corp. (a)	16,106	390,087
Software 3.4%
Microsoft Corp.	255,967	8,838,540
Materials 4.1%
Chemicals 1.5%
Air Liquide SA	20,107	2,473,600
Air Products & Chemicals, Inc. (a)	16,448	1,506,143
		3,979,743
Construction Materials 0.0%
Wolverine Tube, Inc.*	366	6,632
Containers & Packaging 1.6%
Sealed Air Corp.	104,279	2,497,482
Sonoco Products Co.	44,783	1,548,148
		4,045,630
Metals & Mining 1.0%
Franco-Nevada Corp. (a)	69,992	2,505,657
Telecommunication Services 1.9%
Diversified Telecommunication Services 0.1%
Belgacom SA	16,948	378,734
Wireless Telecommunication Services 1.8%
NTT DoCoMo, Inc.	1,761	2,736,321
Vodafone Group PLC	647,520	1,858,199
		4,594,520
	Shares	Value ($)

Utilities 4.0%
Gas Utilities 2.9%
UGI Corp.	191,311	7,482,173
Multi-Utilities 1.1%
National Grid PLC	245,568	2,777,739
Total Common Stocks (Cost $130,104,883)		150,376,934

Preferred Stock 0.0%
Financials
Ally Financial, Inc. 144A, 7.0% (Cost $71,281)	75	71,290

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	80	0
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	19,324	11,345
Hercules Trust II, Expiration Date 3/31/2029*	170	2,249
		13,594
Total Warrants (Cost $30,283)		13,594

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 25.0%
Consumer Discretionary 3.5%
AMC Entertainment, Inc., 8.75%, 6/1/2019		405,000	433,350
AmeriGas Finance LLC:
6.75%, 5/20/2020		10,000	10,350
7.0%, 5/20/2022		10,000	10,225
APX Group, Inc., 144A, 6.375%, 12/1/2019		50,000	47,500
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		35,000	36,007
144A, 8.375%, 11/15/2020		15,000	16,613
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		80,000	83,400
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		80,000	80,800
Avis Budget Car Rental LLC:
144A, 5.5%, 4/1/2023		50,000	48,250
8.25%, 1/15/2019		15,000	16,313
BC Mountain LLC, 144A, 7.0%, 2/1/2021		50,000	51,000
Block Communications, Inc., 144A, 7.25%, 2/1/2020		20,000	21,000
Boyd Gaming Corp., 9.0%, 7/1/2020 (a)		40,000	40,550
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		90,000	84,160
Caesar's Entertainment Operating Co., Inc., 8.5%, 2/15/2020		610,000	574,925
Caesar's Operating Escrow LLC, 144A, 9.0%, 2/15/2020		65,000	61,912
		Principal Amount ($)(c)	Value ($)

CCO Holdings LLC:
6.5%, 4/30/2021		420,000	437,850
6.625%, 1/31/2022		705,000	734,962
7.375%, 6/1/2020		10,000	10,875
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		55,000	55,137
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		65,000	61,100
144A, 6.375%, 9/15/2020		285,000	289,987
Clear Channel Communications, Inc., 144A, 11.25%, 3/1/2021		70,000	72,975
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 6.5%, 11/15/2022		65,000	66,625
Series B, 144A, 6.5%, 11/15/2022		90,000	92,700
Series A, 7.625%, 3/15/2020		10,000	10,300
Series B, 7.625%, 3/15/2020		255,000	263,925
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	4,863
Columbus International, Inc., 144A, 11.5%, 11/20/2014		100,000	107,750
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		80,000	75,266
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		50,000	48,875
Delphi Corp., 5.0%, 2/15/2023		70,000	71,925
DISH DBS Corp., 7.875%, 9/1/2019		270,000	302,400
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		25,000	0
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		95,000	91,675
Harron Communications LP, 144A, 9.125%, 4/1/2020		45,000	48,600
Hertz Corp.:
144A, 4.25%, 4/1/2018		45,000	43,875
6.75%, 4/15/2019		280,000	296,100
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		40,000	40,500
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		120,000	123,300
Libbey Glass, Inc., 6.875%, 5/15/2020		27,000	28,249
LKQ Corp., 144A, 4.75%, 5/15/2023		80,000	76,400
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		40,000	39,900
Mediacom Broadband LLC, 6.375%, 4/1/2023		35,000	34,825
Mediacom LLC, 9.125%, 8/15/2019		580,000	623,500
MGM Resorts International:
6.625%, 12/15/2021		150,000	154,687
6.75%, 10/1/2020 (a)		40,000	41,400
8.625%, 2/1/2019		400,000	452,000
National CineMedia LLC, 6.0%, 4/15/2022		10,000	10,263
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		30,000	30,600
		Principal Amount ($)(c)	Value ($)

Quebecor Media, Inc., 5.75%, 1/15/2023		50,000	48,750
Rent-A-Center, Inc., 144A, 4.75%, 5/1/2021		40,000	37,900
SACI Falabella, 144A, 3.75%, 4/30/2023		200,000	183,000
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		845,000	933,725
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		35,000	33,950
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		55,000	55,962
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		85,000	83,300
Starz LLC, 5.0%, 9/15/2019		40,000	39,700
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		65,000	61,750
Travelport LLC, 144A, 6.4%**, 3/1/2016		11,536	10,786
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		200,000	189,000
144A, 7.5%, 3/15/2019	EUR	400,000	552,811
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	110,000	157,500
Univision Communications, Inc., 144A, 6.875%, 5/15/2019		25,000	26,250
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		50,000	54,750
			8,928,878
Consumer Staples 1.6%
B&G Foods, Inc., 4.625%, 6/1/2021		70,000	66,850
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		45,000	47,138
ConAgra Foods, Inc., 3.25%, 9/15/2022		235,000	224,186
Constellation Brands, Inc.:
3.75%, 5/1/2021		65,000	60,856
6.0%, 5/1/2022		5,000	5,363
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		100,000	107,000
Del Monte Corp., 7.625%, 2/15/2019		95,000	97,612
Hawk Acquisition Sub, Inc., 144A, 4.25%, 10/15/2020		465,000	444,656
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		370,000	387,575
MHP SA, 144A, 8.25%, 4/2/2020		200,000	178,165
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		250,000	298,750
Mriya Agro Holding PLC, 144A, 9.45%, 4/19/2018		200,000	178,000
Pilgrim's Pride Corp., 7.875%, 12/15/2018		430,000	457,950
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		95,000	95,712
7.125%, 4/15/2019		1,015,000	1,072,094
Smithfield Foods, Inc., 6.625%, 8/15/2022		145,000	155,875
Sun Products Corp., 144A, 7.75%, 3/15/2021		90,000	89,325
		Principal Amount ($)(c)	Value ($)

Tops Holding Corp., 144A, 8.875%, 12/15/2017		25,000	27,063
			3,994,170
Energy 2.6%
Access Midstream Partners LP:
4.875%, 5/15/2023		60,000	55,650
6.125%, 7/15/2022		15,000	15,188
Afren PLC, 144A, 10.25%, 4/8/2019		200,000	223,500
Berry Petroleum Co.:
6.375%, 9/15/2022		50,000	49,812
6.75%, 11/1/2020		50,000	51,750
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		50,000	51,000
Chaparral Energy, Inc., 7.625%, 11/15/2022		85,000	86,700
Chesapeake Energy Corp., 5.75%, 3/15/2023		25,000	25,313
Continental Resources, Inc.:
144A, 4.5%, 4/15/2023		15,000	14,588
5.0%, 9/15/2022		40,000	40,700
Crosstex Energy LP, 7.125%, 6/1/2022		25,000	25,250
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		200,000	257,926
Denbury Resources, Inc., 4.625%, 7/15/2023		125,000	115,312
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		90,000	91,575
EDC Finance Ltd., 144A, 4.875%, 4/17/2020		200,000	183,000
Enterprise Products Operating LLC, 6.125%, 10/15/2039		230,000	255,778
EP Energy LLC:
6.875%, 5/1/2019		15,000	16,050
7.75%, 9/1/2022		80,000	85,600
EPE Holdings LLC, 144A, 8.125%, 12/15/2017 (PIK) (a)		114,717	117,011
EV Energy Partners LP, 8.0%, 4/15/2019		35,000	35,350
FMC Technologies, Inc., 3.45%, 10/1/2022		200,000	191,587
Halcon Resources Corp.:
8.875%, 5/15/2021		135,000	130,950
9.75%, 7/15/2020		65,000	64,837
Holly Energy Partners LP, 6.5%, 3/1/2020		10,000	10,075
KazMunayGas National Co. JSC, 144A, 5.75%, 4/30/2043		200,000	177,000
Kodiak Oil & Gas Corp., 144A, 5.5%, 1/15/2021 (a)		60,000	58,500
Linn Energy LLC:
144A, 6.25%, 11/1/2019		540,000	514,350
6.5%, 5/15/2019		25,000	24,438
Lukoil International Finance BV, 144A, 7.25%, 11/5/2019		250,000	280,375
MEG Energy Corp., 144A, 6.375%, 1/30/2023		230,000	223,100
Memorial Production Partners LP, 144A, 7.625%, 5/1/2021		95,000	93,575
Midstates Petroleum Co., Inc.:
144A, 9.25%, 6/1/2021		135,000	126,900
144A, 10.75%, 10/1/2020		55,000	55,275
		Principal Amount ($)(c)	Value ($)

Murray Energy Corp., 144A, 8.625%, 6/15/2021		15,000	15,000
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		140,000	141,400
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		225,000	230,625
6.875%, 1/15/2023		35,000	36,050
7.25%, 2/1/2019		60,000	62,550
Odebrecht Drilling Norbe VIII/IX Ltd., 144A, 6.35%, 6/30/2021		95,000	95,950
Offshore Group Investment Ltd.:
144A, 7.125%, 4/1/2023		100,000	98,250
7.5%, 11/1/2019 (a)		140,000	145,950
ONEOK Partners LP, 6.15%, 10/1/2016		201,000	229,151
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		70,000	65,450
Pacific Rubiales Energy Corp., 144A, 5.125%, 3/28/2023		200,000	189,000
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017		250,000	229,062
Plains Exploration & Production Co., 6.75%, 2/1/2022		15,000	15,897
Range Resources Corp., 5.0%, 3/15/2023		25,000	24,438
Regency Energy Partners LP, 144A, 4.5%, 11/1/2023		25,000	22,625
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	253,972
Sabine Pass Liquefaction LLC, 144A, 5.625%, 2/1/2021		175,000	169,750
SandRidge Energy, Inc., 7.5%, 3/15/2021		190,000	181,450
SESI LLC, 7.125%, 12/15/2021		30,000	32,400
Talos Production LLC, 144A, 9.75%, 2/15/2018		95,000	90,250
Tesoro Corp., 5.375%, 10/1/2022		35,000	35,437
Transocean, Inc., 3.8%, 10/15/2022		370,000	352,444
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		200,000	206,500
			6,671,616
Financials 4.8%
Ally Financial, Inc.:
5.5%, 2/15/2017		15,000	15,672
6.25%, 12/1/2017		560,000	599,071
American International Group, Inc., 4.875%, 6/1/2022		200,000	213,185
American Tower Corp., (REIT), 3.5%, 1/31/2023		90,000	82,411
Banco de Credito del Peru, 144A, 4.25%, 4/1/2023		200,000	184,500
Banco Santander Brasil SA:
144A, 4.625%, 2/13/2017		250,000	253,750
144A, 8.0%, 3/18/2016	BRL	300,000	123,692
Bank of America Corp., 3.3%, 1/11/2023		105,000	99,240
		Principal Amount ($)(c)	Value ($)

Barclays Bank PLC, 7.625%, 11/21/2022 (a)		250,000	245,312
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		200,000	210,000
BNP Paribas SA, 3.25%, 3/3/2023		450,000	413,663
CIT Group, Inc.:
4.25%, 8/15/2017		495,000	497,475
5.0%, 5/15/2017		935,000	954,869
5.25%, 3/15/2018		10,000	10,275
CNH Capital LLC, 144A, 3.625%, 4/15/2018		100,000	95,250
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/2022		260,000	248,631
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		500,000	525,000
E*TRADE Financial Corp.:
6.375%, 11/15/2019		140,000	142,100
6.75%, 6/1/2016		745,000	765,487
Ford Motor Credit Co., LLC:
3.0%, 6/12/2017		200,000	200,422
5.875%, 8/2/2021		260,000	283,465
General Motors Financial Co., Inc., 144A, 3.25%, 5/15/2018 (a)		25,000	24,313
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		100,000	89,188
Hartford Financial Services Group, Inc.:
4.3%, 4/15/2043 (a)		410,000	355,116
6.0%, 1/15/2019		117,000	131,894
Host Hotels & Resorts LP, Series D, (REIT), 3.75%, 10/15/2023		110,000	100,886
ING Bank NV, 144A, 2.0%, 9/25/2015		375,000	378,180
International Lease Finance Corp.:
3.875%, 4/15/2018		100,000	94,000
4.625%, 4/15/2021		90,000	82,800
6.25%, 5/15/2019		410,000	421,275
8.625%, 1/15/2022		10,000	11,500
8.75%, 3/15/2017		40,000	44,550
Intesa Sanpaolo SpA, 3.875%, 1/16/2018		200,000	192,042
Jefferies Group LLC, 5.125%, 1/20/2023 (a)		60,000	59,537
Loews Corp., 2.625%, 5/15/2023		65,000	59,123
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		130,000	134,722
Morgan Stanley:
3.75%, 2/25/2023		125,000	119,535
4.1%, 5/22/2023		85,000	78,533
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		10,000	10,500
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		10,000	10,350
144A, 5.875%, 3/15/2022		550,000	561,000
Nordea Bank AB, 144A, 4.25%, 9/21/2022		375,000	369,966
OPB Finance Trust, Series C, 2.9%, 5/24/2023	CAD	330,000	298,434
		Principal Amount ($)(c)	Value ($)

PNC Bank NA, 6.875%, 4/1/2018		300,000	359,808
Principal Financial Group, Inc., 3.3%, 9/15/2022		305,000	296,286
RCI Banque SA, 144A, 3.5%, 4/3/2018		100,000	99,508
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023 (a)		100,000	94,871
Santander U.S. Debt SA, 144A, 2.991%, 10/7/2013		500,000	502,851
Skandinaviska Enskilda Banken AB, 144A, 1.375%, 5/29/2018		552,000	531,742
SLM Corp., 5.5%, 1/25/2023 (a)		125,000	119,026
The Goldman Sachs Group, Inc., 3.625%, 1/22/2023 (a)		165,000	157,868
Turkiye Is Bankasi, 144A, 6.0%, 10/24/2022		250,000	244,375
Turkiye Vakiflar Bankasi Tao, 144A, 3.75%, 4/15/2018		250,000	235,000
Ventas Realty LP, (REIT), 2.7%, 4/1/2020		90,000	85,099
			12,517,348
Health Care 1.3%
Agilent Technologies, Inc., 3.2%, 10/1/2022		200,000	185,407
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		10,000	10,675
Biomet, Inc.:
6.5%, 8/1/2020		85,000	87,603
6.5%, 10/1/2020 (a)		25,000	24,938
Community Health Systems, Inc.:
5.125%, 8/15/2018		290,000	294,350
7.125%, 7/15/2020		170,000	175,100
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		10,000	10,400
144A, 5.875%, 1/31/2022		15,000	15,788
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		10,000	10,875
HCA, Inc.:
6.5%, 2/15/2020		880,000	952,050
7.5%, 2/15/2022		725,000	802,937
Hologic, Inc., 6.25%, 8/1/2020		40,000	41,475
IMS Health, Inc., 144A, 6.0%, 11/1/2020		60,000	61,050
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		140,000	133,733
Mallinckrodt International Finance SA, 144A, 4.75%, 4/15/2023		110,000	104,787
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		15,000	16,500
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		40,000	41,000
Tenet Healthcare Corp.:
144A, 4.375%, 10/1/2021		110,000	100,925
144A, 4.5%, 4/1/2021		10,000	9,325
6.25%, 11/1/2018		230,000	242,075
		Principal Amount ($)(c)	Value ($)

Zoetis, Inc., 144A, 3.25%, 2/1/2023		45,000	42,755
			3,363,748
Industrials 1.9%
Accuride Corp., 9.5%, 8/1/2018		10,000	10,175
Aeropuertos Dominicanos Siglo XXI SA, 144A, 9.25%, 11/13/2019		250,000	250,625
Air Lease Corp., 4.75%, 3/1/2020		75,000	72,375
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		50,000	51,250
BE Aerospace, Inc., 6.875%, 10/1/2020		185,000	199,800
Belden, Inc., 144A, 5.5%, 9/1/2022		85,000	83,512
Bombardier, Inc., 144A, 5.75%, 3/15/2022		628,000	623,290
Clean Harbors, Inc., 5.125%, 6/1/2021		65,000	65,487
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		35,000	33,600
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		200,000	188,000
FTI Consulting, Inc., 144A, 6.0%, 11/15/2022		50,000	50,625
Garda World Security Corp., 144A, 9.75%, 3/15/2017		5,000	5,204
GenCorp, Inc., 144A, 7.125%, 3/15/2021		185,000	191,475
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		200,000	204,750
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		560,000	598,500
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		20,000	19,730
Iron Mountain, Inc., 5.75%, 8/15/2024		60,000	56,250
JSC Georgian Railway, 144A, 7.75%, 7/11/2022		250,000	270,175
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		100,000	104,000
Meritor, Inc., 6.75%, 6/15/2021		55,000	52,525
Navios Maritime Holdings, Inc., 8.875%, 11/1/2017		60,000	62,100
Navios South American Logistics, Inc., 144A, 9.25%, 4/15/2019		15,000	16,088
Nortek, Inc., 8.5%, 4/15/2021		155,000	165,850
Odebrecht Finance Ltd., 144A, 7.125%, 6/26/2042		250,000	242,500
Owens Corning, Inc., 4.2%, 12/15/2022		60,000	58,139
Ply Gem Industries, Inc., 9.375%, 4/15/2017		24,000	25,380
Titan International, Inc., 144A, 7.875%, 10/1/2017		35,000	36,750
Total System Services, Inc., 3.75%, 6/1/2023		80,000	74,281
TransDigm, Inc.:
144A, 7.5%, 7/15/2021 (d)		100,000	102,250
7.75%, 12/15/2018		80,000	84,200
Transnet SOC Ltd., 144A, 4.0%, 7/26/2022		500,000	437,200
U.S. Airways Group, Inc., 6.125%, 6/1/2018		70,000	66,150
		Principal Amount ($)(c)	Value ($)

United Rentals North America, Inc.:
6.125%, 6/15/2023		10,000	9,950
7.375%, 5/15/2020		25,000	26,687
7.625%, 4/15/2022		270,000	292,275
Watco Companies LLC, 144A, 6.375%, 4/1/2023		40,000	39,800
			4,870,948
Information Technology 1.5%
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		60,000	61,800
CDW LLC, 8.5%, 4/1/2019		610,000	655,750
CyrusOne LP, 144A, 6.375%, 11/15/2022		25,000	25,625
EarthLink, Inc., 144A, 7.375%, 6/1/2020		70,000	67,200
Equinix, Inc.:
4.875%, 4/1/2020		60,000	58,800
5.375%, 4/1/2023		175,000	171,500
7.0%, 7/15/2021		470,000	509,950
First Data Corp.:
144A, 6.75%, 11/1/2020		365,000	371,387
144A, 7.375%, 6/15/2019		725,000	744,937
Fiserv, Inc., 3.5%, 10/1/2022		250,000	237,281
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		305,000	328,638
Hewlett-Packard Co., 3.3%, 12/9/2016		200,000	207,610
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		60,000	63,600
7.625%, 6/15/2021		190,000	201,875
IAC/InterActiveCorp., 144A, 4.75%, 12/15/2022		50,000	47,250
			3,753,203
Materials 2.3%
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		500,000	472,238
Axiall Corp., 144A, 4.875%, 5/15/2023		15,000	14,250
Barrick Gold Corp., 144A, 2.5%, 5/1/2018		50,000	44,869
Bluescope Steel Ltd., 144A, 7.125%, 5/1/2018		40,000	40,600
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		80,000	76,800
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		100,000	102,000
Cemex SAB de CV, 144A, 9.0%, 1/11/2018		200,000	210,000
Cia Minera Milpo SAA, 144A, 4.625%, 3/28/2023		200,000	182,500
Eagle Spinco, Inc., 144A, 4.625%, 2/15/2021		30,000	28,800
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (a)		195,000	189,637
144A, 6.375%, 2/1/2016 (a)		250,000	249,687
144A, 6.875%, 4/1/2022 (a)		290,000	281,300
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		145,000	138,837
144A, 8.75%, 6/1/2020		85,000	86,913
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		220,000	199,839
		Principal Amount ($)(c)	Value ($)

GTL Trade Finance, Inc., 144A, 7.25%, 10/20/2017		200,000	216,000
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		280,000	279,300
8.875%, 2/1/2018		155,000	158,100
Huntsman International LLC:
4.875%, 11/15/2020 (a)		55,000	54,313
8.625%, 3/15/2021 (a)		250,000	274,375
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		75,000	63,375
Kaiser Aluminum Corp., 8.25%, 6/1/2020		40,000	44,300
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		200,000	206,000
Novelis, Inc., 8.75%, 12/15/2020		955,000	1,024,237
Polymer Group, Inc., 7.75%, 2/1/2019		255,000	265,200
PolyOne Corp., 144A, 5.25%, 3/15/2023		145,000	142,825
Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020		200,000	194,000
Samarco Mineracao SA, 144A, 4.125%, 11/1/2022		200,000	179,000
Sealed Air Corp.:
144A, 5.25%, 4/1/2023		15,000	14,588
144A, 8.125%, 9/15/2019		10,000	11,150
144A, 8.375%, 9/15/2021		10,000	11,300
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		55,000	51,838
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		200,000	182,000
Votorantim Overseas IV, 144A, 7.75%, 6/24/2020		250,000	279,375
			5,969,546
Telecommunication Services 4.5%
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	2,000,000	149,481
CC Holdings GS V LLC, 3.849%, 4/15/2023		120,000	113,155
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		25,000	25,250
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		100,000	104,250
8.375%, 10/15/2020		695,000	714,112
8.75%, 3/15/2018 (a)		350,000	350,437
Cricket Communications, Inc., 7.75%, 10/15/2020 (a)		685,000	657,600
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		200,000	207,000
144A, 10.5%, 4/15/2018		200,000	212,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		850,000	884,000
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	120,439	0
Frontier Communications Corp.:
7.125%, 1/15/2023 (a)		390,000	388,050
8.5%, 4/15/2020 (a)		810,000	893,025
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		175,000	164,500
144A, 6.625%, 12/15/2022		70,000	67,900
		Principal Amount ($)(c)	Value ($)

7.25%, 10/15/2020		690,000	724,500
7.5%, 4/1/2021		305,000	320,250
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		165,000	166,650
144A, 8.125%, 6/1/2023		25,000	25,813
Level 3 Communications, Inc., 8.875%, 6/1/2019 (a)		205,000	213,200
Level 3 Financing, Inc.:
7.0%, 6/1/2020		185,000	184,538
8.625%, 7/15/2020		450,000	479,250
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		655,000	679,562
144A, 6.625%, 4/1/2023		70,000	71,225
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	190,052
SBA Communications Corp., 144A, 5.625%, 10/1/2019		50,000	49,500
Sprint Nextel Corp.:
6.0%, 12/1/2016		820,000	865,100
6.0%, 11/15/2022		85,000	83,300
8.375%, 8/15/2017		210,000	235,725
9.125%, 3/1/2017		15,000	17,250
Telefonica Emisiones SAU, 4.57%, 4/27/2023		195,000	186,673
Telemar Norte Leste SA, 144A, 5.5%, 10/23/2020		200,000	186,000
tw telecom holdings, Inc., 5.375%, 10/1/2022		75,000	74,438
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		370,000	382,950
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		50,000	49,625
Windstream Corp.:
6.375%, 8/1/2023		60,000	56,100
7.0%, 3/15/2019		25,000	25,063
7.5%, 6/1/2022		40,000	40,800
7.5%, 4/1/2023		20,000	20,300
7.75%, 10/15/2020 (a)		1,100,000	1,138,500
7.75%, 10/1/2021		80,000	82,800
7.875%, 11/1/2017		130,000	142,675
			11,622,599
Utilities 1.0%
AES Corp.:
4.875%, 5/15/2023 (a)		25,000	23,313
8.0%, 10/15/2017		45,000	50,625
8.0%, 6/1/2020		30,000	34,200
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		200,000	186,179
Calpine Corp.:
144A, 7.5%, 2/15/2021		761,000	812,368
144A, 7.875%, 7/31/2020		40,000	43,400
DTE Energy Co., 7.625%, 5/15/2014		81,000	85,803
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015		250,000	271,250
Electricite de France SA, 144A, 5.25%, 1/29/2049		100,000	95,600
Energy Future Intermediate Holding Co., LLC, 11.0%, 10/1/2021		141,000	151,223
		Principal Amount ($)(c)	Value ($)

Instituto Costarricense de Electricidad, 144A, 6.95%, 11/10/2021		200,000	210,500
Mexico Generadora de Energia S de RL, 144A, 5.5%, 12/6/2032		250,000	235,000
Oncor Electric Delivery Co., LLC, 4.1%, 6/1/2022		120,000	123,813
PPL Energy Supply LLC, 4.6%, 12/15/2021		250,000	254,406
			2,577,680
Total Corporate Bonds (Cost $65,131,330)			64,269,736

Asset-Backed 0.3%
Credit Card Receivables 0.2%
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 2.943%**, 8/15/2018		550,000	564,829
Miscellaneous 0.1%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.958%**, 1/17/2024		250,000	249,611
Total Asset-Backed (Cost $819,418)			814,440

Mortgage-Backed Securities Pass-Throughs 3.7%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038		14,449	15,668
Federal National Mortgage Association:
3.5%, 1/1/2042 (d)		1,000,000	1,015,625
4.5%, 9/1/2035		29,376	31,110
6.0%, 1/1/2024		40,303	44,452
6.5%, with various maturities from 5/1/2017 until 1/1/2038		11,749	12,746
8.0%, 9/1/2015		15,335	16,062
Government National Mortgage Association:
3.0%, 10/1/2042 (d)		3,000,000	2,968,125
4.0%, with various maturities from 7/1/2040 until 3/1/2041 (d)		5,000,000	5,250,703
5.5%, 9/20/2040		216,232	236,765
Total Mortgage-Backed Securities Pass-Throughs (Cost $9,660,686)			9,591,256

Commercial Mortgage-Backed Securities 0.9%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 2.493%**, 11/15/2015		446,860	447,207
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007- PW16, 5.905%**, 6/11/2040		66,000	74,553
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.193%**, 3/15/2018		120,000	120,624
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		380,000	367,850
"A4", Series 2007-C1, 5.716%, 2/15/2051		225,000	251,270
		Principal Amount ($)(c)	Value ($)

LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		260,000	287,930
WF-RBS Commercial Mortgage Trust, "A5", Series 2013-C14, 3.337%, 6/15/2046		750,000	715,028
Total Commercial Mortgage-Backed Securities (Cost $2,316,593)			2,264,462

Collateralized Mortgage Obligations 2.0%
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		803,189	70,084
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		856,832	109,315
"ZB", Series 4183, 3.0%, 3/15/2043		1,007,519	870,319
"P", Series 3808, 4.0%, 11/15/2038		1,000,000	1,044,211
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		1,689,757	283,512
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		809,775	98,819
"H", Series 2278, 6.5%, 1/15/2031		146	162
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		220,000	103,625
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		319,783	85,497
"PI", Series 2006-20, Interest Only, 6.487%***, 11/25/2030		511,611	92,642
Government National Mortgage Association:
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		1,061,575	97,144
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		1,574,772	135,600
"GP", Series 2010-67, 4.5%, 3/20/2039		250,000	271,399
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		167,167	42,921
"ND", Series 2010-130, 4.5%, 8/16/2039		600,000	651,209
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035		278,777	9,705
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		494,554	44,979
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		851,868	138,764
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		862,441	138,380
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		626,990	115,665
"AI", Series 2007-38, Interest Only, 6.268%***, 6/16/2037		144,427	19,582
		Principal Amount ($)(c)	Value ($)

Residential Funding Mortgage Securities I, Inc., "M1", Series 2003-S17, 5.5%, 9/25/2033		609,922	586,103
Total Collateralized Mortgage Obligations (Cost $4,825,649)			5,009,637

Government & Agency Obligations 5.2%
Other Government Related (e) 1.2%
European Investment Bank:
144A, 4.6%, 1/30/2037	CAD	1,000,000	972,625
6.0%, 8/6/2020	AUD	500,000	485,883
KFW, 1.875%, 6/13/2018	CAD	835,000	777,057
Queensland Treasury Corp., Series 23, 4.25%, 7/21/2023	AUD	1,060,000	926,860
			3,162,425
Sovereign Bonds 1.0%
Government of Japan, Series 144, 1.5%, 3/20/2033	JPY	90,000,000	878,456
Government of Ukraine, 144A, 6.58%, 11/21/2016		500,000	463,750
Republic of Belarus, REG S, 8.75%, 8/3/2015		100,000	100,250
Republic of Croatia, REG S, 144A, 6.25%, 4/27/2017		250,000	262,103
Republic of Turkey, 3.25%, 3/23/2023		250,000	218,125
Russian Federation:
Series 6204, 7.5%, 3/15/2018	RUB	2,900,000	91,023
Series 6207, 8.15%, 2/3/2027	RUB	8,700,000	271,939
United Mexican States:
Series M, 7.75%, 5/29/2031	MXN	2,280,000	194,462
Series M 20, 8.5%, 5/31/2029	MXN	1,140,000	104,870
			2,584,978
U.S. Government Sponsored Agencies 0.7%
Federal Home Loan Mortgage Corp., 2.375%, 1/13/2022		305,000	295,154
Federal National Mortgage Association:
0.875%, 5/21/2018		550,000	532,578
3.0%, 11/15/2027		1,000,000	915,788
			1,743,520
U.S. Treasury Obligations 2.3%
U.S. Treasury Bills:
0.1%****, 9/5/2013 (f)		801,000	800,970
U.S. Treasury Note, 0.75%, 6/15/2014		5,000,000	5,026,365
			5,827,335
Total Government & Agency Obligations (Cost $13,937,207)			13,318,258

Loan Participations and Assignments 0.8%
Senior Loan** 0.0%
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017		95,000	96,366
		Principal Amount ($)(c)	Value ($)

Sovereign Loans 0.8%
Bank of Moscow, 144A, 6.699%, 3/11/2015		250,000	263,112
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		250,000	228,963
Gazprom OAO, 144A, 9.25%, 4/23/2019		100,000	120,500
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014		250,000	249,375
RZD Capital PLC, 5.739%, 4/3/2017		250,000	265,000
TMK OAO, 144A, 6.75%, 4/3/2020		200,000	185,500
Uralkali OJSC, 144A, 3.723%, 4/30/2018 (a)		200,000	192,250
Vimpel Communications, 144A, 9.125%, 4/30/2018		200,000	229,500
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		250,000	260,000
Total Loan Participations and Assignments (Cost $2,134,514)			2,090,566

Municipal Bonds and Notes 0.2%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (Cost $413,253)		413,253	429,213

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 7.5%, 3/31/2015 (PIK) (Cost $205,565)		209,283	324,138

Preferred Securities 0.1%
Financials 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (g)		218,000	218,000
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		40,000	34,800
Total Preferred Securities (Cost $239,295)			252,800

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (h) (Cost $2,000)	5	17,388

	Contracts	Value ($)

Call Options Purchased 0.1%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future Expiration Date 8/23/2013, Strike Price $132.5	38	1,781

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.1%
Pay Fixed Rate — 3.583% - Receive Floating — LIBOR Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/20161	2,300,000	145,475
Total Call Options Purchased (Cost $127,429)		147,256

	Shares	Value ($)

Securities Lending Collateral 9.1%
Daily Assets Fund Institutional, 0.10% (i) (j) (Cost $23,372,464)	23,372,464	23,372,464

Cash Equivalents 6.6%
Central Cash Management Fund, 0.07% (i) (Cost $17,095,777)	17,095,777	17,095,777

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $270,487,627)†	112.6	289,459,209
Other Assets and Liabilities, Net	(12.6)	(32,282,568)
Net Assets	100.0	257,176,641

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	EUR	120,439	165,016	0
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	USD	25,000	25,000	0
					190,016	0

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2013.

*** These securities are shown at their current rate as of June 30, 2013.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $271,050,745. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $18,408,464. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,688,967 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,280,503.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2013 amounted to $22,576,516, which is 8.8% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued or delayed delivery security included.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At June 30, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) Date shown is call date; not a maturity date for the perpetual preferred securities.

(h) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	2,000	17,388	0.01

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

CVA: Certificaten Van Aandelen (Certificate of Stock)

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	9/19/2013	5	624,750	(25,222)
10 Year U.S. Treasury Note	USD	9/19/2013	28	3,543,750	(23,207)
5 Year U.S. Treasury Note	USD	9/30/2013	4	484,188	(7,978)
Federal Republic of Germany Euro-Bund	EUR	9/6/2013	5	921,047	(18,167)
Ultra Long U.S. Treasury Bond	USD	9/19/2013	4	543,375	(23,508)
Total unrealized depreciation					(98,082)

At June 30, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	9/19/2013	460	58,218,750	2,164,258
Ultra Long U.S. Treasury Bond	USD	9/19/2013	5	736,563	(12,288)
Total net unrealized appreciation					2,151,970

At June 30, 2013, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (k)
Put Options 10 Year U.S. Treasury Note Future	48	8/23/2013	130.0	40,756	(174,000)

(k) Unrealized depreciation on written options on exchange-traded futures contracts at June 30, 2013 was $133,244.
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (l)
Call Options Receive Fixed — 4.083% - Pay Floating — LIBOR	5/11/2016 5/11/2026	2,300,000	1	5/9/2016	78,200	(103,264)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	2,100,000	2	3/15/2016	15,172	(39,311)
Receive Fixed — 4.064% - Pay Floating — LIBOR	5/13/2014 5/13/2044	2,100,000	2	5/19/2014	15,488	(58,129)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	2,100,000	3	3/15/2016	24,780	(39,311)
Total Call Options					133,640	(240,015)
Put Options Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	2,100,000	2	3/15/2016	15,172	(1,861)
Pay Fixed — 2.385% - Receive Floating — LIBOR	3/31/2014 3/31/2044	2,100,000	4	3/27/2014	28,665	(6,701)
Pay Fixed — 2.423% - Receive Floating — LIBOR	3/20/2014 3/20/2044	2,100,000	5	3/18/2014	30,240	(7,613)
Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	2,100,000	3	3/15/2016	5,355	(1,861)
Pay Fixed — 2.064% - Receive Floating — LIBOR	3/20/2014 3/20/2044	2,100,000	2	5/9/2014	15,488	(2,330)
Total Put Options					94,920	(20,366)
Total					228,560	(260,381)

(l) Unrealized depreciation on written options on interest rate swap contracts at June 30, 2013 was $31,821.

As of June 30, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (m)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (n)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
9/20/2012 12/20/2017	125,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	15,546	8,311	7,235

(m) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(n) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

At June 30, 2013, open interest rate swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation (Depreciation) ($)
6/3/2013 6/3/2025	2,100,000	2	Floating — LIBOR	Fixed — 3.0%	19,515	—	19,515
5/1/2014 5/1/2024	3,500,000	4	Fixed — 2.156%	Floating — LIBOR	272,477	(593)	273,070
5/1/2014 5/1/2044	500,000	4	Floating — LIBOR	Fixed — 2.922%	(61,676)	829	(62,505)
Total net unrealized appreciation							230,080

Counterparties:

1 Bank of America

2 Nomura International PLC

3 BNP Paribas

4 Barclays Bank PLC

5 JPMorgan Chase Securities, Inc.

6 UBS AG

LIBOR: London Interbank Offered Rate

As of June 30, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
NOK	9,197,292	EUR	1,200,000	7/5/2013	48,033	Citigroup, Inc.
USD	8,149	NOK	49,678	7/5/2013	28	Citigroup, Inc.
GBP	800,000	USD	1,221,125	7/5/2013	4,390	JPMorgan Chase Securities, Inc.
AUD	500,000	USD	520,922	7/5/2013	63,747	Nomura International PLC
AUD	550,000	USD	566,751	7/9/2013	64,008	Nomura International PLC
JPY	80,000,000	USD	823,216	7/10/2013	16,577	Nomura International PLC
EUR	600,000	USD	794,742	7/11/2013	13,724	JPMorgan Chase Securities, Inc.
GBP	500,000	USD	777,548	7/11/2013	17,120	BNP Paribas
SGD	1,600,000	USD	1,286,036	7/11/2013	23,685	JPMorgan Chase Securities, Inc.
EUR	600,000	USD	796,109	7/11/2013	15,091	Barclays Bank PLC
AUD	1,300,000	NZD	1,551,472	7/12/2013	13,410	Citigroup, Inc.
CZK	15,000,000	USD	770,100	7/12/2013	19,534	Bank Of America N.A.
CZK	14,900,000	USD	771,395	7/12/2013	25,833	BNP Paribas
USD	776,601	ZAR	7,700,000	7/15/2013	880	Barclays Bank PLC
NZD	1,000,000	USD	796,967	7/15/2013	22,739	Citigroup, Inc.
JPY	50,000,000	USD	504,293	7/16/2013	133	Nomura International PLC
JPY	50,000,000	USD	511,589	7/16/2013	7,429	Bank Of America N.A.
EUR	800,000	USD	1,065,849	7/17/2013	24,467	Nomura International PLC
GBP	700,000	USD	1,097,029	7/17/2013	32,472	JPMorgan Chase Securities, Inc.
USD	5,749	EUR	4,418	7/19/2013	2	Citigroup, Inc.
EUR	549,550	USD	732,800	7/19/2013	17,430	Citigroup, Inc.
JPY	70,000,000	USD	710,345	7/24/2013	4,500	Barclays Bank PLC
USD	505,861	ZAR	5,200,000	7/25/2013	18,429	Barclays Bank PLC
USD	728,583	AUD	800,000	7/26/2013	1,768	JPMorgan Chase Securities, Inc.
CAD	800,000	USD	760,541	7/26/2013	299	Nomura International PLC
AUD	800,000	USD	739,142	7/26/2013	8,791	BNP Paribas
CAD	1,000,000	USD	978,926	7/31/2013	28,735	JPMorgan Chase Securities, Inc.
AUD	1,071,800	USD	1,040,724	7/31/2013	62,595	JPMorgan Chase Securities, Inc.
CAD	659,544	USD	639,001	7/31/2013	12,309	Nomura International PLC
JPY	30,000,000	USD	307,148	8/1/2013	4,634	Nomura International PLC
USD	1,007,112	JPY	100,000,000	8/2/2013	1,271	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					574,063

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	808,526	JPY	80,000,000	7/5/2013	(1,903)	Nomura International PLC
USD	1,245,708	GBP	800,000	7/5/2013	(28,973)	BNP Paribas
JPY	80,000,000	USD	798,495	7/5/2013	(8,128)	Nomura International PLC
USD	523,125	AUD	500,000	7/5/2013	(65,951)	Barclays Bank PLC
EUR	1,200,000	NOK	9,147,614	7/5/2013	(56,210)	UBS AG
USD	827,605	JPY	80,000,000	7/10/2013	(20,967)	Barclays Bank PLC
USD	777,720	GBP	500,000	7/11/2013	(17,292)	Barclays Bank PLC
USD	1,272,644	SGD	1,600,000	7/11/2013	(10,294)	Nomura International PLC
USD	1,597,224	EUR	1,200,000	7/11/2013	(35,189)	Barclays Bank PLC
NZD	963,602	AUD	800,000	7/12/2013	(15,105)	Nomura International PLC
NZD	597,794	AUD	500,000	7/12/2013	(5,989)	BNP Paribas
USD	1,559,639	CZK	29,900,000	7/12/2013	(63,510)	Barclays Bank PLC
USD	7,688	NZD	9,923	7/12/2013	(3)	Barclays Bank PLC
USD	510,204	INR	30,000,000	7/15/2013	(6,539)	Citigroup, Inc.
USD	804,435	NZD	1,000,000	7/15/2013	(30,207)	JPMorgan Chase Securities, Inc.
ZAR	7,700,000	USD	767,969	7/15/2013	(9,512)	UBS AG
INR	30,000,000	USD	492,773	7/15/2013	(10,892)	Citigroup, Inc.
USD	1,008,657	JPY	100,000,000	7/16/2013	(337)	Nomura International PLC
USD	1,100,750	GBP	700,000	7/17/2013	(36,194)	UBS AG
USD	1,057,846	EUR	800,000	7/17/2013	(16,464)	Nomura International PLC
USD	769,742	ZAR	7,600,000	7/19/2013	(2,803)	JPMorgan Chase Securities, Inc.
ZAR	7,600,000	USD	761,403	7/19/2013	(5,535)	JPMorgan Chase Securities, Inc.
NOK	4,763,579	EUR	600,000	7/24/2013	(2,568)	BNP Paribas
USD	716,336	JPY	70,000,000	7/24/2013	(10,491)	Nomura International PLC
ZAR	5,200,000	USD	513,782	7/25/2013	(10,508)	Citigroup, Inc.
TWD	22,700,000	USD	755,156	7/29/2013	(2,397)	JPMorgan Chase Securities, Inc.
JPY	90,431,642	USD	910,486	7/31/2013	(1,405)	Nomura International PLC
USD	777,205	ZAR	7,700,000	8/1/2013	(1,641)	Citigroup, Inc.
ZAR	7,700,000	USD	769,915	8/1/2013	(5,649)	Citigroup, Inc.
USD	302,877	JPY	30,000,000	8/1/2013	(363)	UBS AG
USD	1,732,788	MXN	22,400,000	8/19/2013	(11,396)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(494,415)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CZK Czech Koruna
EUR Euro
GBP British Pound
INR Indian Rupee
JPY Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
SGD Singapore Dollar
TWD Taiwan Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (o)
Consumer Discretionary	$5,469,327	$7,106,180	$0	$12,575,507
Consumer Staples	18,767,325	13,771,738	—	32,539,063
Energy	12,448,162	740,695	—	13,188,857
Financials	10,154,969	6,316,037	—	16,471,006
Health Care	3,480,689	19,869,777	—	23,350,466
Industrials	—	9,944,706	0	9,944,706
Information Technology	13,734,553	2,873,238	—	16,607,791
Materials	8,057,430	2,473,600	6,632	10,537,662
Telecommunication Services	—	4,973,254	—	4,973,254
Utilities	7,482,173	2,777,739	—	10,259,912
Warrants (o)	—	—	13,594	13,594
Fixed Income Investments (o)
Corporate Bonds	—	64,269,736	0	64,269,736
Asset Backed	—	814,440	—	814,440
Mortgage-Backed Securities Pass-Throughs	—	9,591,256	—	9,591,256
Commercial Mortgage-Backed Securities	—	2,264,462	—	2,264,462
Collateralized Mortgage Obligations	—	5,009,637	—	5,009,637
Government & Agency Obligations	—	13,318,258	—	13,318,258
Loan Participations and Assignments	—	2,090,566	—	2,090,566
Municipal Bonds and Notes	—	429,213	—	429,213
Convertible Bonds	—	—	324,138	324,138
Preferred Securities	—	252,800	—	252,800
Other Investments	—	—	17,388	17,388
Short-Term Investments (o)	40,468,241	—	—	40,468,241
Derivatives (p)
Futures Contracts	2,164,258	—	—	2,164,258
Purchased Options	1,781	145,475	—	147,256
Credit Default Swap Contracts	—	7,235	—	7,235
Interest Rate Swap Contracts	—	292,585	—	292,585
Forward Foreign Currency Exchange Contracts	—	574,063	—	574,063
Total	$122,228,908	$169,906,690	$361,752	$292,497,350
Liabilities
Derivatives (p)
Futures Contracts	$(110,370)	$—	$—	$(110,370)
Written Options	(174,000)	(260,381)	—	(434,381)
Interest Rate Swap Contracts	—	(62,505)	—	(62,505)
Forward Foreign Currency Exchange Contracts	—	(494,415)	—	(494,415)
Total	$(284,370)	$(817,301)	$—	$(1,101,671)

During the period ended June 30, 2013, the amount of transfers between Level 2 and Level 3 was $16. Investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(o) See Investment Portfolio for additional detailed categorizations.

(p) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $230,019,386) — including $22,576,516 of securities loaned	$248,990,968
Investment in Daily Assets Fund Institutional (cost $23,372,464)*	23,372,464
Investment in Central Cash Management Fund (cost $17,095,777)	17,095,777
Total investments in securities, at value (cost $270,487,627)	289,459,209
Cash	49,996
Foreign currency, at value (cost $268,008)	263,138
Receivable for investments sold	133,057
Receivable for investments sold — when-issued/ delayed delivery securities	3,863,487
Receivable for Fund shares sold	2,010
Dividends receivable	330,434
Interest receivable	1,221,001
Receivable for variation margin on futures contracts	36,553
Unrealized appreciation on swap contracts	299,820
Unrealized appreciation on forward foreign currency exchange contracts	574,063
Upfront payments paid on swap contracts	9,140
Foreign taxes recoverable	96,353
Other assets	2,238
Total assets	296,340,499
Liabilities
Payable upon return of securities loaned	23,372,464
Payable for investments purchased	962,375
Payable for investments purchased — when-issued/delayed delivery securities	13,495,007
Payable for Fund shares redeemed	135,550
Options written, at value (premium received $269,316)	434,381
Unrealized depreciation on swap contracts	62,505
Unrealized depreciation on forward foreign currency exchange contracts	494,415
Upfront payments received on swap contracts	593
Accrued management fee	79,105
Accrued Trustees' fees	619
Other accrued expenses and payables	126,844
Total liabilities	39,163,858
Net assets, at value	$257,176,641
Net Assets Consist of
Undistributed net investment income	4,767,730
Net unrealized appreciation (depreciation) on: Investments	18,971,582
Swap contracts	237,315
Futures	2,053,888
Foreign currency	65,926
Written options	(165,065)
Accumulated net realized gain (loss)	(6,030,595)
Paid-in capital	237,275,860
Net assets, at value	$257,176,641
Class A Net Asset Value, offering and redemption price per share ($257,176,641 ÷ 10,480,859 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$24.54

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $261,725)	$3,090,760
Interest	2,426,188
Income distributions — Central Cash Management Fund	2,696
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	115,397
Total income	5,635,041
Expenses: Management fee	484,558
Administration fee	131,468
Services to shareholders	956
Custodian fee	34,877
Professional fees	43,944
Reports to shareholders	32,581
Trustees' fees and expenses	6,261
Other	29,473
Total expenses	764,118
Net investment income	4,870,923
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	258,289
Swap contracts	86,358
Futures	(456,915)
Written options	90,646
Foreign currency	(326,274)
(347,896)
Change in net unrealized appreciation (depreciation) on: Investments	5,983,143
Swap contracts	209,806
Futures	2,076,162
Written options	(272,306)
Foreign currency	90,171
8,086,976
Net gain (loss)	7,739,080
Net increase (decrease) in net assets resulting from operations	$12,610,003

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income (loss)	$4,870,923	$6,577,137
Net realized gain (loss)	(347,896)	37,219,792
Change in net unrealized appreciation (depreciation)	8,086,976	(11,355,694)
Net increase (decrease) in net assets resulting from operations	12,610,003	32,441,235
Distributions to shareholders from: Net investment income: Class A	(5,498,634)	(4,191,340)
Total distributions	(5,498,634)	(4,191,340)
Fund share transactions: Class A Proceeds from shares sold	4,735,892	5,666,347
Shares issued to shareholders in reinvestment of distributions	5,498,634	4,191,340
Payments for shares redeemed	(20,567,513)	(41,768,743)
Net increase (decrease) in net assets from Class A share transactions	(10,332,987)	(31,911,056)
Increase (decrease) in net assets	(3,221,618)	(3,661,161)
Net assets at beginning of period	260,398,259	264,059,420
Net assets at end of period (including undistributed net investment income of $4,767,730 and $5,395,441, respectively)	$257,176,641	$260,398,259
Other Information
Class A Shares outstanding at beginning of period	10,896,924	12,288,136
Shares sold	190,593	246,623
Shares issued to shareholders in reinvestment of distributions	220,917	186,116
Shares redeemed	(827,575)	(1,823,951)
Net increase (decrease) in Class A shares	(416,065)	(1,391,212)
Shares outstanding at end of period	10,480,859	10,896,924

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$23.90		$21.49	$22.13	$20.52	$17.35	$24.81
Income (loss) from investment operations: Net investment incomea	.46		.57	.46	.39	.44	.61
Net realized and unrealized gain (loss)	.70		2.20	(.75)	1.88	3.43	(7.20)
Total from investment operations	1.16		2.77	(.29)	2.27	3.87	(6.59)
Less distributions from: Net investment income	(.52)		(.36)	(.35)	(.66)	(.70)	(.87)
Net asset value, end of period	$24.54		$23.90	$21.49	$22.13	$20.52	$17.35
Total Return (%)	4.84	**	12.98	(1.42)	11.22	23.43	(27.33	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	257		260	264	308	319	307
Ratio of expenses before expense reductions (%)	.58	*	.59	.58	.65	.60	.64
Ratio of expenses after expense reductions (%)	.58	*	.59	.58	.65	.60	.62
Ratio of net investment income (%)	3.71	*	2.48	2.09	1.89	2.40	2.83
Portfolio turnover rate (%)	50	**	188	109	203	207	263
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Income Builder VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $22,576,516. The value of the related collateral, $23,372,464, exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan participations and assignments are portions of loans originated by banks and sold in pieces to investors. These fixed and floating rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participants. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $5,132,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. For the six months ended June 30, 2013, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $6,100,000 to $22,800,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the six months ended June 30, 2013, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $125,000 to $1,925,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,012,000 to $6,117,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $4,480,000 to $58,955,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2013, the Fund entered into options on interest rate futures and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of June 30, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $74,000 to $434,000, and purchased option contracts had a total value generally indicative of a range from approximately $83,000 to $147,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,931,000 to $23,982,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,551,000 to $20,433,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $6,419,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$147,256	$—	$292,585	$2,164,258	$2,604,099
Credit Contracts (a)	—	—	7,235	—	7,235
Foreign Exchange Contracts (c)	—	574,063	—	—	574,063
	$147,256	$574,063	$299,820	$2,164,258	$3,185,397

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investment in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(434,381)	$—	$(62,505)	$(110,370)	$(607,256)
Foreign Exchange Contracts (c)	—	(494,415)	—	—	(494,415)
	$(434,381)	$(494,415)	$(62,505)	$(110,370)	$(1,101,671)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value and unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(37,156)	$90,646	$—	$12,033	$(456,915)	$(391,392)
Credit Contracts (a)	—	—	—	74,325	—	74,325
Foreign Exchange Contracts (b)	—	—	(276,007)	—	—	(276,007)
	$(37,156)	$90,646	$(276,007)	$86,358	$(456,915)	$(593,074)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$57,291	$(272,306)	$—	$267,097	$2,076,162	$2,128,244
Credit Contracts (a)	—	—	—	(57,291)	—	(57,291)
Foreign Exchange Contracts (b)	—	—	103,401	—	—	103,401
	$57,291	$(272,306)	$103,401	$209,806	$2,076,162	$2,174,354

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2013, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America	$172,438	$(103,264)	$—	$69,174
Barclays Bank PLC	311,970	(272,118)	—	39,852
BNP Paribas	51,744	(51,744)	—	—
Citigroup, Inc.	101,642	(35,229)	—	66,413
JPMorgan Chase Securities, Inc.	168,640	(59,951)	—	108,689
Nomura International PLC	205,689	(165,758)	—	39,931
UBS AG	7,235	(7,235)	—	—
Exchange Traded Futures and Options (b)	2,166,039	—	—	2,166,039
	$3,185,397	$(695,299)	$—	$2,490,098
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$103,264	$(103,264)	$—	$—
Barclays Bank PLC	272,118	(272,118)	—	—
BNP Paribas	78,702	(51,744)	—	26,958
Citigroup, Inc.	35,229	(35,229)	—	—
JPMorgan Chase Securities, Inc.	59,951	(59,951)	—	—
Nomura International PLC	165,758	(165,758)	—	—
UBS AG	102,279	(7,235)	—	95,044
Exchange Traded Futures and Options (b)	284,370	—	—	284,370
	$1,101,671	$(695,299)	$—	$406,372

(a) Forward foreign currency exchange contracts, swap contracts and over-the-counter purchased options and written options are netted.

(b) Includes financial instruments (purchased options or futures) which are not subject to a master netting arrangement, or another similar arrangement.

C. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $131,448,445 and $146,787,952, respectively. Purchases and sales of U.S. Treasury obligations aggregated $0 and $5,000,691, respectively.

For the six months ended June 30, 2013, transactions for written options on interest rate swap contracts and futures contracts were as follows:
	Contract Amount	Premium
Outstanding, beginning of period	8,200,020	$181,719
Options written	16,800,048	191,116
Options closed	(5,900,000)	(95,750)
Options expired	(20)	(7,769)
Outstanding, end of period	19,100,048	$269,316

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the six months ended June 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.37% of the Fund's average daily net assets.

For the period from January 1, 2013 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.68%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $131,468, of which $21,440 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC aggregated $196, of which $64 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,175, of which $7,204 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $12,811.

E. Ownership of the Fund

At June 30, 2013, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Fund, each owning 44%, 21% and 16%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A
Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$1,048.40
Expenses Paid per $1,000*	$2.95
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$1,021.92
Expenses Paid per $1,000*	$2.91

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Global Income Builder VIP	.58%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GIB-3 (R-028382-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Government & Agency Securities VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Manager
5 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
11 Statement of Changes in Net Assets
13 Financial Highlights
15 Notes to Financial Statements
22 Information About Your Fund's Expenses
23 Proxy Voting
24 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. The "full faith and credit" guarantee of the U.S. government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 0.68% and 1.03% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP

The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,713	$9,844	$10,759	$12,781	$15,416
	Average annual total return	-2.87%	-1.56%	2.47%	5.03%	4.42%
Barclays GNMA Index	Growth of $10,000	$9,732	$9,808	$10,899	$12,805	$15,944
	Average annual total return	-2.68%	-1.92%	2.91%	5.07%	4.78%
DWS Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,709	$9,817	$10,653	$12,574	$14,867
	Average annual total return	-2.91%	-1.83%	2.13%	4.69%	4.05%
Barclays GNMA Index	Growth of $10,000	$9,732	$9,808	$10,899	$12,805	$15,944
	Average annual total return	-2.68%	-1.92%	2.91%	5.07%	4.78%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)	6/30/13	12/31/12

Mortgage-Backed Securities Pass-Throughs	79%	67%
Collateralized Mortgage Obligations	12%	15%
Government & Agency Obligations	8%	17%
Options Purchased	1%	0%
Cash Equivalents	0%	1%
	100%	100%

Coupons*	6/30/13	12/31/12

Less than 4.5%	50%	35%
4.5%-5.49%	27%	37%
5.5%-6.49%	20%	24%
6.5%-7.49%	3%	3%
7.5% and Greater	0%	1%
	100%	100%

Interest Rate Sensitivity	6/30/13	12/31/12

Effective Maturity	10.0 years	7.0 years
Effective Duration	6.0 years	5.5 years

* Excludes Cash Equivalents, U.S. Treasury Bills and Options Purchased.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Manager

William Chepolis, CFA

Portfolio Manager

Investment Portfolio June 30, 2013 (Unaudited)
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 94.6%
Federal Home Loan Mortgage Corp.:
3.0%, 9/1/2042 (a)	5,000,000	4,873,440
3.5%, 1/1/2042 (a)	11,000,000	11,145,234
Federal National Mortgage Association:
3.0%, 10/1/2042 (a)	5,000,000	4,889,062
3.5%, 1/1/2042 (a)	14,000,000	14,218,750
Government National Mortgage Association:
3.0%, 10/1/2042 (a)	1,000,000	989,375
3.5%, with various maturities from 12/1/2041 until 3/20/2043 (a)	2,622,665	2,721,003
4.0%, with various maturities from 2/15/2040 until 6/20/2043 (a)	10,580,354	11,182,720
4.5%, with various maturities from 6/20/2033 until 2/20/2043 (a)	8,235,554	8,876,355
4.55%, 1/15/2041	494,500	527,187
4.625%, 5/15/2041	197,654	213,408
5.0%, with various maturities from 11/20/2032 until 4/15/2042	18,168,209	19,710,203
5.5%, with various maturities from 10/15/2032 until 7/20/2040	12,001,010	13,202,631
6.0%, with various maturities from 7/15/2014 until 5/15/2040	10,247,463	11,352,488
6.5%, with various maturities from 4/15/2031 until 2/15/2039	2,095,001	2,356,125
7.0%, with various maturities from 2/20/2027 until 11/15/2038	329,136	375,657
7.5%, 10/20/2031	8,019	9,440
Total Mortgage-Backed Securities Pass-Throughs (Cost $107,246,189)		106,643,078

Collateralized Mortgage Obligations 14.6%
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	340,042	305,184
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043	1,533,311	1,008,089
"KB", Series 4144, 2.5%, 12/15/2042	214,837	173,400
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	136,503	7,391
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	1,458,503	105,029
"WI", Series 3939, Interest Only, 3.0%, 10/15/2025	543,611	28,892
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	750,393	54,374
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	232,891	21,916
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	191,990	17,202
"IP", Series 4046, Interest Only, 3.0%, 5/15/2027	503,694	71,657
	Principal Amount ($)	Value ($)

"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	1,713,665	218,630
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022	540,207	6,535
"IK", Series 3754, Interest Only, 3.5%, 6/15/2025	1,224,152	97,051
"DZ", Series 4199, 3.5%, 5/15/2043	234,538	208,441
"NI", Series 3657, Interest Only, 4.5%, 8/15/2027	615,648	27,245
"22", Series 243, Interest Only, 4.741%*, 6/15/2021	825,348	58,419
"PI", Series 2535, Interest Only, 6.0%, 9/15/2032	286,521	15,864
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	205,555	34,107
"SJ", Series 3501, Interest Only, 6.258%*, 1/15/2039	2,028,989	347,243
"A", Series 172, Interest Only, 6.5%, 1/1/2024	26,319	3,902
"DS", Series 3199, Interest Only, 6.958%*, 8/15/2036	2,442,483	425,927
"S", Series 2416, Interest Only, 7.908%*, 2/15/2032	345,798	72,450
"ST", Series 2411, Interest Only, 8.558%*, 6/15/2021	1,125,622	129,427
"KS", Series 2064, Interest Only, 9.9%*, 5/15/2022	348,903	71,199
Federal National Mortgage Association:
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	223,498	20,208
"LZ", Series 2013-45, 3.0%, 5/25/2043	1,005,006	811,958
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	457,114	32,569
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	1,419,144	73,467
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	2,207,108	528,664
"KZ", Series 2013-66, 3.5%, 7/25/2043	908,534	859,700
"25", Series 351, Interest Only, 4.5%, 5/1/2019	215,330	18,639
"HI", Series 2009-77, Interest Only, 4.5%, 9/25/2027	263,097	7,059
"IN", Series 2003-49, Interest Only, 4.75%, 3/25/2018	1,401,231	72,057
"21", Series 334, Interest Only, 5.0%, 3/1/2018	100,703	7,512
"20", Series 334, Interest Only, 5.0%, 3/1/2018	148,214	11,061
''23", Series 339, Interest Only, 5.0%, 7/1/2018	219,880	15,115
"26", Series 381, Interest Only, 5.0%, 12/25/2020	69,690	5,563
"ZA", Series 2008-24, 5.0%, 4/25/2038	682,227	747,445
"30", Series 381, Interest Only, 5.5%, 11/25/2019	381,093	35,941
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024	660,391	87,972
"PJ", Series 2004-46, Interest Only, 5.807%*, 3/25/2034	453,805	58,996
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	460,860	52,168
	Principal Amount ($)	Value ($)

"PI", Series 2007-75, Interest Only, 6.347%*, 8/25/2037	1,438,973	283,983
"101", Series 383, Interest Only, 6.5%, 9/1/2022	1,296,744	190,978
"SJ", Series 2007-36, Interest Only, 6.577%*, 4/25/2037	281,582	37,164
"SA", Series 2005-42, Interest Only, 6.607%*, 5/25/2035	493,658	61,106
"KI", Series 2005-65, Interest Only, 6.807%*, 8/25/2035	121,156	22,462
"ES", Series 2003-17, Interest Only, 6.857%*, 9/25/2022	974,389	26,281
"SA", Series G92-57, IOette, 82.85%*, 10/25/2022	41,972	76,657
Government National Mortgage Association:
"IE", Series 2011-128, Interest Only, 3.5%, 9/20/2026	1,102,919	115,243
"JY", Series 2010-20, 4.0%, 12/20/2033	1,974,028	2,077,098
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	274,397	18,675
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	683,685	74,480
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	479,433
"MI", Series 2010-169, Interest Only, 4.5%, 8/20/2040	891,712	167,668
"AI", Series 2012-15, Interest Only, 4.5%, 9/20/2040	664,667	174,493
"VB", Series 2010-26, 5.0%, 1/20/2024	600,000	676,208
"GZ", Series 2005-24, 5.0%, 3/20/2035	505,614	564,973
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035	696,943	24,263
"ZA", Series 2005-75, 5.0%, 10/16/2035	568,808	637,979
"MZ", Series 2009-98, 5.0%, 10/16/2039	1,020,644	1,180,091
"Z", Series 2009-112, 5.0%, 11/20/2039	1,195,775	1,327,063
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	551,349	48,934
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	285,245	26,923
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	960,597	178,117
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038	309,091	52,549
"BS", Series 2011-93, Interest Only, 5.908%*, 7/16/2041	1,436,576	228,231
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	381,255	70,273
"SA", Series 2012-84, Interest Only, 6.108%*, 12/20/2038	1,590,504	276,949
"QA", Series 2007-57, Interest Only, 6.308%*, 10/20/2037	403,976	53,145
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	123,334	24,867
"SA", Series 2006-69, Interest Only, 6.608%*, 12/20/2036	774,088	127,227
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	649,269	160,216
"SK", Series 2003-11, Interest Only, 7.508%*, 2/16/2033	567,941	117,459
Total Collateralized Mortgage Obligations (Cost $15,511,042)		16,536,856

	Principal Amount ($)	Value ($)

Government & Agency Obligations 9.5%
U.S. Treasury Obligations
U.S. Treasury Bill, 0.1%**, 9/5/2013 (b)	1,045,000	1,044,961
U.S. Treasury Bond, 2.875%, 5/15/2043	4,500,000	3,982,500
U.S. Treasury Notes:
0.75%, 6/15/2014 (c)	1,000,000	1,005,273
1.75%, 5/15/2023	5,000,000	4,682,810
Total Government & Agency Obligations (Cost $10,643,238)		10,715,544

	Contracts	Value ($)

Call Options Purchased 0.7%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future, Expiration Date 8/23/2013, Strike Price $132.5	126	5,906

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.7%
Pay Fixed Rate — 3.583% - Receive Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/20161	2,700,000	170,776
Pay Fixed Rate — 3.635% - Receive Floating — LIBOR, Swap Expiration Date 4/27/2026, Option Expiration Date 4/25/20162	2,600,000	157,126
Pay Fixed Rate — 3.72% - Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20163	2,600,000	147,568
Pay Fixed Rate — 4.32% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20174	6,000,000	286,825
		762,295
Total Call Options Purchased (Cost $699,978)		768,201

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.32% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20174 (Cost $203,883)	6,000,000	73,596

	Shares	Value ($)

Cash Equivalents 0.2%
Central Cash Management Fund, 0.07% (d) (Cost $248,923)	248,923	248,923

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $134,553,253)†	119.7	134,986,198
Other Assets and Liabilities, Net	(19.7)	(22,250,746)
Net Assets	100.0	112,735,452

* These securities are shown at their current rate as of June 30, 2013.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $134,553,275. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $432,923. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,345,125 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,912,202.

(a) When-issued or delayed delivery securities included.

(b) At June 30, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At June 30, 2013, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2013, open futures contracts bought were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long U.S. Treasury Bond	USD	9/19/2013	18	2,651,625	(159,173)

At June 30, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	9/19/2013	110	13,921,875	189,212

Currency Abbreviation
USD United States Dollar

At June 30, 2013, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (e)
Put Options 10 Year U.S. Treasury Note Future	101	8/23/2013	130.0	86,502	(366,125)

(e) Unrealized depreciation on written options on exchange-traded futures contracts at June 30, 2013 was $279,623.
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options Receive Fixed — 3.32% - Pay Floating — LIBOR	2/3/2017 2/3/2027	3,000,000	4	2/1/2017	216,990	(262,048)
Receive Fixed — 4.083% - Pay Floating — LIBOR	5/11/2016 5/11/2026	2,700,000	1	5/9/2016	91,800	(121,222)
Receive Fixed — 4.135% - Pay Floating — LIBOR	4/27/2016 4/27/2026	2,600,000	2	4/25/2016	96,200	(110,846)
Receive Fixed — 4.22% - Pay Floating — LIBOR	4/22/2016 4/22/2026	2,600,000	3	4/20/2016	92,690	(103,777)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	2,400,000	3	3/15/2016	17,340	(44,927)
Receive Fixed — 4.064% - Pay Floating — LIBOR	5/13/2014 5/13/2044	2,400,000	3	5/19/2014	17,700	(66,434)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	2,400,000	4	3/15/2016	28,321	(44,927)
Total Call Options					561,041	(754,181)
Put Options Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	2,400,000	3	3/15/2016	17,340	(2,127)
Pay Fixed — 2.385% - Receive Floating — LIBOR	3/31/2014 3/31/2044	2,400,000	5	3/27/2014	32,760	(7,658)
Pay Fixed — 2.423% - Receive Floating — LIBOR	3/20/2014 3/20/2044	2,400,000	6	3/18/2014	34,560	(8,700)
Pay Fixed — 3.32% - Receive Floating — LIBOR	2/3/2017 2/3/2027	3,000,000	4	2/1/2017	216,990	(104,378)
Pay Fixed — 1.132% Receive Floating -- LIBOR	3/17/2016 3/17/2026	2,400,000	4	3/15/2016	6,120	(2,127)
Pay Fixed — 2.064% Receive Floating -- LIBOR	5/13/2014 5/13/2044	2,400,000	3	5/9/2014	17,700	(2,663)
Total Put Options					325,470	(127,653)
Total					886,511	(881,834)

(f) Unrealized appreciation on written options on interest rate swap contracts at June 30, 2013 was $4,677.

At June 30, 2013, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
4/23/2014 4/23/2016	20,000,000	3	Fixed — 0.921%	Floating — LIBOR	10,416	10,416	—
4/23/2014 4/23/2019	5,000,000	3	Fixed — 2.077%	Floating — LIBOR	4,286	4,286	—
4/23/2014 4/23/2024	2,000,000	2	Fixed — 3.024%	Floating — LIBOR	(877)	(877)	—
6/3/2013 6/3/2025	2,300,000	3	Floating — LIBOR	Fixed — 3.0%	21,864	—	21,864
4/23/2014 4/23/2034	3,000,000	2	Fixed — 3.532%	Floating — LIBOR	(2,267)	(2,267)	—
Total unrealized appreciation							21,864

Counterparty:

1 Bank of America

2 Citigroup, Inc.

3 Nomura International PLC

4 BNP Paribas

5 Barclays Bank PLC

6 JPMorgan Chase Securities, Inc.

LIBOR: London Interbank Offered Rate

For information on the Fund's policy and additional disclosures regarding futures contracts, purchased and written options contracts, interest rate swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (g)
Mortgage-Backed Securities Pass-Throughs	$—	$106,643,078	$—	$106,643,078
Collateralized Mortgage Obligations	—	16,536,856	—	16,536,856
Government & Agency Obligations	—	10,715,544	—	10,715,544
Short-Term Investments	248,923	—	—	248,923
Derivatives (h)
Purchased Options	5,906	835,891	—	841,797
Futures Contracts	189,212	—	—	189,212
Interest Rate Swap Contracts	—	21,864	—	21,864
Total	$444,041	$134,753,233	$—	$135,197,274
Liabilities
Derivatives (h)
Written Options	$(366,125)	$(881,834)	$—	$(1,247,959)
Futures Contracts	(159,173)	—	—	(159,173)
Total	$(525,298)	$(881,834)	$—	$(1,407,132)

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include value of purchased options, unrealized appreciation (depreciation) on open futures contracts, and interest rate swap contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments Investments in non-affiliated securities, at value (cost $134,304,330)	$134,737,275
Investment in Central Cash Management Fund (cost $248,923)	248,923
Total investments in securities, at value (cost $134,553,253)	134,986,198
Receivable for investments sold	6,522,176
Receivable for investments sold — when-issued/delayed delivery securities	56,608,951
Receivable for Fund shares sold	824
Interest receivable	548,834
Receivable for variation margin on futures contracts	12,251
Net receivable for pending swap contracts	832,944
Unrealized appreciation on swap contracts	21,864
Upfront payments paid on swap contracts	14,702
Other assets	1,502
Total assets	199,550,246
Liabilities
Cash overdraft	7,265
Payable for investments purchased	11,192,029
Payable for investments purchased — when-issued/delayed delivery securities	74,186,990
Payable for Fund shares redeemed	65,953
Options written, at value (premium received $973,013)	1,247,959
Upfront payments received on swap contracts	3,144
Accrued management fee	37,503
Accrued Trustees' fees	1,068
Other accrued expenses and payables	72,883
Total liabilities	86,814,794
Net assets, at value	$112,735,452
Net Assets Consist of
Undistributed net investment income	1,032,660
Investments	432,945
Swap contracts	21,864
Futures	30,039
Written options	(274,946)
Accumulated net realized gain (loss)	1,373,172
Paid-in capital	110,119,718
Net assets, at value	$112,735,452
Class A Net Asset Value, offering and redemption price per share ($108,262,913 ÷ 9,426,458 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.49
Class B Net Asset Value, offering and redemption price per share ($4,472,539 ÷ 389,307 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.49

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Interest	$1,455,176
Income distributions — Central Cash Management Fund	2,652
Total income	1,457,828
Expenses: Management fee	267,190
Administration fee	59,376
Services to shareholders	805
Distribution service fees (Class B)	6,064
Record keeping fees (Class B)	2,401
Custodian fee	19,585
Audit and tax fees	32,037
Legal fees	4,373
Reports to shareholders	16,199
Trustees' fees and expenses	3,169
Other	10,356
Total expenses before expense reductions	421,555
Expense reductions	(18,657)
Total expenses after expense reductions	402,898
Net investment income	1,054,930
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	920,427
Swap contracts	388,507
Futures	(44,434)
Written options	177,921
1,442,421
Change in net unrealized appreciation (depreciation) on: Investments	(5,507,996)
Swap contracts	364,779
Securities sold short	(129,707)
Futures	51,877
Written options	(601,208)
(5,822,255)
Net gain (loss)	(4,379,834)
Net increase (decrease) in net assets resulting from operations	$(3,324,904)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income	$1,054,930	$3,586,409
Net realized gain (loss)	1,442,421	4,527,418
Change in net unrealized appreciation (depreciation)	(5,822,255)	(4,180,279)
Net increase (decrease) in net assets resulting from operations	(3,324,904)	3,933,548
Distributions to shareholders from: Net investment income: Class A	(3,325,537)	(5,435,920)
Class B	(119,146)	(209,154)
Net realized gain: Class A	(4,523,083)	(2,952,755)
Class B	(185,024)	(124,749)
Total distributions	(8,152,790)	(8,722,578)
Fund share transactions: Class A Proceeds from shares sold	6,248,690	18,065,811
Reinvestment of distributions	7,848,620	8,388,675
Payments for shares redeemed	(15,460,992)	(47,401,824)
Net increase (decrease) in net assets from Class A share transactions	(1,363,682)	(20,947,338)
Class B Proceeds from shares sold	270,866	919,743
Reinvestment of distributions	304,170	333,903
Payments for shares redeemed	(1,093,925)	(2,329,903)
Net increase (decrease) in net assets from Class B share transactions	(518,889)	(1,076,257)
Increase (decrease) in net assets	(13,360,265)	(26,812,625)
Net assets at beginning of period	126,095,717	152,908,342
Net assets at end of period (including undistributed net investment income of $1,032,660 and $3,422,413, respectively)	$112,735,452	$126,095,717
Other Information
Class A Shares outstanding at beginning of period	9,511,241	11,145,622
Shares sold	514,981	1,389,466
Shares issued to shareholders in reinvestment of distributions	660,658	672,169
Shares redeemed	(1,260,422)	(3,696,016)
Net increase (decrease) in Class A shares	(84,783)	(1,634,381)
Shares outstanding at end of period	9,426,458	9,511,241
Class B Shares outstanding at beginning of period	428,962	511,071
Shares sold	22,785	72,277
Shares issued to shareholders in reinvestment of distributions	25,582	26,755
Shares redeemed	(88,022)	(181,141)
Net increase (decrease) in Class B shares	(39,655)	(82,109)
Shares outstanding at end of period	389,307	428,962

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$12.69		$13.12		$12.98	$12.78	$12.40	$12.38
Income (loss) from investment operations: Net investment incomea	.11		.34		.48	.50	.52	.56
Net realized and unrealized gain (loss)	(.44)		.03		.45	.32	.45	.04
Total from investment operations	(.33)		.37		.93	.82	.97	.60
Less distributions from: Net investment income	(.37)		(.52)		(.57)	(.62)	(.59)	(.58)
Net realized gains	(.50)		(.28)		(.22)	—	—	—
Total distributions	(.87)		(.80)		(.79)	(.62)	(.59)	(.58)
Net asset value, end of period	$11.49		$12.69		$13.12	$12.98	$12.78	$12.40
Total Return (%)	(2.87	)b**	2.93	b	7.46	6.61	8.08	4.93	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108		121		146	157	169	211
Ratio of expenses before expense reductions (%)	.70	*	.68		.67	.64	.58	.66
Ratio of expenses after expense reductions (%)	.67	*	.66		.67	.64	.58	.65
Ratio of net investment income (%)	1.79	*	2.65		3.68	3.86	4.16	4.58
Portfolio turnover rate (%)	315	**	796		673	423	390	543
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/13 (Unaudited)		2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$12.67		$13.10		$12.95	$12.75	$12.37	$12.35
Income (loss) from investment operations: Net investment incomea	.09		.29		.43	.46	.48	.52
Net realized and unrealized gain (loss)	(.45)		.03		.46	.31	.45	.03
Total from investment operations	(.36)		.32		.89	.77	.93	.55
Less distributions from: Net investment income	(.32)		(.47)		(.52)	(.57)	(.55)	(.53)
Net realized gains	(.50)		(.28)		(.22)	—	—	—
Total distributions	(.82)		(.75)		(.74)	(.57)	(.55)	(.53)
Net asset value, end of period	$11.49		$12.67		$13.10	$12.95	$12.75	$12.37
Total Return (%)	(2.91	)b**	2.48	b	7.15	6.24	7.70	4.60	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		5		7	6	7	8
Ratio of expenses before expense reductions (%)	1.05	*	1.03		1.01	.99	.92	1.00
Ratio of expenses after expense reductions (%)	.99	*	1.01		1.01	.99	.92	1.00
Ratio of net investment income (%)	1.45	*	2.29		3.34	3.51	3.81	4.24
Portfolio turnover rate (%)	315	**	796		673	423	390	543
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Government & Agency Securities VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan during the six months ended June 30, 2013.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Interest Rate Swap Contracts. For the six months ended June 30, 2013, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

For the six months ended June 30, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $32,300,000 to $40,700,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2013, the Fund entered into options on interest rate futures and on interest rate swap contracts in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange-traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of June 30, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $590,000 to $1,248,000, and purchased option contracts had a total value generally indicative of a range from approximately $575,000 to $842,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2013, is included in a table following the Fund's Investment Portfolio. For the period ended June 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $2,652,000 to $7,555,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,722,000 to $13,922,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$841,797	$21,864	$189,212	$1,052,873

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(1,247,959)	$(159,173)	$(1,407,132)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$981	$177,921	$388,507	$(44,434)	$522,975

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$230,992	$(601,208)	$364,779	$51,877	$46,440

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options, swap contracts and futures, respectively

As of June 30, 2013, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Collateral Received	Net Amount of Derivative Assets
Bank of America	$170,776	$(121,222)	$—	$—	$49,554
BNP Paribas	360,421	(360,421)	—	—	—
Citigroup, Inc.	157,126	(110,846)	—	—	46,280
Nomura International PLC	169,432	(169,432)	—	—	—
Exchange Traded Options and Futures (b)	195,118	—	—	—	195,118
	$1,052,873	$(761,921)	$—	$—	$290,952
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (c)	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$121,222	$(121,222)	$—	$—	$—
Barclays Bank PLC	7,658	—	—	—	7,658
BNP Paribas	413,480	(360,421)	—	—	53,059
Citigroup, Inc.	110,846	(110,846)	—	—	—
JPMorgan Chase Securities, Inc.	8,700	—	—	—	8,700
Nomura International PLC	219,928	(169,432)	(20,105)	—	30,391
Exchange Traded Options and Futures (b)	525,298	—	—	—	525,298
	$1,407,132	$(761,921)	$(20,105)	$—	$625,106

(a) Swap contracts, over-the-counter purchased and written options are netted.

(b) Includes financial instruments (purchased options or futures) which are not subject to a master netting arrangement, or another similar arrangement.

(c) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $448,972,090 and $461,297,759, respectively. Purchases and sales of U.S. Treasury securities aggregated $12,972,831 and $12,356,770, respectively.

For the six months ended June 30, 2013, transactions for written options on futures and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	25,600,030	$916,248
Options written	19,200,101	258,343
Options closed	(11,700,000)	(189,925)
Options expired	(30)	(11,653)
Outstanding, end of period	33,100,101	$973,013

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

For the period from January 1, 2013 through April 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.66%.

For the period from May 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.67%.

For the period from January 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class B at 0.99%.

Accordingly, for the six months ended June 30, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $17,966, and the amount charged aggregated $249,224, which was equivalent to an annualized effective rate of 0.42% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $59,376, of which $9,285 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC were as follows:
	Total Aggregated	Amount Waived
Class A	$136	$136
Class B	35	35
	$171	$171

In addition, for the six months ended June 30, 2013, the Advisor reimbursed $520 of recordkeeping fees for Class B shares.

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2013, the Distribution Service Fee aggregated $6,064, of which $979 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,964, of which $7,836 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

E. Ownership of the Fund

At June 30, 2013, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 41%, 33% and 18%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 94%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$971.30	$970.90
Expenses Paid per $1,000*	$3.27	$4.84
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,021.47	$1,019.89
Expenses Paid per $1,000*	$3.36	$4.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.67%	.99%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GAS-3 (R-028384-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS High Income VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Manager
5 Investment Portfolio
17 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
20 Financial Highlights
21 Notes to Financial Statements
28 Information About Your Fund's Expenses
28 Proxy Voting
30 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 0.72% and 0.99% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS High Income VIP

The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,187	$10,962	$13,355	$14,956	$21,011
	Average annual total return	1.87%	9.62%	10.12%	8.38%	7.71%
Credit Suisse High Yield Index	Growth of $10,000	$10,152	$10,918	$13,423	$16,185	$22,948
	Average annual total return	1.52%	9.18%	10.31%	10.11%	8.66%
DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,175	$10,945	$13,275	$14,795	$20,369
	Average annual total return	1.75%	9.45%	9.90%	8.15%	7.37%
Credit Suisse High Yield Index	Growth of $10,000	$10,152	$10,918	$13,423	$16,185	$22,948
	Average annual total return	1.52%	9.18%	10.31%	10.11%	8.66%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/13	12/31/12

Corporate Bonds	92%	86%
Cash Equivalents	4%	11%
Convertible Bonds	2%	1%
Preferred Security	1%	1%
Preferred Stocks	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/13	12/31/12

Consumer Discretionary	19%	23%
Financials	16%	16%
Telecommunication Services	16%	14%
Energy	13%	12%
Industrials	10%	9%
Materials	10%	10%
Information Technology	5%	5%
Health Care	5%	5%
Consumer Staples	4%	3%
Utilities	2%	3%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/13	12/31/12

BBB	2%	2%
BB	32%	29%
B	51%	57%
CCC	13%	10%
CC	—	1%
Not Rated	2%	1%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Manager

Gary Russell, CFA

Portfolio Manager

Investment Portfolio June 30, 2013 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 89.6%
Consumer Discretionary 18.5%
AMC Entertainment, Inc., 8.75%, 6/1/2019		170,000	181,900
AMC Networks, Inc., 7.75%, 7/15/2021		80,000	87,400
AmeriGas Finance LLC:
6.75%, 5/20/2020		110,000	113,850
7.0%, 5/20/2022		110,000	112,475
APX Group, Inc., 144A, 6.375%, 12/1/2019		205,000	194,750
Asbury Automotive Group, Inc.:
8.375%, 11/15/2020		460,000	509,450
144A, 8.375%, 11/15/2020		45,000	49,838
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		330,000	344,025
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		350,000	353,500
Avis Budget Car Rental LLC:
144A, 5.5%, 4/1/2023		205,000	197,825
8.25%, 1/15/2019		535,000	581,812
BC Mountain LLC, 144A, 7.0%, 2/1/2021		210,000	214,200
Block Communications, Inc., 144A, 7.25%, 2/1/2020		375,000	393,750
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		155,000	157,131
Cablevision Systems Corp., 8.0%, 4/15/2020		65,000	70,850
Caesar's Entertainment Operating Co., Inc., 8.5%, 2/15/2020		760,000	716,300
Caesar's Operating Escrow LLC, 144A, 9.0%, 2/15/2020		245,000	233,363
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		215,000	217,150
CCO Holdings LLC:
6.5%, 4/30/2021		655,000	682,837
6.625%, 1/31/2022		450,000	469,125
7.0%, 1/15/2019		120,000	127,200
7.375%, 6/1/2020		50,000	54,375
8.125%, 4/30/2020		150,000	163,875
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		230,000	230,575
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		245,000	230,300
144A, 6.375%, 9/15/2020		1,215,000	1,236,262
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020 (b)		145,000	139,925
Clear Channel Communications, Inc., 144A, 11.25%, 3/1/2021		280,000	291,900
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 6.5%, 11/15/2022		250,000	256,250
Series B, 144A, 6.5%, 11/15/2022		365,000	375,950
Series A, 7.625%, 3/15/2020		110,000	113,300
Series B, 7.625%, 3/15/2020		1,115,000	1,154,025
		Principal Amount ($)(a)	Value ($)

Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		20,000	19,450
CSC Holdings LLC, 6.75%, 11/15/2021		900,000	969,750
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		375,000	366,562
DISH DBS Corp.:
6.75%, 6/1/2021		50,000	53,125
7.875%, 9/1/2019		270,000	302,400
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		490,000	0
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020 (b)		405,000	390,825
Harron Communications LP, 144A, 9.125%, 4/1/2020		395,000	426,600
Hertz Corp., 6.75%, 4/15/2019		305,000	322,538
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		140,000	141,750
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		475,000	488,062
Lear Corp., 8.125%, 3/15/2020		184,000	201,480
Libbey Glass, Inc., 6.875%, 5/15/2020		117,000	122,411
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		540,000	578,475
LKQ Corp., 144A, 4.75%, 5/15/2023		290,000	276,950
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		155,000	154,613
Mediacom Broadband LLC, 6.375%, 4/1/2023		425,000	422,875
Mediacom LLC, 7.25%, 2/15/2022		110,000	115,775
MGM Resorts International:
6.625%, 12/15/2021 (b)		590,000	608,437
6.75%, 10/1/2020 (b)		170,000	175,950
7.625%, 1/15/2017		560,000	611,800
8.625%, 2/1/2019		840,000	949,200
10.0%, 11/1/2016		225,000	263,813
National CineMedia LLC, 6.0%, 4/15/2022		200,000	205,250
Norcraft Companies LP, 10.5%, 12/15/2015		1,260,000	1,307,250
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		435,000	448,050
Petco Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		315,000	339,412
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		115,000	117,300
Quebecor Media, Inc., 5.75%, 1/15/2023		205,000	199,875
Rent-A-Center, Inc., 144A, 4.75%, 5/1/2021		145,000	137,388
Schaeffler Finance BV:
144A, 4.75%, 5/15/2021		260,000	247,000
144A, 7.75%, 2/15/2017		420,000	464,100
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		125,000	121,250
		Principal Amount ($)(a)	Value ($)

Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		200,000	212,500
144A, 7.804%, 10/1/2020		380,000	400,900
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		230,000	234,025
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		295,000	289,100
Starz LLC, 5.0%, 9/15/2019		175,000	173,688
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021 (b)		250,000	237,500
Travelport LLC:
144A, 6.4%**, 3/1/2016		224,966	210,343
144A, 13.875%, 3/1/2016 (PIK)		50,625	51,764
UCI International, Inc., 8.625%, 2/15/2019		310,000	316,200
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		945,000	893,025
144A, 7.5%, 3/15/2019		435,000	457,837
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	550,000	787,498
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		60,000	63,000
144A, 7.875%, 11/1/2020		140,000	151,550
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		205,000	224,475
Visant Corp., 10.0%, 10/1/2017 (b)		460,000	424,350
Visteon Corp., 6.75%, 4/15/2019		171,000	179,978
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		335,000	353,844
			27,466,761
Consumer Staples 6.1%
B&G Foods, Inc., 4.625%, 6/1/2021		245,000	233,975
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		200,000	209,500
Del Monte Corp., 7.625%, 2/15/2019		410,000	421,275
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		810,000	872,775
Hawk Acquisition Sub, Inc., 144A, 4.25%, 10/15/2020		1,890,000	1,807,312
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		160,000	167,600
NBTY, Inc., 9.0%, 10/1/2018		190,000	206,625
Pilgrim's Pride Corp., 7.875%, 12/15/2018		290,000	308,850
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		405,000	408,038
6.875%, 2/15/2021		540,000	567,000
7.125%, 4/15/2019		415,000	438,344
8.25%, 2/15/2021 (b)		225,000	222,750
8.5%, 5/15/2018 (b)		455,000	468,650
9.875%, 8/15/2019		125,000	133,750
Smithfield Foods, Inc.:
6.625%, 8/15/2022		385,000	413,875
7.75%, 7/1/2017		1,180,000	1,300,950
Sun Products Corp., 144A, 7.75%, 3/15/2021		360,000	357,300
		Principal Amount ($)(a)	Value ($)

Tops Holding Corp., 144A, 8.875%, 12/15/2017		100,000	108,250
U.S. Foods, Inc., 8.5%, 6/30/2019		400,000	418,000
			9,064,819
Energy 12.7%
Access Midstream Partners LP:
4.875%, 5/15/2023		270,000	250,425
6.125%, 7/15/2022		325,000	329,062
Antero Resources Finance Corp.:
7.25%, 8/1/2019		285,000	297,113
9.375%, 12/1/2017		390,000	413,400
Berry Petroleum Co.:
6.375%, 9/15/2022		205,000	204,231
6.75%, 11/1/2020		540,000	558,900
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		205,000	209,100
8.625%, 10/15/2020		225,000	238,500
Chaparral Energy, Inc., 7.625%, 11/15/2022		370,000	377,400
Chesapeake Energy Corp., 5.75%, 3/15/2023		100,000	101,250
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		150,000	148,500
Continental Resources, Inc.:
144A, 4.5%, 4/15/2023		60,000	58,350
5.0%, 9/15/2022		180,000	183,150
Crestwood Midstream Partners LP, 7.75%, 4/1/2019		325,000	334,750
Crosstex Energy LP, 7.125%, 6/1/2022 (b)		105,000	106,050
Denbury Resources, Inc., 4.625%, 7/15/2023		530,000	488,925
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		420,000	445,200
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		410,000	417,175
EP Energy LLC:
6.875%, 5/1/2019		330,000	353,100
7.75%, 9/1/2022 (b)		175,000	187,250
9.375%, 5/1/2020		150,000	169,500
EPE Holdings LLC, 144A, 8.125%, 12/15/2017 (PIK) (b)		495,374	505,281
EV Energy Partners LP, 8.0%, 4/15/2019		835,000	843,350
Frontier Oil Corp., 6.875%, 11/15/2018		315,000	337,837
Global Geophysical Services, Inc., 10.5%, 5/1/2017		540,000	469,800
Halcon Resources Corp.:
8.875%, 5/15/2021		585,000	567,450
9.75%, 7/15/2020		280,000	279,300
Holly Energy Partners LP:
6.5%, 3/1/2020		105,000	105,788
8.25%, 3/15/2018		330,000	348,975
Kodiak Oil & Gas Corp., 144A, 5.5%, 1/15/2021 (b)		265,000	258,375
Linn Energy LLC:
144A, 6.25%, 11/1/2019		595,000	566,737
6.5%, 5/15/2019		115,000	112,413
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		780,000	756,600
144A, 6.5%, 3/15/2021		235,000	232,944
		Principal Amount ($)(a)	Value ($)

Memorial Production Partners LP, 144A, 7.625%, 5/1/2021		355,000	349,675
Midstates Petroleum Co., Inc.:
144A, 9.25%, 6/1/2021		485,000	455,900
144A, 10.75%, 10/1/2020		230,000	231,150
Murray Energy Corp., 144A, 8.625%, 6/15/2021		50,000	50,000
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		595,000	600,950
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		175,000	179,375
6.875%, 1/15/2023		130,000	133,900
7.25%, 2/1/2019		665,000	693,262
Offshore Group Investment Ltd.:
144A, 7.125%, 4/1/2023		410,000	402,825
7.5%, 11/1/2019 (b)		580,000	604,650
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		245,000	229,075
Range Resources Corp., 5.0%, 3/15/2023		105,000	102,638
Regency Energy Partners LP, 144A, 4.5%, 11/1/2023		95,000	85,975
Sabine Pass Liquefaction LLC:
144A, 5.625%, 2/1/2021		690,000	669,300
144A, 5.625%, 4/15/2023		155,000	146,475
SandRidge Energy, Inc., 7.5%, 3/15/2021		515,000	491,825
SESI LLC, 6.375%, 5/1/2019		235,000	242,638
Swift Energy Co., 7.875%, 3/1/2022		290,000	288,550
Talos Production LLC, 144A, 9.75%, 2/15/2018		410,000	389,500
Tesoro Corp., 5.375%, 10/1/2022		150,000	151,875
Venoco, Inc., 8.875%, 2/15/2019		590,000	575,250
WPX Energy, Inc., 5.25%, 1/15/2017		510,000	522,750
			18,853,719
Financials 4.4%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		470,000	493,500
Ally Financial, Inc.:
5.5%, 2/15/2017		385,000	402,252
8.0%, 3/15/2020 (b)		340,000	394,825
CIT Group, Inc., 5.25%, 3/15/2018		540,000	554,850
E*TRADE Financial Corp.:
6.375%, 11/15/2019		585,000	593,775
6.75%, 6/1/2016		710,000	729,525
Hellas Telecommunications Finance SCA, 144A, 8.21%**, 7/15/2015 (PIK)*	EUR	322,107	0
International Lease Finance Corp.:
3.875%, 4/15/2018		385,000	361,900
4.625%, 4/15/2021		360,000	331,200
6.25%, 5/15/2019		320,000	328,800
8.625%, 1/15/2022 (b)		310,000	356,500
8.75%, 3/15/2017		245,000	272,869
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		185,000	194,250
(REIT), 6.875%, 5/1/2021		295,000	312,700
		Principal Amount ($)(a)	Value ($)

National Money Mart Co., 10.375%, 12/15/2016		790,000	837,400
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		160,000	165,600
144A, 5.875%, 3/15/2022		265,000	270,300
			6,600,246
Health Care 5.0%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		500,000	533,750
Biomet, Inc.:
6.5%, 8/1/2020		355,000	365,872
6.5%, 10/1/2020 (b)		100,000	99,750
Community Health Systems, Inc.:
5.125%, 8/15/2018		1,155,000	1,172,325
7.125%, 7/15/2020		635,000	654,050
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		220,000	228,800
144A, 5.875%, 1/31/2022		195,000	205,237
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		420,000	464,100
HCA, Inc.:
5.875%, 3/15/2022		275,000	282,219
6.5%, 2/15/2020		890,000	962,869
7.5%, 2/15/2022		605,000	670,037
Hologic, Inc., 6.25%, 8/1/2020		200,000	207,375
IMS Health, Inc., 144A, 6.0%, 11/1/2020		250,000	254,375
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		315,000	346,500
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		175,000	179,375
STHI Holding Corp., 144A, 8.0%, 3/15/2018		345,000	372,600
Tenet Healthcare Corp.:
144A, 4.375%, 10/1/2021		390,000	357,825
144A, 4.5%, 4/1/2021		55,000	51,288
			7,408,347
Industrials 10.2%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		190,000	176,700
Accuride Corp., 9.5%, 8/1/2018		345,000	351,037
Aguila 3 SA, 144A, 7.875%, 1/31/2018		480,000	494,400
Air Lease Corp.:
4.75%, 3/1/2020 (b)		315,000	303,975
6.125%, 4/1/2017 (b)		445,000	460,575
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		205,000	210,125
Armored Autogroup, Inc., 9.25%, 11/1/2018		610,000	559,675
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		391,400	407,056
BakerCorp International, Inc., 8.25%, 6/1/2019		335,000	328,300
BE Aerospace, Inc., 6.875%, 10/1/2020		180,000	194,400
Belden, Inc., 144A, 5.5%, 9/1/2022		355,000	348,787
		Principal Amount ($)(a)	Value ($)

Bombardier, Inc.:
144A, 5.75%, 3/15/2022		430,000	426,775
144A, 6.125%, 1/15/2023		315,000	312,638
Casella Waste Systems, Inc., 7.75%, 2/15/2019		415,000	394,250
Clean Harbors, Inc., 5.125%, 6/1/2021		240,000	241,800
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		160,000	153,600
Ducommun, Inc., 9.75%, 7/15/2018		305,000	333,212
DynCorp International, Inc., 10.375%, 7/1/2017		490,000	492,450
Florida East Coast Railway Corp., 8.125%, 2/1/2017		225,000	237,938
FTI Consulting, Inc., 144A, 6.0%, 11/15/2022		205,000	207,563
Garda World Security Corp., 144A, 9.75%, 3/15/2017		400,000	422,582
GenCorp, Inc., 144A, 7.125%, 3/15/2021		790,000	817,650
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		280,000	299,250
7.125%, 3/15/2021 (b)		60,000	64,500
Interline Brands, Inc., 7.5%, 11/15/2018		295,000	309,750
Iron Mountain, Inc., 5.75%, 8/15/2024		245,000	229,688
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		410,000	426,400
Meritor, Inc., 6.75%, 6/15/2021		195,000	186,225
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		410,000	388,475
8.875%, 11/1/2017		210,000	217,350
Navios South American Logistics, Inc.:
9.25%, 4/15/2019		295,000	316,387
144A, 9.25%, 4/15/2019		55,000	58,988
Nortek, Inc., 8.5%, 4/15/2021		440,000	470,800
Ply Gem Industries, Inc., 9.375%, 4/15/2017		102,000	107,865
Rexel SA, 144A, 5.25%, 6/15/2020		275,000	274,313
Sitel LLC, 11.5%, 4/1/2018		565,000	420,925
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		205,000	213,200
7.5%, 10/1/2017		215,000	224,675
Titan International, Inc., 7.875%, 10/1/2017		295,000	309,750
TransDigm, Inc., 144A, 7.5%, 7/15/2021 (c)		320,000	327,200
U.S. Airways Group, Inc., 6.125%, 6/1/2018 (b)		240,000	226,800
United Rentals North America, Inc.:
5.75%, 7/15/2018		365,000	383,250
6.125%, 6/15/2023		25,000	24,875
7.375%, 5/15/2020		595,000	635,162
7.625%, 4/15/2022		595,000	644,087
Watco Companies LLC, 144A, 6.375%, 4/1/2023		155,000	154,225
Welltec AS, 144A, 8.0%, 2/1/2019		400,000	416,000
			15,205,628
		Principal Amount ($)(a)	Value ($)

Information Technology 4.7%
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		255,000	262,650
CDW LLC, 8.5%, 4/1/2019		1,180,000	1,268,500
CyrusOne LP, 144A, 6.375%, 11/15/2022		105,000	107,625
eAccess Ltd., 144A, 8.25%, 4/1/2018		335,000	366,825
EarthLink, Inc., 144A, 7.375%, 6/1/2020		245,000	235,200
Equinix, Inc.:
4.875%, 4/1/2020		275,000	269,500
5.375%, 4/1/2023		725,000	710,500
7.0%, 7/15/2021		215,000	233,275
First Data Corp.:
144A, 6.75%, 11/1/2020		940,000	956,450
144A, 7.375%, 6/15/2019		250,000	256,875
144A, 8.875%, 8/15/2020		495,000	539,550
144A, 10.625%, 6/15/2021		420,000	414,750
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		630,000	678,825
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		225,000	238,500
7.625%, 6/15/2021		230,000	244,375
IAC/InterActiveCorp., 144A, 4.75%, 12/15/2022		215,000	203,175
			6,986,575
Materials 8.4%
APERAM:
144A, 7.375%, 4/1/2016		215,000	208,550
144A, 7.75%, 4/1/2018		260,000	247,000
Axiall Corp., 144A, 4.875%, 5/15/2023		65,000	61,750
Berry Plastics Corp.:
9.5%, 5/15/2018		390,000	424,125
9.75%, 1/15/2021		460,000	519,800
Bluescope Steel Ltd., 144A, 7.125%, 5/1/2018		150,000	152,250
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		290,000	278,400
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		410,000	418,200
Clearwater Paper Corp., 7.125%, 11/1/2018		390,000	417,300
Crown Americas LLC, 6.25%, 2/1/2021		50,000	53,000
Eagle Spinco, Inc., 144A, 4.625%, 2/15/2021		130,000	124,800
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		1,290,000	1,225,500
144A, 9.875%, 6/15/2015		195,000	150,150
Exopack Holding Corp., 10.0%, 6/1/2018		230,000	232,875
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		315,000	306,337
144A, 6.875%, 4/1/2022 (b)		65,000	63,050
144A, 7.0%, 11/1/2015 (b)		360,000	363,600
144A, 8.25%, 11/1/2019 (b)		270,000	278,100
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		610,000	584,075
144A, 8.75%, 6/1/2020		360,000	368,100
		Principal Amount ($)(a)	Value ($)

Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		95,000	94,763
8.875%, 2/1/2018		530,000	540,600
Huntsman International LLC:
4.875%, 11/15/2020 (b)		230,000	227,125
8.625%, 3/15/2020		330,000	358,875
8.625%, 3/15/2021 (b)		335,000	367,662
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		310,000	261,950
Kaiser Aluminum Corp., 8.25%, 6/1/2020		260,000	287,950
Novelis, Inc., 8.375%, 12/15/2017		85,000	90,100
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		535,000	540,350
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		200,000	200,000
Polymer Group, Inc., 7.75%, 2/1/2019		300,000	312,000
PolyOne Corp., 144A, 5.25%, 3/15/2023		590,000	581,150
Rain CII Carbon LLC:
144A, 8.0%, 12/1/2018		270,000	276,750
144A, 8.25%, 1/15/2021		200,000	200,000
Sealed Air Corp.:
144A, 5.25%, 4/1/2023		50,000	48,625
144A, 8.125%, 9/15/2019		150,000	167,250
144A, 8.375%, 9/15/2021		150,000	169,500
Tronox Finance LLC, 144A, 6.375%, 8/15/2020 (b)		255,000	240,338
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		940,000	994,050
			12,436,000
Telecommunication Services 17.4%
Altice Financing SA, 144A, 7.875%, 12/15/2019 (b)		235,000	245,575
Altice Finco SA, 144A, 9.875%, 12/15/2020		235,000	251,450
CenturyLink, Inc., Series V, 5.625%, 4/1/2020 (b)		105,000	106,050
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		1,020,000	1,063,350
8.375%, 10/15/2020		1,030,000	1,058,325
8.75%, 3/15/2018 (b)		350,000	350,437
CPI International, Inc., 8.0%, 2/15/2018		260,000	267,800
Cricket Communications, Inc., 7.75%, 10/15/2020 (b)		1,595,000	1,531,200
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		790,000	817,650
144A, 10.5%, 4/15/2018		495,000	524,700
Digicel Ltd.:
144A, 7.0%, 2/15/2020		200,000	202,000
144A, 8.25%, 9/1/2017		1,090,000	1,133,600
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	709,137	0
Frontier Communications Corp.:
7.125%, 1/15/2023		1,370,000	1,363,150
7.625%, 4/15/2024		110,000	110,275
8.25%, 4/15/2017		348,000	391,500
8.5%, 4/15/2020		490,000	540,225
8.75%, 4/15/2022		560,000	610,400
		Principal Amount ($)(a)	Value ($)

Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		625,000	587,500
144A, 6.625%, 12/15/2022		245,000	237,650
7.25%, 10/15/2020		1,230,000	1,291,500
7.5%, 4/1/2021		1,150,000	1,207,500
8.5%, 11/1/2019		580,000	624,950
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		670,000	676,700
144A, 8.125%, 6/1/2023		105,000	108,413
Level 3 Communications, Inc., 8.875%, 6/1/2019 (b)		55,000	57,200
Level 3 Financing, Inc.:
7.0%, 6/1/2020		750,000	748,125
8.125%, 7/1/2019		670,000	703,500
8.625%, 7/15/2020		510,000	543,150
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		705,000	731,437
144A, 6.625%, 4/1/2023		245,000	249,287
7.875%, 9/1/2018 (b)		420,000	447,300
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		720,000	684,187
NII Capital Corp., 7.625%, 4/1/2021		305,000	237,138
Pacnet Ltd., 144A, 9.25%, 11/9/2015		434,000	434,000
SBA Communications Corp., 144A, 5.625%, 10/1/2019		200,000	198,000
Sprint Nextel Corp.:
6.0%, 11/15/2022 (b)		365,000	357,700
9.125%, 3/1/2017		310,000	356,500
Syniverse Holdings, Inc., 9.125%, 1/15/2019		130,000	138,775
Telenet Finance V Luxembourg SCA:
144A, 6.25%, 8/15/2022	EUR	235,000	307,417
144A, 6.75%, 8/15/2024	EUR	235,000	309,834
tw telecom holdings, Inc., 5.375%, 10/1/2022		280,000	277,900
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		185,000	191,475
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		230,000	243,225
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		300,000	310,500
Wind Acquisition Finance SA:
144A, 6.5%, 4/30/2020		195,000	193,538
144A, 7.25%, 2/15/2018		410,000	413,075
Windstream Corp.:
6.375%, 8/1/2023 (b)		265,000	247,775
7.0%, 3/15/2019		430,000	431,075
7.5%, 6/1/2022		170,000	173,400
7.5%, 4/1/2023		420,000	426,300
7.75%, 10/15/2020 (b)		180,000	186,300
7.75%, 10/1/2021		310,000	320,850
7.875%, 11/1/2017		495,000	543,262
8.125%, 9/1/2018		180,000	191,700
			25,955,825
Utilities 2.2%
AES Corp.:
4.875%, 5/15/2023 (b)		95,000	88,588
8.0%, 10/15/2017		415,000	466,875
8.0%, 6/1/2020		525,000	598,500
		Principal Amount ($)(a)	Value ($)

Calpine Corp.:
144A, 7.5%, 2/15/2021		436,000	465,430
144A, 7.875%, 7/31/2020		481,000	521,885
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		550,000	376,750
Energy Future Intermediate Holding Co., LLC:
10.0%, 12/1/2020		125,000	136,875
11.0%, 10/1/2021		451,000	483,697
NRG Energy, Inc., 7.625%, 1/15/2018		200,000	214,000
			3,352,600
Total Corporate Bonds (Cost $132,567,397)			133,330,520

Loan Participations and Assignments 0.2%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		700,000	0
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015*		73,851	34,525
WP Prism, Inc., Term Loan, 6.25%, 5/31/2018		230,000	230,766
Total Loan Participations and Assignments (Cost $1,004,047)			265,291

Convertible Bonds 1.8%
Consumer Discretionary 0.5%
Group 1 Automotive, Inc., 3.0%, 3/15/2020		375,000	679,219
Materials 1.3%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK)		1,297,793	2,010,022
Total Convertible Bonds (Cost $1,652,175)			2,689,241

Preferred Security 0.7%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $756,443)		1,135,000	987,450

	Units	Value ($)

Other Investments 0.2%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (d) (Cost $31,000)	92	319,939

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	661	4,131
Trump Entertainment Resorts, Inc.*	45	0
Vertis Holdings, Inc.*	676	0
		4,131
Industrials 0.0%
Congoleum Corp.*	24,000	0
Materials 0.1%
GEO Specialty Chemicals, Inc.*	24,225	14,404
GEO Specialty Chemicals, Inc. 144A*	2,206	1,312
Wolverine Tube, Inc.*	7,045	127,656
		143,372
Total Common Stocks (Cost $480,469)		147,503

Preferred Stock 0.6%
Financials
Ally Financial, Inc. 144A, 7.0% (Cost $841,212)	915	869,736

Warrants 0.1%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,115	0
Materials 0.1%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	119,802	70,336
Hercules Trust II, Expiration Date 3/31/2029*	1,100	14,554
		84,890
Total Warrants (Cost $244,286)		84,890

Securities Lending Collateral 7.7%
Daily Assets Fund Institutional, 0.10% (e) (f) (Cost $11,538,751)	11,538,751	11,538,751

Cash Equivalents 3.6%
Central Cash Management Fund, 0.07% (e) (Cost $5,364,651)	5,364,651	5,364,651

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $154,480,431)†	104.6	155,597,972
Other Assets and Liabilities, Net	(4.6)	(6,776,228)
Net Assets	100.0	148,821,744

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	700,000	700,000	0
Buffets, Inc.*	LIBOR plus 9.25%	4/22/2015	USD	73,851	72,410	34,525
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	EUR	709,137	965,174	0
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	USD	490,000	490,000	0
Hellas Telecommunications Finance SCA*	8.21%	7/15/2015	EUR	322,107	92,199	0
					2,319,783	34,525

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2013.

† The cost for federal income tax purposes was $154,480,431. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $1,117,541. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,013,629 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,896,088.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2013 amounted to $10,946,630, which is 7.4% of net assets.

(c) When-issued security.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	31,000	319,939	0.21

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At June 30, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (g)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
12/20/2011 3/20/2017	370,000	1	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	46,152	11,605	34,547
6/21/2010 9/20/2013	380,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	4,906	4,658	248
6/21/2010 9/20/2013	1,230,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	15,878	(37,769)	53,647
6/21/2010 9/20/2015	560,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	53,638	(9,983)	63,621
6/21/2010 9/20/2015	175,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	16,761	(16,625)	33,386
6/21/2010 9/20/2015	320,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	30,651	(27,749)	58,400
6/21/2010 9/20/2015	100,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	9,578	(6,896)	16,474
6/20/2011 9/20/2016	575,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	72,201	34,268	37,933
3/21/2011 6/20/2016	1,085,000	6	5.0%	Ford Motor Credit Co., LLC, 5.0%, 5/15/2018, BBB-	131,278	77,305	53,973
6/20/2011 9/20/2016	440,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(4,828)	10,570	(15,398)
9/20/2011 12/20/2016	250,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(5,438)	(3,390)	(2,048)
9/20/2011 12/20/2016	165,000	3	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(3,589)	(2,238)	(1,351)
9/20/2012 12/20/2017	485,000	7	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	60,315	32,246	28,069
6/20/2011 9/20/2015	1,145,000	3	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	99,058	32,403	66,655
3/21/2011 6/20/2016	610,000	5	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	59,237	13,570	45,667
Total net unrealized appreciation							473,823

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(h) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Credit Suisse

2 Citigroup, Inc.

3 The Goldman Sachs & Co.

4 Bank of America

5 JPMorgan Chase Securities, Inc.

6 Barclays Bank PLC

7 UBS AG

At June 30, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	1,090,440	USD	1,453,915	7/19/2013	34,434	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$133,330,520	$0	$133,330,520
Loan Participations and Assignments	—	265,291	0	265,291
Convertible Bonds	—	679,219	2,010,022	2,689,241
Preferred Security	—	987,450	—	987,450
Other Investments	—	—	319,939	319,939
Common Stocks (i)	—	4,131	143,372	147,503
Preferred Stock	—	869,736	—	869,736
Warrants (i)	—	—	84,890	84,890
Short-Term Investments (i)	16,903,402	—	—	16,903,402
Derivatives (j)
Credit Default Swap Contracts	—	492,620	—	492,620
Forward Foreign Currency Exchange Contracts	—	34,434	—	34,434
Total	$16,903,402	$136,663,401	$2,558,223	$156,125,026
Liabilities
Derivatives (j)
Credit Default Swap Contracts	$—	$(18,797)	$—	$(18,797)
Total	$—	$(18,797)	$—	$(18,797)

During the period ended June 30, 2013, the amount of transfers between Level 2 and Level 3 was $306. Investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Loan Participations and Assignments	Convertible Bonds	Other Investments	Common Stocks	Warrants	Total
Balance as of December 31, 2012	$155,602	$0	$1,538,014	$107,806	$139,682	$63,227	$2,004,331
Realized gains (loss)	6,235	—	—	—	—	—	6,235
Change in unrealized appreciation (depreciation)	(4,853)	0	466,539	212,133	3,690	21,663	699,172
Amortization of premium/accretion of discount	1,650	—	5,469	—	—	—	7,119
Purchases	4,768	—	—	—	—	—	4,768
(Sales)	(163,708)	—	—	—	—	—	(163,708)
Transfers into Level 3	306	—	—	—	—	—	306
Transfers (out) of Level 3	—	—	—	—	—	—	—
Balance as of June 30, 2013	$0	$0	$2,010,022	$319,939	$143,372	$84,890	$2,558,223
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2013	$(4,853)	$0	$466,539	$212,133	$3,690	$21,663	$699,172

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 6/30/13	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Other Investments
Consumer Discretionary	$319,939	Acquisition Value	Acquisition Value	3,477.60 per share
			Discount for Lack of Marketability	20%
Common Stocks
Consumer Discretionary	$0	Asset Valuation	Book Value of Equity	0
	$0	Asset Valuation	Book Value of Equity	0
Industrials	$0	Asset Valuation	Book Value of Equity	0
Materials	$143,372	Market Approach	EV/EBITDA Multiple	5.65-6.55	(6.48)
			Discount for Lack of Marketability	25-45%
Warrants
Consumer Discretionary	$0	Asset Valuation	Book Value of Equity	0
Materials	$14,554	Black Scholes Option Pricing Model	Implied Volatility	35%
			Discount for Lack of Marketability	20%
	$70,336	Market Approach	EV/EBITDA Multiple	5.65
			Discount for Lack of Marketability	45%
Loan Participations & Assignments
Senior Loans	$0	Market Approach	Evaluated by Management	0
Corporate Bonds
Consumer Discretionary	$0	Asset Valuation	Book Value of Equity	0
Financials	$0	Asset Valuation	Book Value of Equity	0
Convertible Bonds
	$2,010,022	Convertible Bond Methodology	EV/EBITDA Multiple	5.65
			Discount to Public Comparable	20%
			Discount for Lack of Marketability	25%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's fixed income investments include the convertible bond valuation methodology. A significant change in the value of the underlying private equity could have a material change on the fair value measurement of the convertible bond, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $137,577,029) — including $10,946,630 of securities loaned	$138,694,570
Investment in Daily Assets Fund Institutional (cost $11,538,751)*	11,538,751
Investment in Central Cash Management Fund (cost $5,364,651)	5,364,651
Total investments in securities, at value (cost $154,480,431)	155,597,972
Foreign currency, at value (cost $9)	9
Deposit from broker on swap contracts	140,000
Receivable for investments sold	2,340,545
Receivable for Fund shares sold	2,448
Interest receivable	2,574,424
Unrealized appreciation on swap contracts	492,620
Unrealized appreciation on forward foreign currency exchange contracts	34,434
Upfront payments paid on swap contracts	216,625
Due from Advisor	100
Other assets	1,113
Total assets	161,400,290
Liabilities
Cash overdraft	157,171
Payable upon return of securities loaned	11,538,751
Payable for investments purchased — when-issued/delayed delivery security	320,000
Payable for Fund shares redeemed	145,381
Payable upon return of deposit for swap contracts	140,000
Unrealized depreciation on swap contracts	18,797
Upfront payments received on swap contracts	104,650
Accrued management fee	63,185
Accrued Trustees' fees	856
Other accrued expenses and payables	89,755
Total liabilities	12,578,546
Net assets, at value	$148,821,744
Net Assets Consist of
Undistributed net investment income	4,450,264
Net unrealized appreciation (depreciation) on: Investments	1,117,541
Swap contracts	473,823
Foreign currency	34,300
Accumulated net realized gain (loss)	(41,246,261)
Paid-in capital	183,992,077
Net assets, at value	$148,821,744
Class A Net Asset Value, offering and redemption price per share ($148,734,774 ÷ 22,629,085 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.57
Class B Net Asset Value, offering and redemption price per share ($86,970 ÷ 13,144 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.62

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Interest	$5,706,401
Dividends	30,188
Income distributions — Central Cash Management Fund	6,557
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	19,159
Total income	5,762,305
Expenses: Management fee	433,284
Administration fee	86,657
Distribution service fee (Class B)	119
Recordkeeping fees (Class B)	2
Services to shareholders	1,111
Custodian fee	14,542
Audit and tax fees	36,140
Legal fees	7,625
Reports to shareholders	19,850
Trustees' fees and expenses	4,435
Other	23,455
Total expenses before expense reductions	627,220
Expense reductions	(1,150)
Total expenses after expense reductions	626,070
Net investment income (loss)	5,136,235
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,160,665
Swap contracts	923,458
Foreign currency	15,692
3,099,815
Change in net unrealized appreciation (depreciation) on: Investments	(4,393,943)
Swap contracts	(61,674)
Foreign currency	20,989
(4,434,628)
Net gain (loss)	(1,334,813)
Net increase (decrease) in net assets resulting from operations	$3,801,422

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income	$5,136,235	$11,527,855
Net realized gain (loss)	3,099,815	1,543,250
Change in net unrealized appreciation (depreciation)	(4,434,628)	10,498,123
Net increase (decrease) in net assets resulting from operations	3,801,422	23,569,228
Distributions to shareholders from: Net investment income: Class A	(12,380,542)	(13,517,771)
Class B	(6,491)	(7,507)
Total distributions	(12,387,033)	(13,525,278)
Fund share transactions: Class A Proceeds from shares sold	4,194,515	49,009,407
Reinvestment of distributions	12,380,542	13,517,771
Payments for shares redeemed	(37,570,438)	(63,694,430)
Net increase (decrease) in net assets from Class A share transactions	(20,995,381)	(1,167,252)
Class B Proceeds from shares sold	46,462	8,301
Reinvestment of distributions	6,491	7,507
Payments for shares redeemed	(52,815)	(13,053)
Net increase (decrease) in net assets from Class B share transactions	138	2,755
Increase (decrease) in net assets	(29,580,854)	8,879,453
Net assets at beginning of period	178,402,598	169,523,145
Net assets at end of period (including undistributed net investment income of $4,450,264 and $11,701,062, respectively)	$148,821,744	$178,402,598
Other Information
Class A Shares outstanding at beginning of period	25,717,511	25,818,935
Shares sold	600,530	7,431,954
Shares issued to shareholders in reinvestment of distributions	1,834,154	2,118,773
Shares redeemed	(5,523,110)	(9,652,151)
Net increase (decrease) in Class A shares	(3,088,426)	(101,424)
Shares outstanding at end of period	22,629,085	25,717,511
Class B Shares outstanding at beginning of period	13,214	12,847
Shares sold	6,708	1,197
Shares issued to shareholders in reinvestment of distributions	955	1,168
Shares redeemed	(7,733)	(1,998)
Net increase (decrease) in Class B shares	(70)	367
Shares outstanding at end of period	13,144	13,214

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$6.93		$6.56	$6.90	$6.55	$5.30	$7.81
Income (loss) from investment operations: Net investment incomea	.20		.45	.51	.52	.51	.57
Net realized and unrealized gain (loss)	(.06)		.48	(.24)	.36	1.40	(2.29)
Total from investment operations	.14		.93	.27	.88	1.91	(1.72)
Less distributions from: Net investment income	(.50)		(.56)	(.61)	(.53)	(.66)	(.79)
Net asset value, end of period	$6.57		$6.93	$6.56	$6.90	$6.55	$5.30
Total Return (%)	1.87	b**	14.91	3.84	14.00	39.99	(23.94	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	149		178	169	195	197	154
Ratio of expenses before expense reductions (%)	.72	*	.72	.72	.72	.67	.80
Ratio of expenses after expense reductions (%)	.72	*	.72	.72	.72	.67	.79
Ratio of net investment income (%)	5.93	*	6.68	7.59	7.90	8.81	8.42
Portfolio turnover rate (%)	29	**	58	59	93	66	38
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/13 (Unaudited)		2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$6.97		$6.59		$6.93	$6.58	$5.31	$7.81
Income (loss) from investment operations: Net investment incomea	.20		.43		.49	.50	.49	.53
Net realized and unrealized gain (loss)	(.06)		.49		(.24)	.36	1.42	(2.27)
Total from investment operations	.14		.92		.25	.86	1.91	(1.74)
Less distributions from: Net investment income	(.49)		(.54)		(.59)	(.51)	(.64)	(.76)
Net asset value, end of period	$6.62		$6.97		$6.59	$6.93	$6.58	$5.31
Total Return (%)	1.75	b**	14.70	b	3.57	13.64	39.64	(24.13	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1		.1		.1	.1	.2	.1
Ratio of expenses before expense reductions (%)	1.00	*	.99		.99	.99	.94	1.25
Ratio of expenses after expense reductions (%)	.97	*	.99		.99	.99	.94	1.23
Ratio of net investment income (%)	5.67	*	6.42		7.33	7.63	8.54	7.98
Portfolio turnover rate (%)	29	**	58		59	93	66	38
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS High Income VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $10,946,630. The value of the related collateral, $11,538,751, exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $44,347,000, including $39,235,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014 ($3,844,000), December 31, 2015 ($858,000), December 31, 2016 ($17,301,000) and December 31, 2017 ($17,232,000), the respective expiration dates, whichever occurs first; and approximately $5,112,000 of post-enactment long-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward currency contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the six months ended June 30, 2013, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the Fund's investment in credit default swap contracts sold had a total notional value generally indicative of a range from $7,890,000 to $20,890,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the Fund's investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,454,000 to $3,344,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $2,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$492,620	$492,620
Foreign Exchange Contracts (b)	34,434	—	34,434
	$34,434	$492,620	$527,054

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivative	Swap Contracts
Credit Contracts (a)	$(18,797)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$923,458	$923,458
Foreign Exchange Contracts (b)	18,560	—	18,560
	$18,560	$923,458	$942,018

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(61,674)	$(61,674)
Foreign Exchange Contracts (b)	21,848	—	21,848
	$21,848	$(61,674)	$(39,826)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2013, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Collateral Received (b)	Net Amount of Derivative Assets
Bank of America	$101,554	$—	$—	$101,554
Barclays Bank PLC	53,973	(17,446)	—	36,527
Citigroup, Inc.	34,682	—	—	34,682
Credit Suisse	92,947	—	—	92,947
The Goldman Sachs & Co.	136,776	(1,351)	—	135,425
JPMorgan Chase Securities, Inc.	79,053	—	(79,053)	—
UBS AG	28,069	—	—	28,069
	$527,054	$(18,797)	$(79,053)	$429,204
Counterpartyb	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$17,446	$(17,446)	$—	$—
The Goldman Sachs & Co.	1,351	(1,351)	—	—
	$18,797	$(18,797)	$—	$—

(a) Swap contracts and forward foreign currency exchange contracts are netted.

(b) The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $45,935,040 and $61,881,044, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

For the period from January 1, 2013 through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.72%
Class B	.97%

Accordingly, for the six months ended June 30, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,003, and the amount charged aggregated $432,281, which was equivalent to an annualized effective rate of 0.50% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $86,657, of which $12,838 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$134	$134
Class B	11	11
	$145	$145

In addition, for the six months ended June 30, 2013, the Advisor reimbursed $2 of non-affiliated recordkeeping fees for Class B shares.

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2013, the Distribution Service Fee aggregated $119, of which $18 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,050, of which $8,517 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended June 30, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $2,129.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Ownership of the Fund

At June 30, 2013, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 30%, 30% and 30%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 100%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,018.70	$1,017.50
Expenses Paid per $1,000*	$3.60	$4.85
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,021.22	$1,019.98
Expenses Paid per $1,000*	$3.61	$4.86

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.72%	.97%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2HI-3 (R-028385-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Large Cap Value VIP

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Management
7 Investment Portfolio
12 Statement of Assets and Liabilities
13 Statement of Operations
14 Statement of Changes in Net Assets
15 Financial Highlights
17 Notes to Financial Statements
21 Information About Your Fund's Expenses
22 Proxy Voting
23 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 0.78% and 1.09% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Large Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,450	$12,030	$15,003	$11,484	$19,185
	Average annual total return	14.50%	20.30%	14.48%	2.81%	6.73%
Russell 1000® Value Index	Growth of $10,000	$11,590	$12,532	$16,645	$13,811	$21,173
	Average annual total return	15.90%	25.32%	18.51%	6.67%	7.79%
DWS Large Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,429	$11,987	$14,867	$11,306	$18,536
	Average annual total return	14.29%	19.87%	14.13%	2.49%	6.37%
Russell 1000® Value Index	Growth of $10,000	$11,590	$12,532	$16,645	$13,811	$21,173
	Average annual total return	15.90%	25.32%	18.51%	6.67%	7.79%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/13	12/31/12

Common Stocks	99%	98%
Cash Equivalents	1%	1%
Exchange-Traded Fund	—	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/13	12/31/12

Financials	24%	24%
Health Care	15%	14%
Energy	13%	17%
Consumer Staples	11%	8%
Information Technology	10%	6%
Consumer Discretionary	8%	9%
Industrials	7%	10%
Utilities	6%	4%
Materials	3%	5%
Telecommunication Services	3%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Thomas Schuessler, PhD

Lead Portfolio Manager

Peter Steffen, CFA

Oliver Pfeil, PhD

Portfolio Managers

Investment Portfolio June 30, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 8.1%
Automobiles 1.5%
Ford Motor Co.	400,000	6,188,000
Diversified Consumer Services 0.8%
DeVry, Inc. (a)	55,000	1,706,100
H&R Block, Inc.	55,000	1,526,250
		3,232,350
Hotels, Restaurants & Leisure 0.4%
Carnival Corp.	50,000	1,714,500
Household Durables 0.3%
Jarden Corp.*	30,000	1,312,500
Internet & Catalog Retail 0.2%
Expedia, Inc.	10,000	601,500
Leisure Equipment & Products 0.4%
Hasbro, Inc. (a)	40,000	1,793,200
Media 3.7%
Comcast Corp. "A"	135,000	5,653,800
Meredith Corp. (a)	30,000	1,431,000
News Corp. "A"	60,000	1,956,000
Time Warner, Inc.	40,000	2,312,800
Walt Disney Co. (a)	40,000	2,526,000
Washington Post Co. "B" (a)	2,500	1,209,425
		15,089,025
Specialty Retail 0.8%
Lowe's Companies, Inc.	40,000	1,636,000
Staples, Inc. (a)	90,000	1,427,400
		3,063,400
Consumer Staples 10.5%
Beverages 1.7%
Beam, Inc.	25,000	1,577,750
PepsiCo, Inc.	65,000	5,316,350
		6,894,100
Food & Staples Retailing 3.2%
CVS Caremark Corp.	77,500	4,431,450
Sysco Corp. (a)	45,000	1,537,200
Wal-Mart Stores, Inc.	62,500	4,655,625
Walgreen Co.	50,000	2,210,000
		12,834,275
Food Products 1.5%
Ingredion, Inc.	30,000	1,968,600
Kellogg Co. (a)	67,500	4,335,525
		6,304,125
Household Products 2.1%
Procter & Gamble Co.	112,500	8,661,375
Tobacco 2.0%
Altria Group, Inc.	120,000	4,198,800
Philip Morris International, Inc.	27,500	2,382,050
Universal Corp. (a)	25,000	1,446,250
		8,027,100
Energy 12.9%
Energy Equipment & Services 1.5%
Halliburton Co.	80,000	3,337,600
Helmerich & Payne, Inc. (a)	40,000	2,498,000
		5,835,600
	Shares	Value ($)

Oil, Gas & Consumable Fuels 11.4%
Anadarko Petroleum Corp.	25,000	2,148,250
Apache Corp.	40,000	3,353,200
Chevron Corp.	95,000	11,242,300
ConocoPhillips	45,000	2,722,500
Exxon Mobil Corp.	157,500	14,230,125
Marathon Oil Corp.	65,000	2,247,700
Occidental Petroleum Corp.	55,000	4,907,650
Phillips 66	40,000	2,356,400
Suncor Energy, Inc.	65,000	1,916,850
Valero Energy Corp.	35,000	1,216,950
		46,341,925
Financials 23.3%
Capital Markets 3.4%
Ameriprise Financial, Inc.	40,000	3,235,200
Bank of New York Mellon Corp.	70,000	1,963,500
BlackRock, Inc.	7,000	1,797,950
Oaktree Capital Group LLC	30,000	1,576,500
The Goldman Sachs Group, Inc.	33,000	4,991,250
		13,564,400
Commercial Banks 4.8%
BankUnited, Inc.	50,000	1,300,500
Huntington Bancshares, Inc.	150,000	1,182,000
PNC Financial Services Group, Inc.	100,000	7,292,000
U.S. Bancorp.	90,000	3,253,500
Wells Fargo & Co.	160,000	6,603,200
		19,631,200
Consumer Finance 1.3%
Capital One Financial Corp.	85,000	5,338,850
Diversified Financial Services 5.9%
Bank of America Corp.	475,000	6,108,500
Citigroup, Inc.	90,000	4,317,300
JPMorgan Chase & Co.	200,000	10,558,000
The NASDAQ OMX Group, Inc.	95,000	3,115,050
		24,098,850
Insurance 7.3%
ACE Ltd.	20,000	1,789,600
Alleghany Corp.*	5,000	1,916,550
Allstate Corp.	40,000	1,924,800
Aon PLC	25,000	1,608,750
Chubb Corp.	25,000	2,116,250
CNA Financial Corp.	40,000	1,304,800
Fidelity National Financial, Inc. "A"	125,000	2,976,250
HCC Insurance Holdings, Inc.	40,000	1,724,400
Lincoln National Corp.	65,000	2,370,550
MetLife, Inc.	85,000	3,889,600
PartnerRe Ltd.	25,000	2,264,000
Principal Financial Group, Inc. (a)	40,000	1,498,000
Prudential Financial, Inc.	32,500	2,373,475
Validus Holdings Ltd.	50,000	1,806,000
		29,563,025
Thrifts & Mortgage Finance 0.6%
Home Loan Servicing Solutions Ltd.	50,000	1,198,500
New York Community Bancorp., Inc. (a)	85,000	1,190,000
		2,388,500
Health Care 15.2%
Biotechnology 0.3%
Amgen, Inc.	12,500	1,233,250
	Shares	Value ($)

Health Care Equipment & Supplies 2.6%
Baxter International, Inc.	25,000	1,731,750
Becton, Dickinson & Co.	15,000	1,482,450
C.R. Bard, Inc. (a)	15,000	1,630,200
Medtronic, Inc.	70,000	3,602,900
St. Jude Medical, Inc.	50,000	2,281,500
		10,728,800
Health Care Providers & Services 3.3%
Aetna, Inc.	40,000	2,541,600
HCA Holdings, Inc.	40,000	1,442,400
McKesson Corp.	20,000	2,290,000
Owens & Minor, Inc. (a)	35,000	1,184,050
Select Medical Holdings Corp.	140,000	1,148,000
UnitedHealth Group, Inc.	40,000	2,619,200
WellPoint, Inc.	25,000	2,046,000
		13,271,250
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	35,000	1,496,600
Pharmaceuticals 8.6%
Bristol-Myers Squibb Co.	50,000	2,234,500
Eli Lilly & Co.	37,500	1,842,000
Forest Laboratories, Inc.*	25,000	1,025,000
Hospira, Inc.* (a)	30,000	1,149,300
Johnson & Johnson	97,500	8,371,350
Merck & Co., Inc. (a)	185,000	8,593,250
Pfizer, Inc.	360,000	10,083,600
Teva Pharmaceutical Industries Ltd. (ADR)	40,000	1,568,000
		34,867,000
Industrials 7.2%
Aerospace & Defense 2.7%
Exelis, Inc.	100,000	1,379,000
Northrop Grumman Corp.	25,000	2,070,000
Raytheon Co.	82,500	5,454,900
United Technologies Corp.	20,000	1,858,800
		10,762,700
Commercial Services & Supplies 0.6%
ABM Industries, Inc.	15,000	367,650
Republic Services, Inc.	65,000	2,206,100
		2,573,750
Industrial Conglomerates 3.1%
Danaher Corp.	25,000	1,582,500
General Electric Co.	470,000	10,899,300
		12,481,800
Machinery 0.3%
AGCO Corp.	27,000	1,355,130
Road & Rail 0.5%
Norfolk Southern Corp. (a)	25,000	1,816,250
Information Technology 10.1%
Communications Equipment 1.7%
Brocade Communications Systems, Inc.*	125,000	720,000
Cisco Systems, Inc.	250,000	6,077,500
		6,797,500
Computers & Peripherals 2.1%
Apple, Inc.	3,000	1,188,240
EMC Corp.	75,000	1,771,500
Hewlett-Packard Co.	75,000	1,860,000
SanDisk Corp.*	25,000	1,527,500
Western Digital Corp.	35,000	2,173,150
		8,520,390
	Shares	Value ($)

Electronic Equipment, Instruments & Components 0.3%
Corning, Inc.	100,000	1,423,000
Internet Software & Services 0.3%
IAC/InterActiveCorp.	25,000	1,189,000
IT Services 1.3%
Booz Allen Hamilton Holding Corp. (a)	65,000	1,129,700
International Business Machines Corp.	15,000	2,866,650
Total System Services, Inc.	50,000	1,224,000
		5,220,350
Office Electronics 0.3%
Xerox Corp.	125,000	1,133,750
Semiconductors & Semiconductor Equipment 1.8%
Broadcom Corp. "A"	35,000	1,181,600
Intel Corp. (a)	110,000	2,664,200
Marvell Technology Group Ltd.	125,000	1,463,750
NVIDIA Corp. (a)	80,000	1,122,400
Texas Instruments, Inc.	25,000	871,750
		7,303,700
Software 2.3%
CA, Inc.	50,000	1,431,500
Microsoft Corp.	145,000	5,006,850
Oracle Corp.	90,000	2,764,800
		9,203,150
Materials 3.1%
Chemicals 1.5%
CF Industries Holdings, Inc.	7,500	1,286,250
LyondellBasell Industries NV "A"	30,000	1,987,800
Praxair, Inc.	12,000	1,381,920
The Mosaic Co.	28,000	1,506,680
		6,162,650
Containers & Packaging 0.5%
Sonoco Products Co.	60,000	2,074,200
Metals & Mining 0.4%
Constellium NV "A"*	90,000	1,453,500
Paper & Forest Products 0.7%
International Paper Co.	35,000	1,550,850
Schweitzer-Mauduit International, Inc.	30,000	1,496,400
		3,047,250
Telecommunication Services 2.9%
Diversified Telecommunication Services
AT&T, Inc.	260,000	9,204,000
CenturyLink, Inc. (a)	75,000	2,651,250
		11,855,250
Utilities 6.0%
Electric Utilities 3.9%
American Electric Power Co., Inc.	50,000	2,239,000
Duke Energy Corp.	35,000	2,362,500
Exelon Corp.	45,000	1,389,600
FirstEnergy Corp.	55,000	2,053,700
NextEra Energy, Inc.	27,000	2,199,960
Pinnacle West Capital Corp.	30,000	1,664,100
PPL Corp.	50,000	1,513,000
Southern Co.	55,000	2,427,150
		15,849,010
Gas Utilities 0.5%
UGI Corp.	50,000	1,955,500
	Shares	Value ($)

Independent Power Producers & Energy Traders 0.3%
AES Corp.	90,000	1,079,100
Multi-Utilities 1.3%
Dominion Resources, Inc.	37,500	2,130,750
Public Service Enterprise Group, Inc.	50,000	1,633,000
Wisconsin Energy Corp.	40,000	1,639,600
		5,403,350
Total Common Stocks (Cost $323,631,673)		402,734,980

	Shares	Value ($)

Securities Lending Collateral 8.7%
Daily Assets Fund Institutional, 0.10% (b) (c) (Cost $35,355,055)	35,355,055	35,355,055

Cash Equivalents 0.7%
Central Cash Management Fund, 0.07% (b) (Cost $2,570,663)	2,570,663	2,570,663

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $361,557,391)†	108.7	440,660,698
Other Assets and Liabilities, Net	(8.7)	(35,118,317)
Net Assets	100.0	405,542,381

* Non-income producing security.

† The cost for federal income tax purposes was $363,571,412. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $77,089,286. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $82,694,268 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,604,982.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2013 amounted to $34,506,197, which is 8.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$402,734,980	$—	$—	$402,734,980
Short-Term Investments (d)	37,925,718	—	—	37,925,718
Total	$440,660,698	$—	$—	$440,660,698

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $323,631,673) — including $34,506,197 of securities loaned	$402,734,980
Investment in Daily Assets Fund Institutional (cost $35,355,055)*	35,355,055
Investment in Central Cash Management Fund (cost $2,570,663)	2,570,663
Total investments in securities, at value (cost $361,557,391)	440,660,698
Cash	10,000
Foreign currency , at value (cost $29,619)	29,797
Receivable for investments sold	1,062,554
Receivable for Fund shares sold	546
Dividends receivable	515,483
Interest receivable	4,298
Foreign taxes recoverable	2,107
Other assets	2,074
Total assets	442,287,557
Liabilities
Payable upon return of securities loaned	35,355,055
Payable for investments purchased	768,095
Payable for Fund shares redeemed	324,092
Accrued management fee	203,389
Accrued Trustees' fees	247
Other accrued expenses and payables	94,298
Total liabilities	36,745,176
Net assets, at value	$405,542,381
Net Assets Consist of
Undistributed net investment income	3,486,800
Net unrealized appreciation (depreciation) on: Investments	79,103,307
Foreign currency	178
Accumulated net realized gain (loss)	(114,214,555)
Paid-in capital	437,166,651
Net assets, at value	$405,542,381
Class A Net Asset Value, offering and redemption price per share ($401,567,620 ÷ 28,752,548 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.97
Class B Net Asset Value, offering and redemption price per share ($3,974,761 ÷ 283,857 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.00

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $19,466)	$5,149,960
Income distributions — Central Cash Management Fund	1,042
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,497
Total income	5,164,499
Expenses: Management fee	1,283,802
Administration fee	200,449
Services to shareholders	2,842
Record keeping fees (Class B)	1,041
Distribution and service fee (Class B)	4,820
Custodian fee	8,343
Professional fees	34,298
Reports to shareholders	21,815
Trustees' fees and expenses	8,053
Other	7,285
Total expenses before expense reductions	1,572,748
Expense reductions	(63,098)
Total expenses after expense reductions	1,509,650
Net investment income	$3,654,849
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	26,852,945
Foreign currency	(89)
26,852,856
Change in net unrealized appreciation (depreciation) on: Investments	23,538,146
Foreign currency	(1,842)
23,536,304
Net gain (loss)	50,389,160
Net increase (decrease) in net assets resulting from operations	54,044,009

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income	$3,654,849	$8,087,256
Net realized gain (loss)	26,852,856	9,766,336
Change in net unrealized appreciation (depreciation)	23,536,304	19,604,246
Net increase (decrease) in net assets resulting from operations	54,044,009	37,457,838
Distributions to shareholders from: Net investment income: Class A	(8,048,782)	(7,645,527)
Class B	(66,664)	(54,663)
Total distributions	(8,115,446)	(7,700,190)
Fund share transactions: Class A Proceeds from shares sold	3,005,689	10,324,918
Reinvestment of distributions	8,048,782	7,645,527
Payments for shares redeemed	(31,927,774)	(66,665,475)
Net increase (decrease) in net assets from Class A share transactions	(20,873,303)	(48,695,030)
Class B Proceeds from shares sold	198,574	728,624
Reinvestment of distributions	66,664	54,663
Payments for shares redeemed	(307,946)	(918,486)
Net increase (decrease) in net assets from Class B share transactions	(42,708)	(135,199)
Increase (decrease) in net assets	25,012,552	(19,072,581)
Net assets at beginning of period	380,529,829	399,602,410
Net assets at end of period (including undistributed net investment income of $3,486,800 and $7,947,397, respectively)	$405,542,381	$380,529,829
Other Information
Class A Shares outstanding at beginning of period	30,284,545	34,282,579
Shares sold	220,502	851,162
Shares issued to shareholders in reinvestment of distributions	590,519	631,340
Shares redeemed	(2,343,018)	(5,480,536)
Net increase (decrease) in Class A shares	(1,531,997)	(3,998,034)
Shares outstanding at end of period	28,752,548	30,284,545
Class B Shares outstanding at beginning of period	286,965	298,416
Shares sold	14,349	59,337
Shares issued to shareholders in reinvestment of distributions	4,877	4,499
Shares redeemed	(22,334)	(75,287)
Net increase (decrease) in Class B shares	(3,108)	(11,451)
Shares outstanding at end of period	283,857	286,965

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$12.45		$11.56		$11.80	$10.86	$8.92	$19.21
Income (loss) from investment operations: Net investment income (loss)a	.12		.25		.25	.23	.21	.21
Net realized and unrealized gain (loss)	1.68		.87		(.24)	.93	1.97	(5.68)
Total from investment operations	1.80		1.12		.01	1.16	2.18	(5.47)
Less distributions from: Net investment income	(.28)		(.23)		(.25)	(.22)	(.24)	(.34)
Net realized gains	—		—		—	—	—	(4.48)
Total distributions	(.28)		(.23)		(.25)	(.22)	(.24)	(4.82)
Net asset value, end of period	$13.97		$12.45		$11.56	$11.80	$10.86	$8.92
Total Return (%)	14.50	b**	9.79	b	(.07)	10.77	25.37	(36.40	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	402		377		396	206	214	118
Ratio of expenses before expense reductions (%)	.78	*	.78		.79	.82	.76	.87
Ratio of expenses after expense reductions (%)	.75	*	.77		.79	.82	.76	.86
Ratio of net investment income (loss) (%)	1.83	*	2.04		2.15	2.13	2.22	1.59
Portfolio turnover rate (%)	41	**	63		28	32	76	97
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/13 (Unaudited)		2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$12.46		$11.57		$11.81	$10.86	$8.92	$19.20
Income (loss) from investment operations: Net investment income (loss)a	.10		.21		.22	.20	.19	.12
Net realized and unrealized gain (loss)	1.68		.88		(.25)	.93	1.96	(5.64)
Total from investment operations	1.78		1.09		(.03)	1.13	2.15	(5.52)
Less distributions from: Net investment income	(.24)		(.20)		(.21)	(.18)	(.21)	(.28)
Net realized gains	—		—		—	—	—	(4.48)
Total distributions	(.24)		(.20)		(.21)	(.18)	(.21)	(4.76)
Net asset value, end of period	$14.00		$12.46		$11.57	$11.81	$10.86	$8.92
Total Return (%)	14.29	b**	9.44	b	(.36)	10.53	24.86	(36.64	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		4		3	1	1	.29
Ratio of expenses before expense reductions (%)	1.09	*	1.09		1.10	1.11	1.06	1.28
Ratio of expenses after expense reductions (%)	1.05	*	1.08		1.10	1.11	1.06	1.26
Ratio of net investment income (loss) (%)	1.53	*	1.73		1.84	1.84	1.92	1.20
Portfolio turnover rate (%)	41	**	63		28	32	76	97
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Large Cap Value VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $34,506,197. The value of the related collateral, $35,355,055, exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $137,753,000 of pre-enactment losses, including approximately $116,135,000 inherited from its merger with an affiliated fund in previous years, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2015 ($8,454,000), December 31, 2016 ($120,989,000) and December 31, 2017 ($8,310,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of Internal Revenue Code.

In addition, from November 1, 2012 through December 31, 2012, the Fund elects to defer qualified late year losses of approximately $1,300,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment transactions (excluding short-term investments) aggregated $162,617,990 and $185,879,810, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

For the period from January 1, 2013 through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.75%
Class B	1.05%

Accordingly, for the six months ended June 30, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $62,734, and the amount charged aggregated $1,221,068, which was equivalent to an annualized effective rate of 0.61% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $200,449, of which $33,616 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$184	$184
Class B	94	94
	$278	$278

In addition, for the six months ended June 30, 2013, the Advisor reimbursed the Fund $86 of record keeping fees for Class B shares.

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2013, the Distribution Service Fee aggregated $4,820, of which $822 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,421, of which $7,253 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,500.

D. Ownership of the Fund

At June 30, 2013, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 55% and 27%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 63% and 10%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,145.00	$1,142.90
Expenses Paid per $1,000*	$3.99	$5.58
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,021.08	$1,019.59
Expenses Paid per $1,000*	$3.76	$5.26

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.75%	1.05%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2LCV-3 (R-028386-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Money Market VIP

Contents
3 Performance Summary
4 Portfolio Summary
5 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
11 Statement of Changes in Net Assets
13 Financial Highlights
14 Notes to Financial Statements
16 Information About Your Fund's Expenses
16 Other Information
18 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund's $1.00 share price. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund's risk profile.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

DWS Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price.
7-day current yield
June 30, 2013	0.01%*
December 31, 2012	0.01%*

* The investment advisor has agreed to waive fees/reimburse expenses. This wavier may be changed or terminated at any time without notice.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)	6/30/13	12/31/12

Commercial Paper	37%	38%
Repurchase Agreements	21%	23%
Certificates of Deposit and Bank Notes	15%	12%
Government & Agency Obligations	12%	10%
Short-Term Notes	9%	13%
Time Deposit	4%	2%
Municipal Bonds and Notes	2%	2%
	100%	100%

Weighted Average Maturity*	6/30/13	12/31/12

DWS Variable Series II — DWS Money Market VIP	46 days	48 days
First Tier Retail Money Fund Average	44 days	43 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2013 (Unaudited)
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 15.3%
Banco del Estado de Chile, 0.27%, 11/14/2013	500,000	500,000
Bank of Nova Scotia, 0.27%, 12/11/2013	800,000	800,072
Caisse d'Amortissement de la Dette Sociale, 1.375%, 7/29/2013	500,000	500,436
China Construction Bank Corp., 0.39%, 8/28/2013	1,200,000	1,200,000
Credit Suisse:
0.24%, 8/30/2013	1,000,000	1,000,000
0.25%, 8/8/2013	2,000,000	2,000,000
DNB Bank ASA:
0.19%, 10/3/2013	2,000,000	2,000,000
0.225%, 7/3/2013	1,000,000	1,000,000
0.23%, 11/20/2013	2,000,000	2,000,000
DZ Bank AG:
0.19%, 10/1/2013	2,000,000	2,000,000
0.21%, 8/2/2013	1,000,000	1,000,000
0.21%, 8/12/2013	1,000,000	1,000,000
Industrial & Commercial Bank of China:
0.4%, 8/28/2013	1,500,000	1,500,000
0.4%, 9/6/2013	1,000,000	1,000,000
International Business Machines Corp., 1.25%, 5/12/2014	500,000	504,211
Kreditanstalt Fuer Wiederaufbau, 0.22%, 4/11/2014	1,000,000	999,711
Mitsubishi UFJ Trust & Banking Corp., 0.22%, 7/22/2013	1,000,000	1,000,000
Mizuho Corporate Bank Ltd.:
0.23%, 9/9/2013	1,000,000	1,000,000
0.24%, 8/9/2013	1,000,000	1,000,000
Nordea Bank Finland PLC, 0.25%, 9/9/2013	1,000,000	1,000,000
Norinchukin Bank:
0.14%, 7/11/2013	1,000,000	1,000,000
0.24%, 8/9/2013	1,000,000	1,000,000
Rabobank Nederland NV:
0.27%, 9/9/2013	1,000,000	1,000,000
0.405%, 1/8/2014	1,000,000	1,000,713
Sumitomo Mitsui Banking Corp., 0.24%, 8/23/2013	1,000,000	1,000,000
Svenska Handelsbanken AB:
0.225%, 7/12/2013	1,000,000	1,000,001
0.255%, 9/26/2013	1,000,000	1,000,012
0.28%, 7/23/2013	1,000,000	1,000,003
Total Certificates of Deposit and Bank Notes (Cost $31,005,159)		31,005,159

Commercial Paper 37.0%
Issued at Discount** 33.7%
ASB Finance Ltd., 0.25%, 12/17/2013	1,500,000	1,498,240
Bedford Row Funding Corp.:
144A, 0.32%, 7/15/2013	400,000	399,950
144A, 0.39%, 10/21/2013	400,000	399,515
144A, 0.42%, 1/3/2014	400,000	399,132
Caisse Centrale Desjardins du Quebec:
0.15%, 7/22/2013	2,000,000	1,999,825
0.205%, 8/19/2013	1,000,000	999,721
	Principal Amount ($)	Value ($)

Caisse d'Amortissement de la Dette Sociale, 0.27%, 8/6/2013	1,000,000	999,730
Caisse des Depots et Consignations:
144A, 0.22%, 9/5/2013	1,000,000	999,597
144A, 0.255%, 12/13/2013	1,200,000	1,198,597
144A, 0.26%, 9/27/2013	900,000	899,428
144A, 0.275%, 10/9/2013	500,000	499,618
Collateralized Commercial Paper Co., LLC, 0.24%, 8/6/2013	1,500,000	1,499,640
Collateralized Commercial Paper II Co., LLC:
144A, 0.225%, 9/16/2013	800,000	799,615
144A, 0.225%, 9/17/2013	1,000,000	999,512
144A, 0.25%, 7/9/2013	1,000,000	999,944
DBS Bank Ltd.:
144A, 0.25%, 9/12/2013	800,000	799,594
144A, 0.26%, 10/4/2013	500,000	499,657
Erste Abwicklungsanstalt:
0.2%, 10/30/2013	1,000,000	999,328
0.24%, 8/1/2013	1,000,000	999,793
0.39%, 7/22/2013	1,000,000	999,772
0.425%, 7/8/2013	1,000,000	999,917
0.43%, 7/19/2013	1,000,000	999,785
0.43%, 8/13/2013	800,000	799,589
Exxon Mobil Corp., 0.09%, 7/29/2013	1,500,000	1,499,895
Kells Funding LLC:
144A, 0.25%, 9/17/2013	1,000,000	999,458
144A, 0.25%, 9/20/2013	1,000,000	999,437
144A, 0.25%, 10/3/2013	500,000	499,674
144A, 0.26%, 8/15/2013	1,000,000	999,675
144A, 0.26%, 8/27/2013	500,000	499,794
LMA Americas LLC, 144A, 0.2%, 7/29/2013	2,000,000	1,999,689
Matchpoint Master Trust, 0.19%, 8/16/2013	1,500,000	1,499,636
Nederlandse Waterschapsbank NV, 0.2%, 10/7/2013	2,000,000	1,998,911
Nissan Motor Acceptance Corp., 0.3%, 7/26/2013	500,000	499,896
Nordea North America, Inc.:
0.24%, 11/8/2013	800,000	799,307
0.26%, 8/26/2013	500,000	499,798
0.275%, 7/16/2013	1,000,000	999,885
Oversea-Chinese Banking Corp., Ltd., 0.17%, 8/1/2013	4,000,000	3,999,414
Regency Markets No. 1 LLC:
144A, 0.16%, 7/11/2013	1,500,000	1,499,933
144A, 0.17%, 7/15/2013	2,000,000	1,999,868
144A, 0.17%, 7/16/2013	1,500,000	1,499,894
Scaldis Capital LLC, 0.199%, 8/12/2013	3,000,000	2,999,300
Sinopec Century Bright Capital Investment Ltd., 0.27%, 7/11/2013	700,000	699,948
Skandinaviska Enskilda Banken AB:
0.15%, 7/9/2013	2,350,000	2,349,922
0.22%, 7/2/2013	1,000,000	999,994
0.235%, 10/3/2013	1,500,000	1,499,080
Standard Chartered Bank, 0.27%, 7/11/2013	2,000,000	1,999,850
Starbird Funding Corp., 144A, 0.08%, 7/1/2013	4,235,000	4,235,000
	Principal Amount ($)	Value ($)

Svenska Handelsbanken AB, 0.21%, 11/7/2013	1,000,000	999,248
UOB Funding LLC, 0.25%, 8/26/2013	500,000	499,806
Victory Receivables Corp.:
144A, 0.17%, 7/18/2013	2,500,000	2,499,799
144A, 0.19%, 7/11/2013	2,500,000	2,499,868
144A, 0.2%, 7/16/2013	1,000,000	999,917
Working Capital Management Co., 144A, 0.2%, 8/16/2013	1,500,000	1,499,617
		68,265,012
Issued at Par 3.3%
ASB Finance Ltd., 144A, 0.403%*, 9/4/2013	1,000,000	1,000,000
Atlantic Asset Securitization LLC:
144A, 0.243%*, 9/4/2013	1,000,000	999,984
144A, 0.254%*, 10/4/2013	500,000	500,000
Australia & New Zealand Banking Group Ltd., 144A, 0.31%*, 12/6/2013	1,000,000	1,000,000
BNZ International Funding Ltd., 144A, 0.356%*, 10/23/2013	500,000	500,000
Kells Funding LLC, 144A, 0.252%*, 11/12/2013	1,000,000	1,000,000
Westpac Banking Corp.:
144A, 0.283%*, 9/3/2013	1,000,000	1,000,000
144A, 0.31%*, 11/29/2013	750,000	750,000
		6,749,984
Total Commercial Paper (Cost $75,014,996)		75,014,996

Short-Term Notes* 9.3%
Australia & New Zealand Banking Group Ltd., 144A, 0.338%, 5/12/2014	800,000	800,000
Bank of Nova Scotia:
0.21%, 8/9/2013	1,000,000	1,000,000
0.26%, 1/10/2014	1,000,000	1,000,000
0.412%, 6/24/2019	1,000,000	1,000,000
Canadian Imperial Bank of Commerce, 0.29%, 5/16/2014	1,800,000	1,800,000
China Construction Bank Corp., 0.422%, 10/20/2014	2,000,000	2,000,000
Commonwealth Bank of Australia, 144A, 0.25%, 6/11/2014	1,000,000	1,000,000
JPMorgan Chase Bank NA, Series 2, 0.355%, 4/22/2019	1,000,000	1,000,000
Kommunalbanken AS, 144A, 0.16%, 2/26/2014	1,500,000	1,500,000
National Australia Bank Ltd., 0.272%, 8/13/2013	1,000,000	1,000,000
Rabobank Nederland NV:
0.31%, 5/8/2014	500,000	500,000
0.345%, 1/27/2014	1,500,000	1,500,000
Royal Bank of Canada, 0.31%, 2/28/2014	1,000,000	1,000,000
Svensk Exportkredit AB, 144A, 0.18%, 6/17/2014	2,000,000	2,000,000
Westpac Banking Corp.:
0.282%, 5/9/2014	750,000	750,000
0.31%, 11/15/2013	1,000,000	1,000,000
Total Short-Term Notes (Cost $18,850,000)		18,850,000

	Principal Amount ($)	Value ($)

Time Deposit 3.9%
State Street Bank & Trust Co., 0.01%, 7/1/2013 (Cost $8,000,000)	8,000,000	8,000,000

Government & Agency Obligations 12.1%
Other Government Related (a) 1.5%
European Investment Bank, 3.0%, 4/8/2014	500,000	510,489
International Bank for Reconstruction & Development, 0.118%**, 8/23/2013	2,500,000	2,499,558
		3,010,047
U.S. Government Sponsored Agencies 8.0%
Federal Farm Credit Bank, 0.22%*, 10/29/2014	500,000	500,102
Federal Home Loan Bank:
0.125%, 3/27/2014	750,000	749,685
0.15%*, 11/8/2013	500,000	499,929
0.18%, 3/7/2014	500,000	499,983
0.5%, 8/28/2013	1,000,000	1,000,473
Federal Home Loan Mortgage Corp.:
0.1%**, 12/17/2013	1,000,000	999,531
0.1%**, 12/20/2013	2,000,000	1,999,045
0.109%**, 11/19/2013	750,000	749,677
0.11%**, 1/22/2014	1,500,000	1,499,060
0.118%**, 8/26/2013	1,200,000	1,199,776
0.138%**, 8/13/2013	500,000	499,916
Federal National Mortgage Association:
0.133%**, 7/19/2013	2,000,000	1,999,860
0.148%**, 9/3/2013	2,500,000	2,499,333
0.148%**, 9/16/2013	1,500,000	1,499,519
		16,195,889
U.S. Treasury Obligations 2.6%
U.S. Treasury Bill, 0.177%**, 10/17/2013	1,975,000	1,973,948
U.S. Treasury Notes:
0.5%, 10/15/2013	1,200,000	1,201,099
0.5%, 11/15/2013	500,000	500,650
2.25%, 5/31/2014	600,000	611,468
4.0%, 2/15/2014	1,000,000	1,023,924
		5,311,089
Total Government & Agency Obligations (Cost $24,517,025)		24,517,025

Municipal Bonds and Notes 1.5%
Texas, JPMorgan Chase Putters/Drivers Trust, Various States, Series 4264, 144A, 0.07%***, 8/30/2013, LIQ: JPMorgan Chase Bank NA	2,000,000	2,000,000
Texas, State Transportation Revenue, 2.5%, 8/30/2013	1,000,000	1,003,738
Total Municipal Bonds and Notes (Cost $3,003,738)		3,003,738

	Principal Amount ($)	Value ($)

Repurchase Agreements 20.9%
Barclays Capital, 0.1%, dated 6/28/2013, to be repurchased at $10,000,083 on 7/1/2013 (b)	10,000,000	10,000,000
JPMorgan Securities, Inc., 0.13%, dated 6/28/2013, to be repurchased at $9,000,098 on 7/1/2013 (c)	9,000,000	9,000,000
JPMorgan Securities, Inc., 0.4%, dated 3/18/2013, to be repurchased at $2,510,139 on 3/18/2014 (d)	2,500,000	2,500,000
Merrill Lynch & Co., Inc., 0.17%, dated 3/1/2013, to be repurchased at $2,001,757 on 9/3/2013 (e)	2,000,000	2,000,000
Merrill Lynch & Co., Inc., 0.08%, dated 6/28/2013, to be repurchased at $6,000,093 on 7/5/2013 (f)	6,000,000	6,000,000
	Principal Amount ($)	Value ($)

Merrill Lynch & Co., Inc., 0.1%, dated 6/28/2013, to be repurchased at $10,488,401 on 7/1/2013 (g)	10,488,314	10,488,314
The Toronto-Dominion Bank, 0.06%, dated 6/26/2013, to be repurchased at $1,000,012 on 7/3/2013 (h)	1,000,000	1,000,000
The Toronto-Dominion Bank, 0.1%, dated 6/28/2013, to be repurchased at $1,500,013 on 7/1/2013 (i)	1,500,000	1,500,000
Total Repurchase Agreements (Cost $42,488,314)		42,488,314

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $202,879,232)†	100.0	202,879,232
Other Assets and Liabilities, Net	0.0	10,639
Net Assets	100.0	202,889,871

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2013.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of June 30, 2013.

† The cost for federal income tax purposes was $202,879,232.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) Collateralized by $10,294,600 U.S. Treasury Note, 0.25%, maturing on 4/15/2016 with a value of $10,200,049.

(c) Collateralized by $73,490,451 Federal National Mortgage Association — Interest Only, with the various coupon rates from 3.0-6.5%, with various maturity dates of 8/25/2026-4/25/2039 with a value of $9,180,416.

(d) Collateralized by $4,185,000 College Loan Corp. Trust, maturing on 3/1/2042 with a value of $2,603,006.

(e) Collateralized by $2,040,100 U.S. Treasury Bill, maturing on 7/5/2013 with a value of $2,040,092.

(f) Collateralized by $6,120,100 U.S. Treasury Bill, maturing on 7/5/2013 with a value of $6,120,076.

(g) Collateralized by $10,734,100 U.S. Treasury Note, 0.25%, maturing on 9/15/2015 with a value of $10,698,155.

(h) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
62,000	Federal National Mortgage Association	1.25	1/30/2017	62,739
845,335	U.S. Treasury Note	4.625	11/15/2016	957,261
Total Collateral Value				1,020,000

(i) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
6,583	Bank of Nova Scotia	2.15	8/3/2016	6,855
17,365	Cigna Corp.	5.375	2/15/2042	18,503
7,568	General Electric Capital Corp.	0.475	5/11/2016	7,512
2,901	JPMorgan Chase & Co.	1.625	5/15/2018	2,783
11,307	Pepsi Bottling Group, Inc.	7.0	3/1/2029	14,692
1,236,011	Roche Holdings, Inc.	6.0	3/1/2019	1,499,912
1,245	Verizon Communications, Inc.	6.25	4/1/2037	1,430
1,857	Wyeth LLC	5.5	2/1/2014	1,954
Total Collateral Value				1,553,641

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIQ: Liquidity Facility

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (j)	$—	$160,390,918	$—	$160,390,918
Repurchase Agreements	—	42,488,314	—	42,488,314
Total	$—	$202,879,232	$—	$202,879,232

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

(j) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments in non-affiliated securities, valued at amortized cost	$160,390,918
Repurchase agreements, valued at amortized cost	42,488,314
Total investments, valued at amortized cost	202,879,232
Cash	51
Receivable for Fund shares sold	142,016
Interest receivable	77,615
Due from Advisor	4,901
Other assets	1,176
Total assets	203,104,991
Liabilities
Payable for Fund shares redeemed	143,020
Distributions payable	720
Accrued Trustees' fees	1,713
Other accrued expenses and payables	69,667
Total liabilities	215,120
Net assets, at value	$202,889,871
Net Assets Consist of
Undistributed net investment income	246
Accumulated net realized gain (loss)	202
Paid-in capital	202,889,423
Net assets, at value	$202,889,871
Class A Net Asset Value, offering and redemption price per share ($202,889,871 ÷ 202,973,139 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Interest	$38,571
Income distributions — Central Cash Management Fund	180,695
Total income	219,266
Expenses: Management fee	266,048
Administration fee	93,350
Services to shareholders	1,175
Custodian fee	12,095
Professional fees	25,218
Reports to shareholders	38,559
Trustees' fee and expenses	3,863
Other	4,580
Total expenses before expense reductions	444,888
Expense reductions	(235,002)
Total expenses after expense reductions	209,886
Net investment income	9,380
Net realized gain (loss)	202
Net increase (decrease) in net assets resulting from operations	$9,582

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income	$9,380	$20,513
Net realized gain (loss)	202	863
Net increase (decrease) in net assets resulting from operations	9,582	21,376
Distributions to shareholders from: Net investment income Class A	(9,338)	(20,513)
Total distributions	(9,338)	(20,513)
Fund share transactions: Class A Proceeds from shares sold	51,714,331	76,110,395
Reinvestment of distributions	9,415	20,711
Cost of shares redeemed	(44,977,923)	(96,940,382)
Net increase (decrease) in net assets from Class A share transactions	6,745,823	(20,809,276)
Increase (decrease) in net assets	6,746,067	(20,808,413)
Net assets at beginning of period	196,143,804	216,952,217
Net assets at end of period (including undistributed net investment income of $246 and $204, respectively)	$202,889,871	$196,143,804
Other Information
Class A Shares outstanding at beginning of period	196,227,316	217,036,592
Shares sold	51,714,331	76,110,395
Shares issued to shareholders in reinvestment of distributions	9,415	20,711
Shares redeemed	(44,977,923)	(96,940,382)
Net increase (decrease) in Class A shares	6,745,823	(20,809,276)
Shares outstanding at end of period	202,973,139	196,227,316

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000
Income from investment operations: Net investment income	.000	***	.000	***	.000	***	.000	***	.003		.026
Net realized gain (loss)	.000	***	.000	***	.000	***	.000	***	.000	***	.000	***
Total from investment operations	.000	***	.000	***	.000	***	.000	***	.003		.026
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.000	)***	(.000	)***	(.003)		(.026)
Net asset value, end of period	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000
Total Return (%)	.00	a,b**	.01	a	.01	a	.01	a	.34		2.64	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	203		196		217		220		270		398
Ratio of expenses before expense reductions (%)	.48	*	.45		.51		.46		.43		.52
Ratio of expenses after expense reductions (%)	.22	*	.31		.25		.34		.43		.50
Ratio of net investment income (%)	.01	*	.01		.01		.01		.37		2.56
a Total return would have been lower had certain expenses not been reduced. b Amount is less than .005%. * Annualized ** Not annualized *** Amount is less than $.0005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Money Market VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

As of June 30, 2013, the Fund had investments in repurchase agreements with a gross value of $42,488,314. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million	.285%
Next $500 million	.270%
Next $1.0 billion	.255%
Over $2.0 billion	.240%

For the period from January 1, 2013 through September 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

In addition, the Advisor has agreed to voluntarily waive additional expenses for the Fund. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the six months ended June 30, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $234,710, and the amount charged aggregated $31,338, which was equivalent to an annualized effective rate of 0.03% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $93,350, of which $16,366 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC aggregated $292, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,732, of which $5,638 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At June 30, 2013, four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 37%, 21%, 11% and 10%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement: The Fund had no outstanding loans at June 30, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A
Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$1,000.05
Expenses Paid per $1,000*	$1.09
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$1,023.70
Expenses Paid per $1,000*	$1.10

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Money Market VIP	.22%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Other Information

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Money Market Fund Reform

In June 2013, the SEC proposed money market fund reform intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. The Financial Stability Oversight Council (FSOC), a board of U.S. regulators established by the Dodd-Frank Act, had also previously proposed similar recommendations for money market fund reform. If one or more of the SEC or FSOC proposals for money market fund reform were to be adopted in the future, such regulatory action may affect the fund's operations and/or return potential.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2MM-3 (R-028387-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Small Mid Cap Growth VIP

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management
5 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
16 Information About Your Fund's Expenses
17 Proxy Voting
18 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Smaller and medium company stocks tend to be more volatile than large company stocks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 is 0.74% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Small Mid Cap Growth VIP

The Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Small Mid Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,368	$12,190	$16,652	$13,688	$17,319
	Average annual total return	13.68%	21.90%	18.53%	6.48%	5.65%
Russell 2500 Growth Index	Growth of $10,000	$11,582	$12,403	$17,376	$15,343	$26,577
	Average annual total return	15.82%	24.03%	20.22%	8.94%	10.27%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/13	12/31/12

Common Stocks	96%	96%
Cash Equivalents	4%	4%
Exchange-Traded Fund	0%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/13	12/31/12

Information Technology	20%	16%
Consumer Discretionary	19%	17%
Health Care	16%	16%
Industrials	15%	20%
Financials	10%	8%
Energy	7%	9%
Consumer Staples	6%	6%
Materials	5%	7%
Telecommunication Services	2%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Joseph Axtell, CFA

Rafaelina M. Lee

Portfolio Managers

Investment Portfolio June 30, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 97.1%
Consumer Discretionary 18.9%
Auto Components 1.6%
BorgWarner, Inc.*	15,012	1,293,284
Tenneco, Inc.*	25,873	1,171,529
		2,464,813
Diversified Consumer Services 0.9%
Coinstar, Inc.*	23,337	1,369,182
Hotels, Restaurants & Leisure 3.2%
Jack in the Box, Inc.*	31,768	1,248,164
Life Time Fitness, Inc.*	23,107	1,157,892
Panera Bread Co. "A"* (a)	13,704	2,548,122
		4,954,178
Household Durables 1.4%
Jarden Corp.*	51,061	2,233,919
Leisure Equipment & Products 1.3%
Polaris Industries, Inc. (a)	20,841	1,979,895
Media 0.9%
Cinemark Holdings, Inc.	53,417	1,491,403
Specialty Retail 6.2%
Advance Auto Parts, Inc.	12,251	994,414
Ascena Retail Group, Inc.* (a)	74,289	1,296,343
Children's Place Retail Stores, Inc.* (a)	24,575	1,346,710
DSW, Inc. "A" (a)	21,104	1,550,511
PetSmart, Inc.	23,945	1,604,075
Ulta Salon, Cosmetics & Fragrance, Inc.*	21,695	2,172,971
Urban Outfitters, Inc.*	19,478	783,405
		9,748,429
Textiles, Apparel & Luxury Goods 3.4%
Carter's, Inc.	23,581	1,746,644
Deckers Outdoor Corp.* (a)	18,170	917,767
Hanesbrands, Inc. (a)	53,635	2,757,912
		5,422,323
Consumer Staples 5.7%
Food & Staples Retailing 2.5%
Susser Holdings Corp.* (a)	22,378	1,071,459
The Fresh Market, Inc.* (a)	27,690	1,376,747
United Natural Foods, Inc.*	28,141	1,519,332
		3,967,538
Food Products 1.9%
Green Mountain Coffee Roasters, Inc.* (a)	20,131	1,511,033
Hain Celestial Group, Inc.* (a)	21,652	1,406,730
		2,917,763
Household Products 1.3%
Church & Dwight Co., Inc.	32,931	2,032,172
Energy 6.9%
Energy Equipment & Services 4.3%
Core Laboratories NV (a)	8,260	1,252,711
Dresser-Rand Group, Inc.*	20,519	1,230,730
Dril-Quip, Inc.*	19,106	1,725,081
Helix Energy Solutions Group, Inc.* (a)	53,537	1,233,492
	Shares	Value ($)

Hornbeck Offshore Services, Inc.*	25,262	1,351,517
		6,793,531
Oil, Gas & Consumable Fuels 2.6%
Oasis Petroleum, Inc.* (a)	37,951	1,475,156
Rosetta Resources, Inc.*	40,369	1,716,490
Western Refining, Inc. (a)	27,919	783,686
		3,975,332
Financials 9.8%
Capital Markets 3.1%
Affiliated Managers Group, Inc.*	13,701	2,246,142
Financial Engines, Inc. (a)	27,685	1,262,159
Lazard Ltd. "A"	39,209	1,260,570
		4,768,871
Commercial Banks 1.1%
Signature Bank*	21,457	1,781,360
Consumer Finance 2.5%
DFC Global Corp.*	66,316	915,824
Encore Capital Group, Inc.* (a)	21,325	706,071
Portfolio Recovery Associates, Inc.*	15,086	2,317,662
		3,939,557
Insurance 1.0%
W.R. Berkley Corp.	38,390	1,568,615
Real Estate Management & Development 1.0%
CBRE Group, Inc. "A"*	69,709	1,628,402
Thrifts & Mortgage Finance 1.1%
Ocwen Financial Corp.*	42,627	1,757,085
Health Care 15.6%
Biotechnology 3.0%
Alkermes PLC*	41,983	1,204,072
Cubist Pharmaceuticals, Inc.* (a)	11,462	553,615
Momenta Pharmaceuticals, Inc.*	89,708	1,351,002
Onyx Pharmaceuticals, Inc.*	11,050	959,361
Pharmacyclics, Inc.* (a)	7,344	583,628
		4,651,678
Health Care Equipment & Supplies 3.8%
Analogic Corp.	24,018	1,749,231
ArthroCare Corp.*	45,404	1,567,800
HeartWare International, Inc.*	15,421	1,466,692
Thoratec Corp.*	40,313	1,262,200
		6,045,923
Health Care Providers & Services 4.8%
Catamaran Corp.*	44,552	2,170,573
Centene Corp.*	30,543	1,602,286
ExamWorks Group, Inc.* (a)	83,953	1,782,322
Humana, Inc.	12,817	1,081,498
Team Health Holdings, Inc.*	22,207	912,042
		7,548,721
Health Care Technology 0.6%
athenahealth, Inc.*	10,776	912,943
Pharmaceuticals 3.4%
Endocyte, Inc.* (a)	63,325	831,457
Hi-Tech Pharmacal Co., Inc.	61,884	2,054,549
Pacira Pharmaceuticals, Inc.*	82,132	2,381,828
		5,267,834
	Shares	Value ($)

Industrials 14.2%
Aerospace & Defense 1.3%
BE Aerospace, Inc.*	31,790	2,005,313
Commercial Services & Supplies 1.6%
Interface, Inc. (a)	85,441	1,449,934
Team, Inc.*	26,970	1,020,814
		2,470,748
Electrical Equipment 1.7%
General Cable Corp.	26,743	822,347
Thermon Group Holdings, Inc.* (a)	90,116	1,838,367
		2,660,714
Machinery 6.1%
Altra Holdings, Inc.	41,817	1,144,949
Chart Industries, Inc.* (a)	26,289	2,473,532
Joy Global, Inc. (a)	13,333	647,051
Manitowoc Co., Inc. (a)	101,534	1,818,474
Valmont Industries, Inc.	10,848	1,552,240
WABCO Holdings, Inc.*	27,333	2,041,502
		9,677,748
Road & Rail 1.7%
Kansas City Southern	13,669	1,448,367
Swift Transportation Co.* (a)	71,409	1,181,105
		2,629,472
Trading Companies & Distributors 1.8%
Applied Industrial Technologies, Inc.	22,306	1,078,049
United Rentals, Inc.* (a)	34,025	1,698,188
		2,776,237
Information Technology 19.6%
Communications Equipment 1.4%
Finisar Corp.* (a)	44,604	756,038
Harris Corp.	28,302	1,393,873
		2,149,911
Computers & Peripherals 1.5%
Western Digital Corp.	36,849	2,287,954
Electronic Equipment, Instruments & Components 1.6%
Cognex Corp.	25,109	1,135,429
IPG Photonics Corp. (a)	22,001	1,336,121
		2,471,550
Internet Software & Services 1.6%
CoStar Group, Inc.*	14,057	1,814,337
IAC/InterActiveCorp.	16,460	782,838
		2,597,175
IT Services 3.1%
Cardtronics, Inc.*	58,941	1,626,772
MAXIMUS, Inc.	22,557	1,680,045
VeriFone Systems, Inc.*	48,151	809,418
Virtusa Corp.*	35,720	791,555
		4,907,790
Semiconductors & Semiconductor Equipment 1.4%
ON Semiconductor Corp.*	124,369	1,004,901
RF Micro Devices, Inc.*	219,656	1,175,160
		2,180,061
	Shares	Value ($)

Software 9.0%
Aspen Technology, Inc.*	40,853	1,176,158
Bottomline Technologies de, Inc.*	43,025	1,088,102
Cadence Design Systems, Inc.* (a)	112,322	1,626,423
Concur Technologies, Inc.* (a)	17,465	1,421,302
MICROS Systems, Inc.* (a)	37,721	1,627,661
NQ Mobile, Inc. (ADR)* (a)	83,404	673,904
PTC, Inc.*	61,647	1,512,201
QLIK Technologies, Inc.* (a)	39,524	1,117,343
Red Hat, Inc.*	17,245	824,656
Tyler Technologies, Inc.*	19,916	1,365,242
Ultimate Software Group, Inc.* (a)	14,651	1,718,416
		14,151,408
Materials 4.6%
Chemicals 1.6%
CF Industries Holdings, Inc.	5,001	857,671
Westlake Chemical Corp. (a)	16,277	1,569,266
		2,426,937
Construction Materials 0.9%
Eagle Materials, Inc.	21,321	1,412,943
Containers & Packaging 1.0%
Crown Holdings, Inc.*	39,212	1,612,790
Metals & Mining 0.6%
Detour Gold Corp.*	10,930	85,740
Haynes International, Inc.	17,250	825,757
		911,497
Paper & Forest Products 0.5%
Schweitzer-Mauduit International, Inc.	15,963	796,234
Telecommunication Services 1.8%
Diversified Telecommunication Services 0.8%
inContact, Inc.*	149,084	1,225,471
Wireless Telecommunication Services 1.0%
SBA Communications Corp. "A"*	22,341	1,655,915
Total Common Stocks (Cost $115,462,857)		152,229,335

Exchange-Traded Fund 0.5%
SPDR S&P Biotech (a) (Cost $728,338)	7,865	820,005

Securities Lending Collateral 27.9%
Daily Assets Fund Institutional, 0.10% (b) (c) (Cost $43,757,303)	43,757,303	43,757,303

Cash Equivalents 3.6%
Central Cash Management Fund, 0.07% (b) (Cost $5,669,837)	5,669,837	5,669,837

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $165,618,335)†	129.1	202,476,480
Other Assets and Liabilities, Net	(29.1)	(45,588,258)
Net Assets	100.0	156,888,222

* Non-income producing security.

† The cost for federal income tax purposes was $166,070,744. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $36,405,736. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,191,101 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,785,365.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2013 amounted to $42,616,651, which is 27.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$152,229,335	$—	$—	$152,229,335
Exchange-Traded Fund	820,005	—	—	820,005
Short-Term Investments (d)	49,427,140	—	—	49,427,140
Total	$202,476,480	$—	$—	$202,476,480

There have been no transfers between fair value measurement levels during the six months ended June 30, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $116,191,195) — including $42,616,651 of securities loaned	$153,049,340
Investment in Daily Assets Fund Institutional (cost $43,757,303)*	43,757,303
Investment in Central Cash Management Fund (cost $5,669,837)	5,669,837
Total investments in securities, at value (cost $165,618,335)	202,476,480
Cash	10,000
Foreign currency, at value (cost $275)	269
Receivable for investments sold	1,523,251
Receivable for Fund shares sold	8,080
Dividends receivable	32,582
Interest receivable	12,223
Other assets	1,072
Total assets	204,063,957
Liabilities
Payable upon return of securities loaned	43,757,303
Payable for investments purchased	3,177,740
Payable for Fund shares redeemed	95,910
Accrued management fee	71,460
Accrued Trustees' fees	1,637
Other accrued expenses and payables	71,685
Total liabilities	47,175,735
Net assets, at value	$156,888,222
Net Assets Consist of
Distributions in excess of net investment income	(247,905)
Net unrealized appreciation (depreciation) on: Investments	36,858,145
Foreign currency	(104)
Accumulated net realized gain (loss)	(23,273,717)
Paid-in capital	143,551,803
Net assets, at value	$156,888,222
Class A Net Asset Value, offering and redemption price per share ($156,888,222 ÷ 9,124,867 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.19

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $956)	$270,257
Income distributions — Central Cash Management Fund	2,519
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	99,596
Total income	372,372
Expenses: Management fee	422,788
Administration fee	76,870
Services to shareholders	1,595
Custodian fee	5,369
Audit and tax fees	29,634
Legal fees	81
Trustees' fees and expenses	3,679
Total expenses	540,016
Net investment income (loss)	(167,644)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	7,988,146
Change in net unrealized appreciation (depreciation) on: Investments	11,733,135
Foreign currency	(113)
11,733,022
Net gain (loss)	19,721,168
Net increase (decrease) in net assets resulting from operations	$19,553,524

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income (loss)	$(167,644)	$160,586
Net realized gain (loss)	7,988,146	3,935,183
Change in net unrealized appreciation (depreciation)	11,733,022	16,236,973
Net increase (decrease) in net assets resulting from operations	19,553,524	20,332,742
Distributions to shareholders from: Net investment income: Class A	(194,886)	—
Total distributions	(194,886)	—
Fund share transactions: Class A Proceeds from shares sold	2,230,667	4,543,991
Reinvestment of distributions	194,886	—
Cost of shares redeemed	(10,355,054)	(26,306,762)
Net increase (decrease) in net assets from Class A share transactions	(7,929,501)	(21,762,771)
Increase (decrease) in net assets	11,429,137	(1,430,029)
Net assets at beginning of period	145,459,085	146,889,114
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $247,905 and $114,625, respectively)	$156,888,222	$145,459,085
Other Information
Class A Shares outstanding at beginning of period	9,604,576	11,094,343
Shares sold	136,395	306,987
Shares issued to shareholders in reinvestment of distributions	11,761	—
Shares redeemed	(627,865)	(1,796,754)
Net increase (decrease) in Class A shares	(479,709)	(1,489,767)
Shares outstanding at end of period	9,124,867	9,604,576

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$15.14		$13.24	$13.85	$10.70	$7.61	$15.07
Income (loss) from investment operations: Net investment income (loss)a	(.02)		.02	(.03)	(.01)	(.02)	(.01)
Net realized and unrealized gain (loss)	2.09		1.88	(.50)	3.16	3.11	(7.45)
Total from investment operations	2.07		1.90	(.53)	3.15	3.09	(7.46)
Less distributions from: Net investment income	(.02)		—	(.08)	—	—	—
Net asset value, end of period	$17.19		$15.14	$13.24	$13.85	$10.70	$7.61
Total Return (%)	13.68	**	14.35	(3.91)	29.44	40.60	(49.50	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	157		145	147	88	80	69
Ratio of expenses before expense reductions (%)	.72	*	.74	.73	.78	.77	.88
Ratio of expenses after expense reductions (%)	.72	*	.74	.73	.78	.77	.85
Ratio of net investment income (loss) (%)	(.24	)*	.11	(.23)	(.12)	(.22)	(.04)
Portfolio turnover rate (%)	29	**	57	84	64	93	67
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Growth VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $42,616,651. The value of the related collateral, $43,757,303, exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $30,593,000, including $29,395,000 of pre-enactment losses, including approximately $5,435,000 inherited from its mergers with affiliated funds in previous years, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($5,435,000) and December 31, 2017 ($23,960,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of Internal Revenue Code; and approximately $1,198,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment transactions (excluding short-term investments) aggregated $43,602,723 and $50,366,198, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the six months ended June 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $76,870, of which $12,993 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC aggregated $174, of which $57 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,726, of which $6,470 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $11,066.

D. Ownership of the Fund

At June 30, 2013, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 55%, 22% and 15%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A
Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$1,136.80
Expenses Paid per $1,000*	$3.81
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$1,021.22
Expenses Paid per $1,000*	$3.61

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Small Mid Cap Growth VIP	.72%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2SMCG-3 (R-028388-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Small Mid Cap Value VIP

(formerly DWS Dreman Small Mid Cap Value VIP)

Contents
3 Performance Summary
4 Portfolio Summary
4 Portfolio Management
5 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
9 Statement of Changes in Net Assets
11 Financial Highlights
13 Notes to Financial Statements
17 Information About Your Fund's Expenses
18 Proxy Voting
19 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Smaller and medium company stocks tend to be more volatile than large company stocks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 0.82% and 1.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Small Mid Cap Value VIP

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,449	$12,432	$15,658	$14,365	$28,764
	Average annual total return	14.49%	24.32%	16.12%	7.51%	11.14%
Russell 2500 Value Index	Growth of $10,000	$11,510	$12,688	$16,816	$15,686	$26,326
	Average annual total return	15.10%	26.88%	18.92%	9.42%	10.16%
DWS Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,426	$12,385	$15,502	$14,125	$27,762
	Average annual total return	14.26%	23.85%	15.73%	7.15%	10.75%
Russell 2500 Value Index	Growth of $10,000	$11,510	$12,688	$16,816	$15,686	$26,326
	Average annual total return	15.10%	26.88%	18.92%	9.42%	10.16%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/13	12/31/12

Common Stocks	100%	98%
Cash Equivalents	—	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/13	12/31/12

Financials	29%	27%
Industrials	19%	22%
Information Technology	17%	17%
Consumer Discretionary	10%	8%
Energy	6%	5%
Health Care	6%	7%
Materials	6%	7%
Utilities	4%	4%
Consumer Staples	3%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Effective on or about September 3, 2013, Dreman Value Management, L.L.C. will no longer serve as subadvisor to the Fund and day-to-day portfolio management of the Fund will transition to Deutsche Investment Management Americas Inc.

Effective on or about September 3, 2013, the new portfolio manager for the Fund will be as follows:

Richard Glass, CFA

Portfolio Manager, Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 10.0%
Auto Components 1.7%
Cooper Tire & Rubber Co.	121,100	4,016,887
Hotels, Restaurants & Leisure 1.5%
Brinker International, Inc. (a)	88,730	3,498,624
Media 2.7%
Meredith Corp. (a)	81,675	3,895,898
Valassis Communications, Inc. (a)	103,300	2,540,147
		6,436,045
Specialty Retail 1.2%
Rent-A-Center, Inc. (a)	79,275	2,976,776
Textiles, Apparel & Luxury Goods 2.9%
Hanesbrands, Inc.	67,525	3,472,135
The Jones Group, Inc. (a)	243,565	3,349,019
		6,821,154
Consumer Staples 2.7%
Food Products 1.4%
Tyson Foods, Inc. "A" (a)	125,450	3,221,556
Household Products 1.3%
Energizer Holdings, Inc.	31,575	3,173,603
Energy 6.0%
Energy Equipment & Services 4.9%
Atwood Oceanics, Inc.* (a)	54,765	2,850,518
Nabors Industries Ltd.	188,100	2,879,811
Oil States International, Inc.*	38,675	3,582,852
Superior Energy Services, Inc.*	89,775	2,328,764
		11,641,945
Oil, Gas & Consumable Fuels 1.1%
Rosetta Resources, Inc.* (a)	60,450	2,570,334
Financials 28.3%
Capital Markets 1.6%
Raymond James Financial, Inc. (a)	86,950	3,737,111
Commercial Banks 12.6%
Associated Banc-Corp. (a)	211,550	3,289,603
Bank of Hawaii Corp. (a)	60,550	3,046,876
BOK Financial Corp.	48,930	3,133,967
East West Bancorp., Inc.	127,125	3,495,937
FirstMerit Corp. (a)	192,200	3,849,766
Fulton Financial Corp. (a)	276,925	3,179,099
Old National Bancorp.	216,082	2,988,414
Webster Financial Corp.	130,000	3,338,400
Zions Bancorp. (a)	121,800	3,517,584
		29,839,646
Insurance 8.4%
Allied World Assurance Co. Holdings AG	33,250	3,042,708
Argo Group International Holdings Ltd.	81,904	3,471,923
Axis Capital Holdings Ltd.	66,250	3,032,925
Everest Re Group Ltd.	24,775	3,177,641
Hartford Financial Services Group, Inc. (a)	121,025	3,742,093
Unum Group (a)	121,000	3,553,770
		20,021,060
	Shares	Value ($)

Real Estate Investment Trusts 5.7%
CBL & Associates Properties, Inc. (REIT) (a)	128,225	2,746,579
EPR Properties (REIT) (a)	68,700	3,453,549
Hospitality Properties Trust (REIT) (a)	140,925	3,703,509
Weingarten Realty Investors (REIT) (a)	119,075	3,663,938
		13,567,575
Health Care 6.9%
Biotechnology 1.4%
United Therapeutics Corp.* (a)	51,675	3,401,248
Health Care Equipment & Supplies 1.3%
Teleflex, Inc. (a)	38,925	3,016,298
Health Care Providers & Services 2.8%
LifePoint Hospitals, Inc.* (a)	67,675	3,305,247
Owens & Minor, Inc. (a)	98,725	3,339,867
		6,645,114
Life Sciences Tools & Services 1.4%
Charles River Laboratories International, Inc.*	81,750	3,354,203
Industrials 17.8%
Aerospace & Defense 1.5%
Alliant Techsystems, Inc. (a)	43,425	3,575,180
Commercial Services & Supplies 1.1%
The Brink's Co.	97,450	2,485,950
Construction & Engineering 3.1%
Tutor Perini Corp.* (a)	205,100	3,710,259
URS Corp.	78,550	3,709,131
		7,419,390
Electrical Equipment 1.2%
General Cable Corp. (a)	94,962	2,920,081
Machinery 8.6%
Crane Co.	55,925	3,351,026
Harsco Corp.	132,100	3,063,399
Joy Global, Inc. (a)	47,050	2,283,336
Oshkosh Corp.*	86,175	3,272,065
SPX Corp.	40,400	2,907,992
Titan International, Inc. (a)	132,725	2,239,071
Trinity Industries, Inc. (a)	84,125	3,233,765
		20,350,654
Road & Rail 1.2%
AMERCO (a)	17,800	2,881,820
Trading Companies & Distributors 1.1%
Textainer Group Holdings Ltd. (a)	69,575	2,674,463
Information Technology 16.5%
Communications Equipment 1.0%
ARRIS Group, Inc.* (a)	169,475	2,431,966
Computers & Peripherals 1.5%
NCR Corp.*	109,175	3,601,683
Electronic Equipment, Instruments & Components 2.5%
Arrow Electronics, Inc.*	72,640	2,894,704
Jabil Circuit, Inc. (a)	144,050	2,935,739
		5,830,443
	Shares	Value ($)

IT Services 3.8%
Amdocs Ltd. (a)	84,050	3,117,414
DST Systems, Inc. (a)	44,675	2,918,618
ManTech International Corp. "A" (a)	116,450	3,041,674
		9,077,706
Semiconductors & Semiconductor Equipment 5.1%
KLA-Tencor Corp.	54,900	3,059,577
Microsemi Corp.*	131,700	2,996,175
PMC-Sierra, Inc.*	434,725	2,760,504
Teradyne, Inc.* (a)	184,150	3,235,516
		12,051,772
Software 2.6%
BMC Software, Inc.*	66,675	3,009,710
Synopsys, Inc.*	86,350	3,087,012
		6,096,722
Materials 6.6%
Chemicals 1.0%
Huntsman Corp.	145,293	2,406,052
Containers & Packaging 2.6%
Owens-Illinois, Inc.*	104,575	2,906,139
Rock-Tenn Co. "A"	33,275	3,323,507
		6,229,646
	Shares	Value ($)

Metals & Mining 1.9%
Coeur Mining, Inc.*	111,750	1,486,275
Reliance Steel & Aluminum Co. (a)	43,725	2,866,611
		4,352,886
Paper & Forest Products 1.1%
Domtar Corp.	39,225	2,608,463
Utilities 4.0%
Electric Utilities 1.5%
Portland General Electric Co. (a)	117,975	3,608,855
Gas Utilities 1.2%
AGL Resources, Inc. (a)	66,400	2,845,904
Multi-Utilities 1.3%
Ameren Corp.	84,750	2,918,790
Total Common Stocks (Cost $172,761,142)		234,307,605

Securities Lending Collateral 40.4%
Daily Assets Fund Institutional, 0.10% (b) (c) (Cost $95,749,252)	95,749,252	95,749,252

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $268,510,394)†	139.1	330,056,857
Other Assets and Liabilities, Net (a)	(39.1)	(92,870,584)
Net Assets	100.0	237,186,273

* Non-income producing security.

† The cost for federal income tax purposes was $268,057,985. At June 30, 2013, net unrealized appreciation for all securities based on tax cost was $61,998,872. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $68,419,788 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,420,916.

(a) All or a portion of these securities were on loan. In addition, included in other assets and liabilities, net are pending sales, that are also on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2013 amounted to $93,258,469, which is 39.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$234,307,605	$—	$—	$234,307,605
Short-Term Investments	95,749,252	—	—	95,749,252
Total	$330,056,857	$—	$—	$330,056,857

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $172,761,142) — including $93,258,469 of securities loaned	$234,307,605
Investment in Daily Assets Fund Institutional (cost $95,749,252)*	95,749,252
Total investments in securities, at value (cost $268,510,394)	330,056,857
Cash	3,834
Receivable for investments sold	4,460,680
Receivable for Fund shares sold	249,054
Dividends receivable	265,820
Interest receivable	5,313
Foreign taxes recoverable	3,390
Other assets	1,459
Total assets	335,046,407
Liabilities
Payable upon return of securities loaned	95,749,252
Line of credit loan payable	1,300,000
Payable for Fund shares redeemed	588,204
Accrued management fee	128,512
Acrued Trustees' fees	344
Other accrued expenses and payables	93,822
Total liabilities	97,860,134
Net assets, at value	$237,186,273
Net Assets Consist of:
Undistributed net investment income	1,122,767
Net unrealized appreciation (depreciation) on investments	61,546,463
Accumulated net realized gain (loss)	(64,619,925)
Paid-in capital	239,136,968
Net assets, at value	$237,186,273
Class A Net Asset Value, offering and redemption price per share ($219,653,653 ÷ 15,185,620 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.46
Class B Net Asset Value, offering and redemption price per share ($17,532,620 ÷ 1,210,887 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.48

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,543)	$2,118,833
Income distributions — Central Cash Management Fund	2,220
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	54,210
Total income	2,175,263
Expenses: Management fee	792,855
Administration fee	121,989
Services to shareholders	3,934
Record keeping fees (Class B)	9,284
Distribution service fee (Class B)	22,317
Custodian fee	4,644
Professional fees	31,341
Reports to shareholders	29,202
Trustees' fees and expenses	4,524
Other	5,806
Total expenses	1,025,896
Net investment income (loss)	1,149,367
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	7,154,712
Change in net unrealized appreciation (depreciation) on investments	24,853,202
Net gain (loss)	32,007,914
Net increase (decrease) in net assets resulting from operations	$33,157,281

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income (loss)	$1,149,367	$2,773,636
Net realized gain (loss)	7,154,712	13,712,216
Change in net unrealized appreciation (depreciation)	24,853,202	14,140,156
Net increase (decrease) in net assets resulting from operations	33,157,281	30,626,008
Distributions to shareholders from: Net investment income: Class A	(2,660,096)	(2,544,018)
Class B	(150,280)	(170,068)
Total distributions	(2,810,376)	(2,714,086)
Fund share transactions: Class A Proceeds from shares sold	9,677,108	15,242,621
Reinvestment of distributions	2,660,096	2,544,018
Payments for shares redeemed	(39,620,859)	(40,361,547)
Net increase (decrease) in net assets from Class A share transactions	(27,283,655)	(22,574,908)
Class B Proceeds from shares sold	1,982,177	2,417,600
Reinvestment of distributions	150,280	170,068
Payments for shares redeemed	(3,691,219)	(8,165,016)
Net increase (decrease) in net assets from Class B share transactions	(1,558,762)	(5,577,348)
Increase (decrease) in net assets	1,504,488	(240,334)
Net assets at beginning of period	235,681,785	235,922,119
Net assets at end of period (including undistributed net investment income of $1,122,767 and $2,783,776, respectively)	$237,186,273	$235,681,785
Other Information
Class A Shares outstanding at beginning of period	17,113,875	18,969,648
Shares sold	686,539	1,248,625
Shares issued to shareholders in reinvestment of distributions	190,143	207,168
Shares redeemed	(2,804,937)	(3,311,566)
Net increase (decrease) in Class A shares	(1,928,255)	(1,855,773)
Shares outstanding at end of period	15,185,620	17,113,875
Class B Shares outstanding at beginning of period	1,321,925	1,796,701
Shares sold	139,409	195,502
Shares issued to shareholders in reinvestment of distributions	10,719	13,827
Shares redeemed	(261,166)	(684,105)
Net increase (decrease) in Class B shares	(111,038)	(474,776)
Shares outstanding at end of period	1,210,887	1,321,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$12.78		$11.36	$12.21	$10.04	$7.93	$20.12
Income (loss) from investment operations: Net investment incomea	.07		.14	.13	.12	.16	.13
Net realized and unrealized gain (loss)	1.78		1.42	(.85)	2.19	2.11	(4.92)
Total from investment operations	1.85		1.56	(.72)	2.31	2.27	(4.79)
Less distributions from: Net investment income	(.17)		(.14)	(.13)	(.14)	(.16)	(.29)
Net realized gains	—		—	—	—	—	(7.11)
Total distributions	(.17)		(.14)	(.13)	(.14)	(.16)	(7.40)
Net asset value, end of period	$14.46		$12.78	$11.36	$12.21	$10.04	$7.93
Total Return (%)	14.49	**	13.77	(6.08)	23.07	29.70	(33.42	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	220		219	216	247	235	223
Ratio of expenses before expense reductions (%)	.81	*	.82	.81	.82	.79	.83
Ratio of expenses after expense reductions (%)	.81	*	.82	.81	.82	.79	.82
Ratio of net investment income (%)	.97	*	1.18	1.08	1.14	1.92	1.13
Portfolio turnover rate (%)	14	**	11	36	38	72	49
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$12.78		$11.36	$12.20	$10.03	$7.92	$20.08
Income (loss) from investment operations: Net investment incomea	.04		.10	.09	.08	.13	.09
Net realized and unrealized gain (loss)	1.78		1.42	(.85)	2.19	2.12	(4.92)
Total from investment operations	1.82		1.52	(.76)	2.27	2.25	(4.83)
Less distributions from: Net investment income	(.12)		(.10)	(.08)	(.10)	(.14)	(.22)
Net realized gains	—		—	—	—	—	(7.11)
Total distributions	(.12)		(.10)	(.08)	(.10)	(.14)	(7.33)
Net asset value, end of period	$14.48		$12.78	$11.36	$12.20	$10.03	$7.92
Total Return (%)	14.26	**	13.38	(6.33)	22.66	29.28	(33.67	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18		17	20	26	23	24
Ratio of expenses before expense reductions (%)	1.17	*	1.16	1.15	1.17	1.14	1.18
Ratio of expenses after expense reductions (%)	1.17	*	1.16	1.15	1.17	1.14	1.17
Ratio of net investment income (%)	.62	*	.81	.74	.79	1.57	.78
Portfolio turnover rate (%)	14	**	11	36	38	72	49
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Value VIP (formerly DWS Dreman Small Mid Cap Value VIP) (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $93,258,469. The value of the related collateral, $95,749,252, exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $71,435,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends received on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment transactions (excluding short-term investments) aggregated $32,845,558 and $61,881,619, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Dreman Value Management, L.L.C. ("DVM") serves as subadvisor. As a subadvisor to the Fund, DVM makes investment decisions and buys and sells securities for the Fund. DVM is paid by the Advisor for the services DVM provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the six months ended June 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2013 through September 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.84%
Class B	1.20%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $121,989, of which $19,771 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC were as follows:
Service to Shareholders	Total Aggregated	Unpaid at June 30, 2013
Class A	$277	$89
Class B	247	72
	$524	$161

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2013, the Distribution Service Fee aggregated $22,317, of which $3,688 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,754, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Ownership of the Fund

At June 30, 2013, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 55%, 22% and 15%. Three participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 46%, 13% and 10%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At June 30, 2013, the Fund had a $1,300,000 outstanding loan. Interest expense incurred on the borrowing was $918 for the six months ended June 30, 2013. The average dollar amount of the borrowings was $878,846, the weighted average interest rate on these borrowings was 1.45% and the Fund had a loan outstanding for twenty-six days throughout the period.

F. Subsequent Event

Effective on or about September 3, 2013, Dreman Value Management, L.L.C. will no longer serve as the subadvisor to the Fund and day-to-day portfolio management of the Fund will transition to Deutsche Investment Management Americas Inc. Materials regarding this change is set forth in a supplement to the Fund's prospectus dated August 2, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,144.90	$1,142.60
Expenses Paid per $1,000*	$4.31	$6.22
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/13	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,020.78	$1,018.99
Expenses Paid per $1,000*	$4.06	$5.86

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Small Mid Cap Value VIP	.81%	1.17%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2SMCV-3 (R-028381-2 8/13)

JUNE 30, 2013

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Unconstrained Income VIP

Contents
3 Performance Summary
4 Portfolio Summary
6 Portfolio Management
7 Investment Portfolio
25 Statement of Assets and Liabilities
26 Statement of Operations
27 Statement of Changes in Net Assets
28 Financial Highlights
29 Notes to Financial Statements
38 Information About Your Fund's Expenses
39 Proxy Voting
40 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higherquality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 is 0.99% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Unconstrained Income VIP

The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index. On May 1, 2013, the Barclays U.S. Universal Index replaced the Barclays U.S. Aggregate Bond Index as the fund's primary benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy.
The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Unconstrained Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,612	$10,290	$12,040	$14,237	$18,423
	Average annual total return	-3.88%	2.90%	6.38%	7.32%	6.30%
Barclays U.S. Universal Index	Growth of $10,000	$9,770	$10,024	$11,276	$13,086	$16,039
	Average annual total return	-2.30%	0.24%	4.09%	5.53%	4.84%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,756	$9,931	$11,090	$12,878	$15,559
	Average annual total return	-2.44%	-0.69%	3.51%	5.19%	4.52%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/13	12/31/12

Corporate Bonds	52%	56%
Government & Agency Obligations	16%	15%
Cash Equivalents	8%	6%
Mortgage-Backed Securities Pass-Throughs	7%	6%
Loan Participations and Assignments	7%	8%
Commercial Mortgage-Backed Securities	3%	3%
Collateralized Mortgage Obligations	3%	4%
Municipal Bonds and Notes	1%	1%
Exchange-Traded Fund	1%	0%
Asset-Backed	1%	1%
Options Purchased	1%	0%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/13	12/31/12

AAA	23%	21%
AA	4%	2%
A	4%	7%
BBB	20%	23%
BB	18%	18%
B	21%	24%
CCC	3%	2%
Not Rated	7%	3%
	100%	100%

Interest Rate Sensitivity	6/30/13	12/31/12

Effective Maturity	6.5 years	7.4 years
Effective Duration	5.2 years	5.2 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management

Gary Russell, CFA

William Chepolis, CFA

John D. Ryan

Philip G. Condon

Darwei Kung

Portfolio Managers, Deutsche Investment Management Americas Inc.

Investment Portfolio June 30, 2013 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 55.9%
Consumer Discretionary 6.6%
AMC Networks, Inc., 7.75%, 7/15/2021		15,000	16,388
AmeriGas Finance LLC:
6.75%, 5/20/2020		20,000	20,700
7.0%, 5/20/2022		20,000	20,450
Asbury Automotive Group, Inc.:
8.375%, 11/15/2020		80,000	88,600
144A, 8.375%, 11/15/2020		5,000	5,538
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		45,000	46,912
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		50,000	50,500
Avis Budget Car Rental LLC:
144A, 5.5%, 4/1/2023		30,000	28,950
8.25%, 1/15/2019		95,000	103,312
BC Mountain LLC, 144A, 7.0%, 2/1/2021		30,000	30,600
Block Communications, Inc., 144A, 7.25%, 2/1/2020		65,000	68,250
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		25,000	25,344
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018		95,000	103,550
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		90,000	84,160
Cablevision Systems Corp., 8.0%, 4/15/2020		10,000	10,900
Caesar's Entertainment Operating Co., Inc., 8.5%, 2/15/2020		120,000	113,100
CCO Holdings LLC:
6.5%, 4/30/2021		120,000	125,100
6.625%, 1/31/2022		70,000	72,975
7.0%, 1/15/2019		20,000	21,200
7.25%, 10/30/2017		90,000	95,512
7.375%, 6/1/2020		10,000	10,875
8.125%, 4/30/2020		25,000	27,313
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		35,000	35,088
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		35,000	32,900
144A, 6.375%, 9/15/2020		160,000	162,800
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020		25,000	24,125
Clear Channel Communications, Inc., 144A, 11.25%, 3/1/2021		40,000	41,700
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 6.5%, 11/15/2022		15,000	15,375
Series A, 7.625%, 3/15/2020		20,000	20,600
Series B, 7.625%, 3/15/2020		185,000	191,475
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	4,863
Columbus International, Inc., 144A, 11.5%, 11/20/2014		100,000	107,750
		Principal Amount ($)(a)	Value ($)

Cox Communications, Inc., 144A, 3.25%, 12/15/2022		60,000	56,450
Crown Media Holdings, Inc., 10.5%, 7/15/2019		55,000	61,050
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		65,000	63,537
Delphi Corp., 5.0%, 2/15/2023		40,000	41,100
DISH DBS Corp.:
6.625%, 10/1/2014		65,000	67,762
6.75%, 6/1/2021		10,000	10,625
7.125%, 2/1/2016		155,000	167,787
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		65,000	0
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		65,000	62,725
Harron Communications LP, 144A, 9.125%, 4/1/2020		60,000	64,800
Hertz Corp.:
144A, 4.25%, 4/1/2018		25,000	24,375
6.75%, 4/15/2019		50,000	52,875
7.5%, 10/15/2018		155,000	166,237
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		20,000	20,250
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		70,000	71,925
L Brands, Inc., 7.0%, 5/1/2020		20,000	22,200
Lear Corp., 8.125%, 3/15/2020		32,000	35,040
Libbey Glass, Inc., 6.875%, 5/15/2020		18,000	18,833
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		95,000	101,769
LKQ Corp., 144A, 4.75%, 5/15/2023		40,000	38,200
Mattel, Inc., 5.45%, 11/1/2041		141,400	145,564
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		20,000	19,950
Mediacom Broadband LLC, 6.375%, 4/1/2023		65,000	64,675
Mediacom LLC:
7.25%, 2/15/2022		20,000	21,050
9.125%, 8/15/2019		30,000	32,250
MGM Resorts International:
6.75%, 10/1/2020 (b)		25,000	25,875
7.625%, 1/15/2017		100,000	109,250
8.625%, 2/1/2019		140,000	158,200
National CineMedia LLC:
6.0%, 4/15/2022		35,000	35,919
7.875%, 7/15/2021		45,000	48,825
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		75,000	77,250
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		20,000	20,400
Quebecor Media, Inc., 5.75%, 1/15/2023		30,000	29,250
Regal Entertainment Group, 9.125%, 8/15/2018		21,000	23,100
Rent-A-Center, Inc., 144A, 4.75%, 5/1/2021		20,000	18,950
		Principal Amount ($)(a)	Value ($)

Sabre Holdings Corp., 8.35%, 3/15/2016		55,000	58,850
SACI Falabella, 144A, 3.75%, 4/30/2023		200,000	183,000
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		15,000	14,550
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		40,000	42,500
144A, 7.804%, 10/1/2020		70,000	73,850
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		35,000	35,612
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		155,000	170,500
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		35,000	34,300
Starz LLC, 5.0%, 9/15/2019		25,000	24,813
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		40,000	38,000
Travelport LLC, 144A, 13.875%, 3/1/2016 (PIK)		6,750	6,902
UCI International, Inc., 8.625%, 2/15/2019		20,000	20,400
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		10,000	10,500
144A, 7.875%, 11/1/2020		25,000	27,063
UPC Holding BV, 144A, 8.375%, 8/15/2020	EUR	50,000	69,280
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		30,000	32,850
Visteon Corp., 6.75%, 4/15/2019		28,000	29,470
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		60,000	63,375
			4,720,768
Consumer Staples 3.5%
Agrokor DD, 144A, 8.875%, 2/1/2020		250,000	263,500
Ajecorp BV, 144A, 6.5%, 5/14/2022		150,000	152,700
Alicorp SA, 144A, 3.875%, 3/20/2023		250,000	231,250
Alliance One International, Inc., 10.0%, 7/15/2016		25,000	25,563
Altria Group, Inc., 9.95%, 11/10/2038		145,000	214,602
B&G Foods, Inc., 4.625%, 6/1/2021		35,000	33,425
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		25,000	26,188
ConAgra Foods, Inc., 3.25%, 9/15/2022		45,000	42,929
Constellation Brands, Inc.:
3.75%, 5/1/2021		35,000	32,769
6.0%, 5/1/2022		15,000	16,088
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		100,000	107,000
Del Monte Corp., 7.625%, 2/15/2019		80,000	82,200
Delhaize Group SA, 4.125%, 4/10/2019		140,000	144,214
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	91,587
		Principal Amount ($)(a)	Value ($)

JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		25,000	26,188
MHP SA, 144A, 8.25%, 4/2/2020		200,000	178,165
Mriya Agro Holding PLC, 144A, 9.45%, 4/19/2018		200,000	178,000
NBTY, Inc., 9.0%, 10/1/2018		25,000	27,187
Pilgrim's Pride Corp., 7.875%, 12/15/2018		45,000	47,925
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		65,000	65,487
6.875%, 2/15/2021		100,000	105,000
7.125%, 4/15/2019		100,000	105,625
Smithfield Foods, Inc.:
6.625%, 8/15/2022		60,000	64,500
7.75%, 7/1/2017		140,000	154,350
Sun Products Corp., 144A, 7.75%, 3/15/2021		50,000	49,625
			2,466,067
Energy 7.5%
Access Midstream Partners LP, 6.125%, 7/15/2022		55,000	55,688
Afren PLC, 144A, 10.25%, 4/8/2019		200,000	223,500
Antero Resources Finance Corp.:
7.25%, 8/1/2019		50,000	52,125
9.375%, 12/1/2017		30,000	31,800
Arch Coal, Inc., 7.0%, 6/15/2019 (b)		20,000	16,650
Berry Petroleum Co.:
6.375%, 9/15/2022		30,000	29,888
6.75%, 11/1/2020		120,000	124,200
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		30,000	30,600
8.625%, 10/15/2020		35,000	37,100
Chaparral Energy, Inc., 7.625%, 11/15/2022		20,000	20,400
Chesapeake Energy Corp., 5.75%, 3/15/2023		15,000	15,188
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		25,000	24,750
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		105,000	116,550
Continental Resources, Inc.:
144A, 4.5%, 4/15/2023		10,000	9,725
5.0%, 9/15/2022		30,000	30,525
7.125%, 4/1/2021		30,000	33,000
Crestwood Midstream Partners LP, 7.75%, 4/1/2019		65,000	66,950
Crosstex Energy LP:
7.125%, 6/1/2022		15,000	15,150
8.875%, 2/15/2018		55,000	58,300
DCP Midstream Operating LP, 3.875%, 3/15/2023		100,000	93,788
Denbury Resources, Inc., 4.625%, 7/15/2023		75,000	69,187
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		75,000	79,500
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		75,000	76,312
EDC Finance Ltd., 144A, 4.875%, 4/17/2020		200,000	183,000
El Paso LLC, 7.25%, 6/1/2018		55,000	60,925
		Principal Amount ($)(a)	Value ($)

Enterprise Products Operating LLC, 3.35%, 3/15/2023		65,000	62,550
EP Energy LLC:
6.875%, 5/1/2019		60,000	64,200
7.75%, 9/1/2022		25,000	26,750
9.375%, 5/1/2020		25,000	28,250
EPE Holdings LLC, 144A, 8.125%, 12/15/2017 (PIK) (b)		57,358	58,505
EV Energy Partners LP, 8.0%, 4/15/2019		140,000	141,400
FMC Technologies, Inc., 3.45%, 10/1/2022		40,000	38,317
Frontier Oil Corp., 6.875%, 11/15/2018		55,000	58,987
Global Geophysical Services, Inc., 10.5%, 5/1/2017		90,000	78,300
Halcon Resources Corp.:
8.875%, 5/15/2021		85,000	82,450
9.75%, 7/15/2020		50,000	49,875
Holly Energy Partners LP:
6.5%, 3/1/2020		20,000	20,150
8.25%, 3/15/2018		55,000	58,163
KazMunayGas National Co. JSC, 144A, 5.75%, 4/30/2043		200,000	177,000
Kinder Morgan Energy Partners LP, 5.8%, 3/1/2021		194,000	219,869
Kodiak Oil & Gas Corp., 144A, 5.5%, 1/15/2021		40,000	39,000
Linn Energy LLC:
144A, 6.25%, 11/1/2019		110,000	104,775
6.5%, 5/15/2019		15,000	14,663
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		100,000	97,000
144A, 6.5%, 3/15/2021		40,000	39,650
Memorial Production Partners LP, 144A, 7.625%, 5/1/2021		60,000	59,100
Midstates Petroleum Co., Inc.:
144A, 9.25%, 6/1/2021		70,000	65,800
144A, 10.75%, 10/1/2020		35,000	35,175
Murray Energy Corp., 144A, 8.625%, 6/15/2021		5,000	5,000
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		90,000	90,900
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		25,000	25,625
6.875%, 1/15/2023		25,000	25,750
7.25%, 2/1/2019		40,000	41,700
Odebrecht Drilling Norbe VIII/IX Ltd., 144A, 6.35%, 6/30/2021		190,000	191,900
Offshore Group Investment Ltd., 144A, 7.125%, 4/1/2023		60,000	58,950
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		35,000	32,725
Pacific Rubiales Energy Corp., 144A, 5.125%, 3/28/2023		200,000	189,000
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017		300,000	274,875
Plains Exploration & Production Co., 6.75%, 2/1/2022		30,000	31,793
		Principal Amount ($)(a)	Value ($)

Range Resources Corp., 5.0%, 3/15/2023		15,000	14,663
Regency Energy Partners LP, 144A, 4.5%, 11/1/2023		15,000	13,575
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	253,972
Sabine Pass Liquefaction LLC, 144A, 5.625%, 2/1/2021		105,000	101,850
SandRidge Energy, Inc., 7.5%, 3/15/2021		75,000	71,625
SESI LLC:
6.375%, 5/1/2019		40,000	41,300
7.125%, 12/15/2021		115,000	124,200
Swift Energy Co., 7.875%, 3/1/2022		55,000	54,725
Talos Production LLC, 144A, 9.75%, 2/15/2018		60,000	57,000
Tesoro Corp.:
4.25%, 10/1/2017		35,000	35,875
5.375%, 10/1/2022		25,000	25,313
Transocean, Inc., 3.8%, 10/15/2022		75,000	71,441
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		200,000	206,500
Venoco, Inc., 8.875%, 2/15/2019		105,000	102,375
WPX Energy, Inc., 5.25%, 1/15/2017		40,000	41,000
			5,358,362
Financials 11.6%
Ally Financial, Inc.:
5.5%, 2/15/2017		60,000	62,689
6.25%, 12/1/2017		95,000	101,628
8.0%, 3/15/2020 (b)		115,000	133,544
8.3%, 2/12/2015		135,000	145,462
American International Group, Inc., 3.8%, 3/22/2017		60,000	62,899
American Tower Corp., (REIT), 3.5%, 1/31/2023		60,000	54,940
Banco de Credito del Peru, 144A, 4.25%, 4/1/2023		200,000	184,500
Banco Santander Brasil SA:
144A, 4.625%, 2/13/2017		250,000	253,750
144A, 8.0%, 3/18/2016	BRL	400,000	164,923
Bank of America Corp., 3.3%, 1/11/2023		160,000	151,224
Bank of Ireland Mortgage Bank, Series 6, 4.0%, 7/5/2013	EUR	750,000	976,335
Barclays Bank PLC, 7.625%, 11/21/2022		400,000	392,500
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		200,000	216,000
BNP Paribas SA, 3.25%, 3/3/2023		115,000	105,714
Case New Holland, Inc., 7.75%, 9/1/2013		45,000	45,281
CIT Group, Inc.:
5.0%, 5/15/2017		80,000	81,700
5.25%, 3/15/2018		90,000	92,475
CNH Capital LLC, 144A, 3.625%, 4/15/2018		60,000	57,150
		Principal Amount ($)(a)	Value ($)

Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		500,000	525,000
E*TRADE Financial Corp., 6.75%, 6/1/2016		130,000	133,575
Ford Motor Credit Co., LLC, 3.984%, 6/15/2016		145,000	151,906
General Electric Capital Corp., 5.3%, 2/11/2021		75,000	82,273
General Motors Financial Co., Inc., 144A, 3.25%, 5/15/2018 (b)		15,000	14,587
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		200,000	178,377
Hartford Financial Services Group, Inc.:
4.3%, 4/15/2043		85,000	73,622
6.0%, 1/15/2019		117,000	131,894
HCP, Inc., (REIT), 5.375%, 2/1/2021		143,000	155,118
Hellas Telecommunications Finance SCA, 144A, 8.21%**, 7/15/2015 (PIK)*	EUR	109,187	0
Host Hotels & Resorts LP, Series D, (REIT), 3.75%, 10/15/2023		75,000	68,786
ING Bank NV, 144A, 2.0%, 9/25/2015		200,000	201,696
International Lease Finance Corp.:
3.875%, 4/15/2018		65,000	61,100
4.625%, 4/15/2021		50,000	46,000
5.75%, 5/15/2016		20,000	20,553
6.25%, 5/15/2019		50,000	51,375
8.625%, 9/15/2015		40,000	43,800
8.625%, 1/15/2022		45,000	51,750
8.75%, 3/15/2017		120,000	133,650
Intesa Sanpaolo SpA, 3.875%, 1/16/2018		240,000	230,451
Jefferies Group LLC, 5.125%, 1/20/2023		60,000	59,537
Loews Corp., 2.625%, 5/15/2023		65,000	59,123
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		105,000	108,814
Morgan Stanley:
3.75%, 2/25/2023		85,000	81,284
4.1%, 5/22/2023		85,000	78,533
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		30,000	31,500
(REIT), 6.875%, 5/1/2021		50,000	53,000
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		25,000	25,875
144A, 5.875%, 3/15/2022		45,000	45,900
OPB Finance Trust, Series C, 2.9%, 5/24/2023	CAD	238,000	215,234
Principal Financial Group, Inc., 3.3%, 9/15/2022		150,000	145,714
RCI Banque SA, 144A, 3.5%, 4/3/2018		200,000	199,017
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		100,000	94,871
Santander US Debt SAU, 144A, 3.724%, 1/20/2015		45,000	45,421
		Principal Amount ($)(a)	Value ($)

Skandinaviska Enskilda Banken AB, 144A, 1.375%, 5/29/2018		396,000	381,467
SLM Corp., 5.5%, 1/25/2023		125,000	119,025
The Goldman Sachs Group, Inc.:
3.625%, 1/22/2023		55,000	52,623
5.75%, 1/24/2022		160,000	176,482
Turkiye Is Bankasi, 144A, 6.0%, 10/24/2022		250,000	244,375
Turkiye Vakiflar Bankasi Tao, 144A, 3.75%, 4/15/2018		250,000	235,000
Ventas Realty LP, (REIT), 2.7%, 4/1/2020		130,000	122,920
			8,213,942
Health Care 2.9%
Agilent Technologies, Inc., 3.2%, 10/1/2022		40,000	37,081
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		85,000	90,738
Biomet, Inc.:
6.5%, 8/1/2020		55,000	56,684
6.5%, 10/1/2020 (b)		15,000	14,963
Community Health Systems, Inc.:
5.125%, 8/15/2018		185,000	187,775
7.125%, 7/15/2020		60,000	61,800
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		35,000	36,400
144A, 5.875%, 1/31/2022		30,000	31,575
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		20,000	21,750
HCA, Inc.:
5.875%, 3/15/2022		40,000	41,050
6.5%, 2/15/2020		210,000	227,194
7.5%, 2/15/2022		155,000	171,662
7.875%, 2/15/2020		365,000	393,059
8.5%, 4/15/2019		45,000	48,291
Hologic, Inc., 6.25%, 8/1/2020		30,000	31,106
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		35,000	33,433
Mallinckrodt International Finance SA, 144A, 4.75%, 4/15/2023		75,000	71,445
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		50,000	55,000
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		30,000	30,750
STHI Holding Corp., 144A, 8.0%, 3/15/2018		60,000	64,800
Tenet Healthcare Corp.:
144A, 4.375%, 10/1/2021		55,000	50,463
144A, 4.5%, 4/1/2021		10,000	9,325
6.25%, 11/1/2018		80,000	84,200
VPII Escrow Corp., 144A, 6.75%, 8/15/2018 (c)		70,000	71,750
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		75,000	81,000
Zoetis, Inc., 144A, 3.25%, 2/1/2023		30,000	28,504
			2,031,798
		Principal Amount ($)(a)	Value ($)

Industrials 5.6%
Accuride Corp., 9.5%, 8/1/2018		65,000	66,138
Aeropuertos Dominicanos Siglo XXI SA, 144A, 9.25%, 11/13/2019		250,000	250,625
Air Lease Corp.:
4.75%, 3/1/2020		45,000	43,425
6.125%, 4/1/2017 (b)		75,000	77,625
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		30,000	30,750
Armored Autogroup, Inc., 9.25%, 11/1/2018		105,000	96,337
BE Aerospace, Inc., 6.875%, 10/1/2020		25,000	27,000
Belden, Inc., 144A, 5.5%, 9/1/2022		55,000	54,038
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		55,000	54,588
144A, 6.125%, 1/15/2023		45,000	44,663
144A, 7.75%, 3/15/2020		45,000	49,950
Casella Waste Systems, Inc., 7.75%, 2/15/2019		110,000	104,500
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		25,000	24,000
Ducommun, Inc., 9.75%, 7/15/2018		65,000	71,012
DynCorp International, Inc., 10.375%, 7/1/2017		85,000	85,425
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		200,000	188,000
Florida East Coast Railway Corp., 8.125%, 2/1/2017		40,000	42,300
FTI Consulting, Inc., 6.75%, 10/1/2020		145,000	152,612
Garda World Security Corp., 144A, 9.75%, 3/15/2017		65,000	68,654
GenCorp, Inc., 144A, 7.125%, 3/15/2021		115,000	119,025
Georgian Railway JSC, 144A, 7.75%, 7/11/2022		200,000	216,140
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		200,000	204,750
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		50,000	53,438
7.125%, 3/15/2021		10,000	10,750
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		20,000	19,730
Interline Brands, Inc., 7.5%, 11/15/2018		50,000	52,500
Iron Mountain, Inc., 5.75%, 8/15/2024		40,000	37,500
Masco Corp., 7.125%, 3/15/2020		145,000	161,675
Meritor, Inc.:
6.75%, 6/15/2021		25,000	23,875
10.625%, 3/15/2018		60,000	64,950
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		75,000	71,062
8.875%, 11/1/2017		35,000	36,225
Navios South American Logistics, Inc., 144A, 9.25%, 4/15/2019		10,000	10,725
Nortek, Inc., 8.5%, 4/15/2021		75,000	80,250
Odebrecht Finance Ltd., 144A, 7.125%, 6/26/2042		250,000	242,500
		Principal Amount ($)(a)	Value ($)

Owens Corning, Inc.:
4.2%, 12/15/2022		30,000	29,070
9.0%, 6/15/2019		29,000	35,604
Ply Gem Industries, Inc., 9.375%, 4/15/2017		15,000	15,863
Sitel LLC, 11.5%, 4/1/2018		95,000	70,775
Spirit AeroSystems, Inc., 6.75%, 12/15/2020		75,000	78,000
Titan International, Inc.:
7.875%, 10/1/2017		90,000	94,500
144A, 7.875%, 10/1/2017		20,000	21,000
Total System Services, Inc., 3.75%, 6/1/2023		70,000	64,995
TransDigm, Inc.:
144A, 7.5%, 7/15/2021 (c)		50,000	51,125
7.75%, 12/15/2018		65,000	68,412
Transnet SOC Ltd., 144A, 4.0%, 7/26/2022		200,000	174,880
U.S. Airways Group, Inc., 6.125%, 6/1/2018		35,000	33,075
United Rentals North America, Inc.:
5.75%, 7/15/2018		60,000	63,000
7.375%, 5/15/2020		95,000	101,412
7.625%, 4/15/2022		95,000	102,837
Watco Companies LLC, 144A, 6.375%, 4/1/2023		25,000	24,875
			3,966,160
Information Technology 1.4%
CDW LLC, 8.5%, 4/1/2019		45,000	48,375
eAccess Ltd., 144A, 8.25%, 4/1/2018		60,000	65,700
EarthLink, Inc., 144A, 7.375%, 6/1/2020		30,000	28,800
Equinix, Inc.:
4.875%, 4/1/2020		40,000	39,200
5.375%, 4/1/2023		105,000	102,900
7.0%, 7/15/2021		40,000	43,400
First Data Corp.:
144A, 6.75%, 11/1/2020		110,000	111,925
144A, 7.375%, 6/15/2019		45,000	46,237
144A, 8.875%, 8/15/2020		85,000	92,650
144A, 10.625%, 6/15/2021		60,000	59,250
Fiserv, Inc., 3.5%, 10/1/2022		95,000	90,167
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		120,000	129,300
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		40,000	42,400
7.625%, 6/15/2021		40,000	42,500
IAC/InterActiveCorp., 144A, 4.75%, 12/15/2022		25,000	23,625
Jabil Circuit, Inc., 7.75%, 7/15/2016 (b)		30,000	33,975
			1,000,404
Materials 6.7%
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		250,000	236,119
Ashland, Inc., 144A, 3.875%, 4/15/2018		20,000	19,800
Axiall Corp., 144A, 4.875%, 5/15/2023		10,000	9,500
Ball Corp., 7.375%, 9/1/2019		25,000	27,000
Barrick Gold Corp., 144A, 2.5%, 5/1/2018		40,000	35,895
		Principal Amount ($)(a)	Value ($)

Bluescope Steel Ltd., 144A, 7.125%, 5/1/2018		25,000	25,375
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		40,000	38,400
Braskem America Finance Co., 144A, 7.125%, 7/22/2041		200,000	189,250
Cemex SAB de CV, 144A, 9.0%, 1/11/2018		200,000	210,000
Cia Minera Milpo SAA, 144A, 4.625%, 3/28/2023		200,000	182,500
Clearwater Paper Corp., 7.125%, 11/1/2018		65,000	69,550
Crown Americas LLC, 6.25%, 2/1/2021		10,000	10,600
Eagle Spinco, Inc., 144A, 4.625%, 2/15/2021		20,000	19,200
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		220,000	209,000
144A, 9.875%, 6/15/2015		35,000	26,950
Exopack Holding Corp., 10.0%, 6/1/2018		40,000	40,500
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		55,000	53,487
144A, 6.875%, 4/1/2022		15,000	14,550
144A, 7.0%, 11/1/2015		65,000	65,650
144A, 8.25%, 11/1/2019 (b)		45,000	46,350
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		80,000	76,600
144A, 8.75%, 6/1/2020		45,000	46,013
Greif, Inc., 7.75%, 8/1/2019		195,000	223,275
GTL Trade Finance, Inc., 144A, 7.25%, 10/20/2017		200,000	216,000
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		15,000	14,963
8.875%, 2/1/2018		95,000	96,900
Huntsman International LLC:
8.625%, 3/15/2020		60,000	65,250
8.625%, 3/15/2021		25,000	27,438
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		40,000	33,800
International Paper Co., 7.95%, 6/15/2018		145,000	177,541
Kaiser Aluminum Corp., 8.25%, 6/1/2020		40,000	44,300
KGHM International Ltd., 144A, 7.75%, 6/15/2019		115,000	116,725
LyondellBasell Industries NV, 6.0%, 11/15/2021		15,000	16,856
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		200,000	206,000
Novelis, Inc.:
8.375%, 12/15/2017		160,000	169,600
8.75%, 12/15/2020		215,000	230,587
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		30,000	33,450
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		90,000	90,900
Polymer Group, Inc., 7.75%, 2/1/2019		55,000	57,200
PolyOne Corp., 144A, 5.25%, 3/15/2023		85,000	83,725
		Principal Amount ($)(a)	Value ($)

Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020		200,000	194,000
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		45,000	46,125
Samarco Mineracao SA, 144A, 4.125%, 11/1/2022		200,000	179,000
Sealed Air Corp.:
144A, 5.25%, 4/1/2023		10,000	9,725
144A, 8.125%, 9/15/2019		30,000	33,450
144A, 8.375%, 9/15/2021		30,000	33,900
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		40,000	37,700
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020 (b)		300,000	273,000
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		145,000	153,337
Votorantim Overseas IV, 144A, 7.75%, 6/24/2020		250,000	279,375
			4,796,411
Telecommunication Services 7.4%
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	2,000,000	149,481
CC Holdings GS V LLC, 3.849%, 4/15/2023		70,000	66,007
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		15,000	15,150
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		55,000	57,338
8.375%, 10/15/2020		180,000	184,950
8.75%, 3/15/2018 (b)		170,000	170,212
Colombia Telecomunicaciones SA ESP, 144A, 5.375%, 9/27/2022		200,000	189,000
CPI International, Inc., 8.0%, 2/15/2018		45,000	46,350
Cricket Communications, Inc., 7.75%, 10/15/2020 (b)		280,000	268,800
Deutsche Telekom International Finance BV, 144A, 4.875%, 3/6/2042		200,000	195,098
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	106,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		400,000	416,000
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	88,319	0
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		200,000	199,000
7.625%, 4/15/2024		15,000	15,038
8.25%, 4/15/2017		62,000	69,750
8.5%, 4/15/2020		90,000	99,225
8.75%, 4/15/2022		10,000	10,900
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		85,000	79,900
144A, 6.625%, 12/15/2022		35,000	33,950
7.25%, 10/15/2020		195,000	204,750
7.5%, 4/1/2021		195,000	204,750
8.5%, 11/1/2019		100,000	107,750
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		95,000	95,950
144A, 8.125%, 6/1/2023		10,000	10,325
		Principal Amount ($)(a)	Value ($)

Level 3 Communications, Inc., 8.875%, 6/1/2019		10,000	10,400
Level 3 Financing, Inc.:
7.0%, 6/1/2020		75,000	74,812
8.125%, 7/1/2019		75,000	78,750
8.625%, 7/15/2020		50,000	53,250
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		65,000	67,437
144A, 6.625%, 4/1/2023		35,000	35,613
7.875%, 9/1/2018		75,000	79,875
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	190,052
NII Capital Corp., 7.625%, 4/1/2021		50,000	38,875
SBA Communications Corp., 144A, 5.625%, 10/1/2019		30,000	29,700
SBA Telecommunications, Inc., 8.25%, 8/15/2019		16,000	17,320
Sprint Nextel Corp.:
6.0%, 12/1/2016		320,000	337,600
6.0%, 11/15/2022		50,000	49,000
8.375%, 8/15/2017		55,000	61,737
9.125%, 3/1/2017		50,000	57,500
Syniverse Holdings, Inc., 9.125%, 1/15/2019		25,000	26,688
Telefonica Emisiones SAU, 4.57%, 4/27/2023		170,000	162,741
Telemar Norte Leste SA, 144A, 5.5%, 10/23/2020		200,000	186,000
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017		100,000	105,750
tw telecom holdings, Inc., 5.375%, 10/1/2022		35,000	34,738
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		30,000	29,775
Windstream Corp.:
6.375%, 8/1/2023		40,000	37,400
7.0%, 3/15/2019		60,000	60,150
7.5%, 6/1/2022		25,000	25,500
7.5%, 4/1/2023		75,000	76,125
7.75%, 10/15/2020 (b)		35,000	36,225
7.875%, 11/1/2017		205,000	224,987
8.125%, 9/1/2018		70,000	74,550
			5,258,224
Utilities 2.7%
AES Corp.:
4.875%, 5/15/2023 (b)		15,000	13,987
8.0%, 10/15/2017		10,000	11,250
8.0%, 6/1/2020		175,000	199,500
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		140,000	130,325
Calpine Corp.:
144A, 7.5%, 2/15/2021		72,000	76,860
144A, 7.875%, 7/31/2020		79,000	85,715
Electricite de France SA, 144A, 5.25%, 1/29/2049		100,000	95,600
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		100,000	68,500
Instituto Costarricense de Electricidad, 144A, 6.95%, 11/10/2021		200,000	210,500
IPALCO Enterprises, Inc., 5.0%, 5/1/2018		145,000	149,350
		Principal Amount ($)(a)	Value ($)

Mexico Generadora de Energia S de rl, 144A, 5.5%, 12/6/2032		200,000	188,000
NRG Energy, Inc., 7.625%, 1/15/2018		35,000	37,450
Oncor Electric Delivery Co., LLC, 4.1%, 6/1/2022		160,000	165,084
PPL Energy Supply LLC, 4.6%, 12/15/2021		200,000	203,525
Toledo Edison Co., 7.25%, 5/1/2020		203,000	251,270
			1,886,916
Total Corporate Bonds (Cost $39,931,725)			39,699,052

Mortgage-Backed Securities Pass-Throughs 7.3%
Federal National Mortgage Association, 3.5%, 1/1/2042 (c)		1,000,000	1,015,625
Government National Mortgage Association:
3.0%, 10/1/2042 (c)		1,000,000	989,375
4.0%, 3/1/2041 (c)		3,000,000	3,152,109
Total Mortgage-Backed Securities Pass-Throughs (Cost $5,412,617)			5,157,109

Asset-Backed 0.9%
Home Equity Loans 0.5%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		64,977	64,783
Citifinancial Mortgage Securities, Inc., "AFS", Series 2003-4, 5.326%, 10/25/2033		190,000	198,407
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.333%**, 1/15/2037		134,403	117,697
			380,887
Miscellaneous 0.4%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.958%, 1/17/2024		250,000	249,611
Total Asset-Backed (Cost $578,591)			630,498

Commercial Mortgage-Backed Securities 3.6%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 2.493%**, 11/15/2015		536,232	536,648
Commercial Mortgage Trust, "AM", Series 2007-GG11, 5.867%, 12/10/2049		290,000	310,666
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.193%**, 3/15/2018		80,000	80,416
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		150,000	145,204
"A4", Series 2006-LDP7, 6.056%**, 4/15/2045		140,000	154,678
LB-UBS Commercial Mortgage Trust, "A3", Series 2006-C7, 5.347%, 11/15/2038		440,000	486,614
		Principal Amount ($)(a)	Value ($)

Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.465%**, 12/15/2044		140,000	151,509
WF-RBS Commercial Mortgage Trust, "A5", Series 2013-C14, 3.337%, 6/15/2046		750,000	715,028
Total Commercial Mortgage-Backed Securities (Cost $2,527,509)			2,580,763

Collateralized Mortgage Obligations 3.5%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.958%**, 2/25/2034		122,947	120,392
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.335%**, 12/25/2035		165,625	163,856
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		118,025	119,792
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		1,458,503	105,029
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		80,296	3,869
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		513,223	62,630
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		159,677	16,674
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		262,391	28,610
"JS", Series 3572, Interest Only, 6.608%***, 9/15/2039		887,444	137,524
Federal National Mortgage Association:
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		147,624	12,223
"SK", Series 2011-78, Interest Only, 5.807%***, 8/25/2041		1,866,319	231,204
"PI", Series 2006-20, Interest Only, 6.487%***, 11/25/2030		511,611	92,642
"SI", Series 2007-23, Interest Only, 6.577%***, 3/25/2037		380,087	67,217
"JS", Series 2004-59, Interest Only, 6.907%***, 4/25/2023		45,220	457
Government National Mortgage Association:
"GP", Series 2010-67, 4.5%, 3/20/2039		250,000	271,399
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035		278,777	9,705
"ID", Series 2003-79, Interest Only, 5.5%, 12/20/2031		8,753	37
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		567,912	92,510
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		574,961	92,253
		Principal Amount ($)(a)	Value ($)

"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		525,104	96,869
"AI", Series 2007-38, Interest Only, 6.268%***, 6/16/2037		144,427	19,582
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 2.725%**, 4/25/2036		351,134	305,683
Merrill Lynch Mortgage Investors Trust, "2A", Series 2003-A6, 3.132%**, 10/25/2033		96,360	97,044
Morgan Stanley Mortgage Loan Trust, "5A5", Series 2005-4, 5.5%, 8/25/2035		38,862	38,712
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 2.444%**, 10/25/2035		5,722	5,725
Wells Fargo Mortgage-Backed Securities Trust:
"2A3",Series 2004-EE, 2.624%**, 12/25/2034		149,972	147,498
"B1", Series 2004-1, 5.5%, 2/25/2034		173,123	172,785
Total Collateralized Mortgage Obligations (Cost $2,556,368)			2,511,921

Government & Agency Obligations 16.8%
Other Government Related (d) 4.3%
European Investment Bank:
144A, 4.6%, 1/30/2037	CAD	1,000,000	972,625
6.0%, 8/6/2020	AUD	500,000	485,883
KFW, 1.875%, 6/13/2018	CAD	605,000	563,017
Queensland Treasury Corp., Series 23, 4.25%, 7/21/2023	AUD	1,180,000	1,031,788
			3,053,313
Sovereign Bonds 4.4%
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	250,000	119,322
Government of Canada, 0.75%, 5/1/2014	CAD	1,400,000	1,327,105
Government of Japan, Series 144, 1.5%, 3/20/2033	JPY	66,000,000	644,201
Government of Ukraine, 144A, 6.58%, 11/21/2016		250,000	231,875
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	375	87
Republic of Belarus, REG S, 8.75%, 8/3/2015		145,000	145,363
Russian Federation:
Series 6204, 7.5%, 3/15/2018	RUB	2,000,000	62,775
Series 6207, 8.15%, 2/3/2027	RUB	6,000,000	187,544
Slovenia Government International Bond, 144A, 4.75%, 5/10/2018		200,000	190,000
United Mexican States:
Series M, 7.75%, 5/29/2031	MXN	1,640,000	139,876
Series M 20, 8.5%, 5/31/2029	MXN	820,000	75,433
			3,123,581
		Principal Amount ($)(a)	Value ($)

U.S. Government Sponsored Agencies 0.8%
Federal Home Loan Mortgage Corp., 2.375%, 1/13/2022		220,000	212,898
Federal National Mortgage Association, 0.875%, 5/21/2018		390,000	377,646
			590,544
U.S. Treasury Obligations 7.3%
U.S. Treasury Bills, 0.1%****, 9/5/2013 (e)		463,000	462,983
U.S. Treasury Bonds:
3.0%, 5/15/2042		600,000	546,937
4.75%, 2/15/2037		400,000	493,500
U.S. Treasury Notes:
0.75%, 6/15/2014		500,000	502,637
1.5%, 7/31/2016		2,625,000	2,687,549
1.625%, 11/15/2022		400,000	373,406
1.75%, 5/15/2023		98,000	91,783
			5,158,795
Total Government & Agency Obligations (Cost $12,700,997)			11,926,233

Loan Participations and Assignments 7.0%
Senior Loans** 4.3%
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017		74,438	75,554
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015*		9,378	4,384
Burger King Corp., Term Loan B, 3.75%, 9/27/2019		69,475	70,008
Calpine Corp., Term Loan B1, 4.0%, 4/2/2018		194,503	194,555
Charter Communications Operating LLC, Term Loan E, 3.0%, 4/10/2020		195,000	193,050
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017		75,000	76,078
Crown Castle International Corp., Term Loan, 3.25%, 1/31/2019		49,499	49,257
Cumulus Media Holdings, Inc., Second Lien Term Loan, 7.5%, 9/16/2019		50,000	51,187
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019		220,000	221,042
HJ Heinz Co., Term Loan B2, 3.5%, 6/5/2020		250,000	250,270
Kabel Deutschland GmbH, Term Loan F1, 3.25%, 2/1/2019		385,000	384,673
MacDermid, Inc., First Lien Term Loan, 4.0%, 6/7/2020		55,000	54,794
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		259,671	259,866
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		119,095	118,140
Par Pharmaceutical Companies, Inc., Term Loan B, 4.25%, 9/30/2019		119,102	118,521
Pilot Travel Centers LLC:
Term Loan B, 3.75%, 3/30/2018		90,284	89,127
Term Loan B2, 4.25%, 8/7/2019		337,450	333,760
Tomkins LLC, First Lien Term Loan, 5.0%, 11/9/2018		64,675	65,160
		Principal Amount ($)(a)	Value ($)

Samson Investment Co., Second Lien Term Loan, 6.0%, 9/25/2018		175,000	175,000
Tallgrass Operations LLC, Term Loan, 5.25%, 11/13/2018		110,261	111,019
Travelport LLC, Second Lien Term Loan, 9.5%, 1/29/2016		5,040	5,179
Univision Communications, Inc., Term Loan, 4.5%, 3/2/2020		59,809	59,361
Warner Chilcott Co., LLC, Term Loan B2, 4.25%, 3/15/2018		3,845	3,855
Warner Chilcott Corp.:
Incremental Term Loan B1, 4.25%, 3/15/2018		12,447	12,477
Term Loan B1, 4.25%, 3/15/2018		28,594	28,662
WC Luxco S.a.r.l., Term Loan B3, 4.25%, 3/15/2018		22,532	22,586
WP Prism, Inc., Term Loan, 6.25%, 5/31/2018		35,000	35,117
			3,062,682
Sovereign Loans 2.7%
Bank of Moscow, 144A, 6.699%, 3/11/2015		250,000	263,112
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		250,000	228,963
Gazprom OAO, 144A, 9.25%, 4/23/2019		100,000	120,500
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014		250,000	249,375
RZD Capital PLC, 5.739%, 4/3/2017		250,000	265,000
TMK OAO, 144A, 6.75%, 4/3/2020		200,000	185,500
Uralkali OJSC, 144A, 3.723%, 4/30/2018 (b)		200,000	192,250
Vimpel Communications, 144A, 9.125%, 4/30/2018		200,000	227,500
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		200,000	208,000
			1,940,200
Total Loan Participations and Assignments (Cost $5,052,744)			5,002,882

Municipal Bonds and Notes 1.3%
Chicago, IL, Airport Revenue, O'Hare International Airport, Series B, 6.0%, 1/1/2041		145,000	163,089
Massachusetts, State School Building Authority, Sales Tax Revenue, Qualified School Construction Bond, Series A, 4.885%, 7/15/2028		300,000	317,751
Orlando & Orange County, FL, Expressway Authority Revenue, Series C, 5.0%, 7/1/2040		145,000	150,375
Port Authority of New York & New Jersey, 4.926%, 10/1/2051		260,000	260,606
Total Municipal Bonds and Notes (Cost $851,179)			891,821

Convertible Bonds 0.4%
Consumer Discretionary 0.2%
Group 1 Automotive, Inc., 3.0%, 3/15/2020		65,000	117,731
		Principal Amount ($)(a)	Value ($)

Materials 0.2%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015		120,175	186,127
Total Convertible Bonds (Cost $183,237)			303,858

Preferred Security 0.1%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $58,834)		95,000	82,650

	Units	Value ($)

Other Investments 0.1%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (f) (Cost $4,000)	10	34,776

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	84	525
Trump Entertainment Resorts, Inc.*	6	0
Vertis Holdings, Inc.*	63	0
		525
Industrials 0.0%
Congoleum Corp.*	2,500	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	2,058	1,224
Wolverine Tube, Inc.*	778	14,097
		15,321
Total Common Stocks (Cost $40,747)		15,846

Preferred Stock 0.1%
Financials
Ally Financial, Inc., 144A, 7.0% (Cost $56,382)	60	57,032

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	159	0
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	11,138	6,539
Hercules Trust II, Expiration Date 3/31/2029*	85	1,125
		7,664
Total Warrants (Cost $17,432)		7,664

	Shares	Value ($)

Exchange-Traded Fund 1.0%
SPDR Barclays Capital Convertible Securities (Cost $759,882)	17,300	738,364

	Contracts	Value ($)

Call Options Purchased 0.6%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future, Expiration Date 8/23/2013, Strike Price $132.5	100	4,687

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.6%
Pay Fixed Rate — 3.583% - Receive Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/20161	1,400,000	88,550
Pay Fixed Rate — 3.635% - Receive Floating — LIBOR, Swap Expiration Date 4/27/2026, Option Expiration Date 4/25/20162	1,300,000	78,563
Pay Fixed Rate — 3.72% - Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20163	1,300,000	73,784
Pay Fixed Rate — 4.19% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20174	1,500,000	77,864
Pay Fixed Rate — 4.32% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20175	1,400,000	66,926
		385,687
Total Call Options Purchased (Cost $362,335)		390,374

Put Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20174	1,500,000	15,577
Receive Fixed Rate — 2.32% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20175	1,400,000	17,172
Total Put Options Purchased (Cost $98,573)		32,749

	Shares	Value ($)

Securities Lending Collateral 2.4%
Daily Assets Fund Institutional, 0.10% (g) (h) (Cost $1,669,599)	1,669,599	1,669,599

	Shares	Value ($)

Cash Equivalents 9.1%
Central Cash Management Fund, 0.07% (g) (Cost $6,422,777)	6,422,777	6,422,777

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $79,285,528)†	110.1	78,155,968
Other Assets and Liabilities, Net (b)	(10.1)	(7,158,430)
Net Assets	100.0	70,997,538

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Buffets, Inc.*	LIBOR plus 9.25%	4/22/2015	USD	9,378	9,121	4,384
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	EUR	88,319	120,275	0
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	USD	65,000	65,000	0
Hellas Telecommunications Finance SCA*	8.21%	7/15/2015	EUR	109,187	32,169	0
					226,565	4,384

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2013.

*** These securities are shown at their current rate as of June 30, 2013.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $79,285,568. At June 30, 2013, net unrealized depreciation for all securities based on tax cost was $1,129,600. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,867,153 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,996,753.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan amounting to $1,469,520. In addition, included in other assets and liabilities, net is a pending sale, amounting to $111,394, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2013 amounted to $1,580,914, which is 2.2% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government-sponsored enterprises.

(e) At June 30, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	4,000	34,776	.05

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor's Depositary Receipt

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At June 30, 2013, the Fund had an unfunded loan commitment of $50,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Tallgrass Operations LLC, Term Delay Draw, 11/13/2017	50,000	50,000	—

At June 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	9/19/2013	15	1,874,251	(75,535)
10 Year U.S. Treasury Note	USD	9/19/2013	9	1,139,063	6,932
Federal Republic of Germany Euro-Bund	EUR	9/6/2013	10	1,842,094	(36,334)
Total net unrealized depreciation					(104,937)

At June 30, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	9/19/2013	1	126,563	3,392
5 Year U.S. Treasury Note	USD	9/30/2013	20	2,420,938	39,959
Ultra Long U.S. Treasury Bond	USD	9/19/2013	3	441,938	(7,373)
Total net unrealized appreciation					35,978

At June 30, 2013, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (i)
Put Options 10 Year U.S. Treasury Note Future	60	8/23/2013	130.0	50,475	(217,500)

(i) Unrealized depreciation on written options on exchange-traded futures contracts at June 30, 2013 was $167,025.
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 3.19% - Pay Floating — LIBOR	2/3/2017 2/3/2027	700,000	4	2/1/2017	50,400	(65,697)
Receive Fixed — 3.32% - Pay Floating — LIBOR	2/3/2017 2/3/2027	700,000	5	2/1/2017	50,631	(61,145)
Receive Fixed — 4.083% - Pay Floating — LIBOR	5/11/2016 5/11/2026	1,400,000	1	5/9/2016	47,600	(62,856)
Receive Fixed — 4.135% - Pay Floating — LIBOR	4/27/2016 4/27/2026	1,300,000	2	4/25/2016	48,100	(55,423)
Receive Fixed — 4.22% - Pay Floating — LIBOR	4/22/2016 4/22/2026	1,300,000	3	4/20/2016	46,345	(51,889)
Total Call Options					243,076	(297,010)
Put Options Pay Fixed — 3.19% - Receive Floating — LIBOR	2/3/2017 2/3/2027	700,000	4	2/1/2017	50,400	(21,655)
Pay Fixed — 3.32% - Receive Floating — LIBOR	2/3/2017 2/3/2027	700,000	5	2/1/2017	50,631	(24,354)
Total Put Options					101,031	(46,009)
Total					344,107	(343,019)

(j) Unrealized appreciation on written options on interest rate swap contracts at June 30, 2013 was $1,088.

At June 30, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (l)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2013	70,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	904	858	46
6/21/2010 9/20/2015	90,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	8,621	(1,604)	10,225
3/21/2011 6/20/2016	120,000	4	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	11,653	2,670	8,983
12/20/2011 3/20/2017	60,000	6	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	7,484	1,882	5,602
9/20/2012 12/20/2017	75,000	7	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	9,327	4,986	4,341
Total unrealized appreciation							29,197

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At June 30, 2013, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
7/16/2013 7/16/2014	1,800,000	3	Floating — LIBOR	Fixed — 0.515%	2,672	(49)	2,721
4/13/2012 4/13/2016	1,500,000	5	Floating — LIBOR	Fixed — 1.22%	23,138	—	23,138
7/16/2013 7/16/2018	800,000	3	Floating — LIBOR	Fixed — 1.148%	(16,921)	(149)	(16,772)
7/16/2013 7/16/2043	400,000	3	Fixed — 2.424%	Floating — LIBOR	78,489	(264)	78,753
Total net unrealized appreciation							87,840

Counterparties:

1 Bank of America

2 Citigroup, Inc.

3 Nomura International PLC

4 JPMorgan Chase Securities, Inc.

5 BNP Paribas

6 Credit Suisse

7 UBS AG

At June 30, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	6,112	NOK	37,258	7/5/2013	21	Citigroup, Inc.
AUD	400,000	USD	416,737	7/5/2013	50,998	Nomura International PLC
NOK	6,897,969	EUR	900,000	7/5/2013	36,024	Citigroup, Inc.
GBP	600,000	USD	915,844	7/5/2013	3,292	JPMorgan Chase Securities, Inc.
AUD	550,000	USD	566,751	7/9/2013	64,008	Nomura International PLC
CAD	1,500,000	USD	1,464,325	7/9/2013	38,298	JPMorgan Chase Securities, Inc.
JPY	50,000,000	USD	514,510	7/10/2013	10,361	Nomura International PLC
EUR	400,000	USD	529,828	7/11/2013	9,150	JPMorgan Chase Securities, Inc.
GBP	400,000	USD	622,038	7/11/2013	13,696	BNP Paribas
SGD	1,200,000	USD	964,406	7/11/2013	17,643	JPMorgan Chase Securities, Inc.
EUR	400,000	USD	530,739	7/11/2013	10,061	Barclays Bank PLC
AUD	1,000,000	NZD	1,193,440	7/12/2013	10,315	Citigroup, Inc.
CZK	10,700,000	USD	549,338	7/12/2013	13,934	Bank of America
CZK	10,600,000	USD	548,778	7/12/2013	18,378	BNP Paribas
USD	554,715	ZAR	5,500,000	7/15/2013	629	Barclays Bank PLC
NZD	700,000	USD	557,877	7/15/2013	15,917	Citigroup, Inc.
JPY	40,000,000	USD	409,271	7/16/2013	5,943	Bank of America
JPY	40,000,000	USD	403,434	7/16/2013	106	Nomura International PLC
EUR	500,000	USD	666,156	7/17/2013	15,292	Nomura International PLC
GBP	500,000	USD	783,592	7/17/2013	23,195	JPMorgan Chase Securities, Inc.
EUR	53,420	USD	71,213	7/19/2013	1,673	Citigroup, Inc.
JPY	50,000,000	USD	507,389	7/24/2013	3,214	Barclays Bank PLC
USD	359,940	ZAR	3,700,000	7/25/2013	13,113	Barclays Bank PLC
USD	546,437	AUD	600,000	7/26/2013	1,326	JPMorgan Chase Securities, Inc.
CAD	600,000	USD	570,406	7/26/2013	224	Nomura International PLC
AUD	600,000	USD	554,356	7/26/2013	6,593	BNP Paribas
AUD	800,000	USD	797,233	7/31/2013	67,150	BNP Paribas
AUD	384,230	USD	373,090	7/31/2013	22,440	JPMorgan Chase Securities, Inc.
CAD	474,672	USD	459,888	7/31/2013	8,859	Nomura International PLC
CAD	700,000	USD	685,248	7/31/2013	20,114	JPMorgan Chase Securities, Inc.
JPY	20,000,000	USD	204,765	8/1/2013	3,089	Nomura International PLC
USD	704,979	JPY	70,000,000	8/2/2013	890	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					505,946

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	418,500	AUD	400,000	7/5/2013	(52,761)	Barclays Bank PLC
EUR	900,000	NOK	6,860,711	7/5/2013	(42,158)	UBS AG
USD	606,394	JPY	60,000,000	7/5/2013	(1,427)	Nomura International PLC
USD	934,281	GBP	600,000	7/5/2013	(21,730)	BNP Paribas
JPY	60,000,000	USD	598,871	7/5/2013	(6,096)	Nomura International PLC
EUR	750,000	USD	975,089	7/9/2013	(1,176)	Nomura International PLC
USD	517,253	JPY	50,000,000	7/10/2013	(13,104)	Barclays Bank PLC
USD	622,176	GBP	400,000	7/11/2013	(13,833)	Barclays Bank PLC
USD	954,483	SGD	1,200,000	7/11/2013	(7,720)	Nomura International PLC
USD	1,064,816	EUR	800,000	7/11/2013	(23,459)	Barclays Bank PLC
USD	5,807	NZD	7,496	7/12/2013	(2)	Barclays Bank PLC
NZD	722,701	AUD	600,000	7/12/2013	(11,329)	Nomura International PLC
NZD	478,235	AUD	400,000	7/12/2013	(4,791)	BNP Paribas
USD	1,111,047	CZK	21,300,000	7/12/2013	(45,243)	Barclays Bank PLC
USD	365,646	INR	21,500,000	7/15/2013	(4,686)	Citigroup, Inc.
USD	563,105	NZD	700,000	7/15/2013	(21,145)	JPMorgan Chase Securities, Inc.
ZAR	5,500,000	USD	548,549	7/15/2013	(6,794)	UBS AG
INR	21,500,000	USD	353,154	7/15/2013	(7,806)	Citigroup, Inc.
USD	806,926	JPY	80,000,000	7/16/2013	(269)	Nomura International PLC
USD	786,250	GBP	500,000	7/17/2013	(25,853)	UBS AG
USD	661,154	EUR	500,000	7/17/2013	(10,290)	Nomura International PLC
USD	546,922	ZAR	5,400,000	7/19/2013	(1,992)	JPMorgan Chase Securities, Inc.
ZAR	5,400,000	USD	540,997	7/19/2013	(3,933)	JPMorgan Chase Securities, Inc.
NOK	3,175,719	EUR	400,000	7/24/2013	(1,712)	BNP Paribas
USD	511,669	JPY	50,000,000	7/24/2013	(7,494)	Nomura International PLC
ZAR	3,700,000	USD	365,576	7/25/2013	(7,477)	Citigroup, Inc.
TWD	16,000,000	USD	532,269	7/29/2013	(1,689)	JPMorgan Chase Securities, Inc.
JPY	66,316,538	USD	667,690	7/31/2013	(1,031)	Nomura International PLC
USD	555,146	ZAR	5,500,000	8/1/2013	(1,172)	Citigroup, Inc.
USD	201,918	JPY	20,000,000	8/1/2013	(242)	UBS AG
ZAR	5,500,000	USD	549,940	8/1/2013	(4,035)	Citigroup, Inc.
USD	1,272,516	MXN	16,450,000	8/19/2013	(8,368)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(360,817)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CZK Czech Koruna
EUR Euro
GBP British Pound
INR Indian Rupee
JPY Japanese Yen
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
SGD Singapore Dollar
TWD Taiwan Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written option contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$—	$39,699,052	$0	$39,699,052
Mortgage-Backed Securities Pass-Throughs	—	5,157,109	—	5,157,109
Asset-Backed	—	630,498	—	630,498
Commercial Mortgage-Backed Securities	—	2,580,763	—	2,580,763
Collateralized Mortgage Obligations	—	2,511,921	—	2,511,921
Government & Agency Obligations	—	11,926,233	—	11,926,233
Loan Participations and Assignments	—	5,002,882	—	5,002,882
Municipal Bonds and Notes	—	891,821	—	891,821
Convertible Bonds	—	117,731	186,127	303,858
Preferred Security	—	82,650	—	82,650
Other Investments	—	—	34,776	34,776
Common Stocks (m)	—	525	15,321	15,846
Preferred Stock	—	57,032	—	57,032
Warrants (m)	—	—	7,664	7,664
Exchange-Traded Fund	738,364	—	—	738,364
Short-Term Investments (m)	8,092,376	—	—	8,092,376
Derivatives (n) Purchased Options	4,687	418,436	—	423,123
Futures Contracts	50,283	—	—	50,283
Credit Default Swap Contracts	—	29,197	—	29,197
Interest Rate Swap Contracts	—	104,612	—	104,612
Forward Foreign Currency Exchange Contracts	—	505,946	—	505,946
Total	$8,885,710	$69,716,408	$243,888	$78,846,006
Liabilities
Derivatives (n) Written Options	$(217,500)	$(343,019)	$—	$(560,519)
Futures Contracts	(119,242)	—	—	(119,242)
Interest Rate Swap Contracts	—	(16,772)	—	(16,772)
Forward Foreign Currency Exchange Contracts	—	(360,817)	—	(360,817)
Total	$(336,742)	$(720,608)	$—	$(1,057,350)

During the period ended June 30, 2013, the amount of transfers between Level 2 and Level 3 was $41. Investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include value of options purchased, written options, at value, and unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $71,193,152) — including $1,469,520 of securities loaned	$70,063,592
Investment in Daily Assets Fund Institutional (cost $1,669,599)*	1,669,599
Investment in Central Cash Management Fund (cost $6,422,777)	6,422,777
Total investments in securities, at value (cost $79,285,528)	78,155,968
Cash	27,691
Foreign currency, at value (cost $809,270)	807,321
Receivable for investments sold	233,081
Receivable for investments sold — when-issued/delayed delivery securitites	6,963,862
Receivable for Fund shares sold	6,734
Interest receivable	891,597
Receivable for variation margin on futures contracts	13,707
Unrealized appreciation on swap contracts	133,809
Unrealized appreciation on forward foreign currency exchange contracts	505,946
Upfront payments paid on swap contracts	10,396
Other assets	853
Total assets	$87,750,965
Liabilities
Payable upon return of securities loaned	1,669,599
Payable for investments purchased	1,502,444
Payable for investments purchased — when-issued/delayed delivery securities	12,506,590
Payable for Fund shares redeemed	39,940
Options written, at value (premiums received $394,582)	560,519
Unrealized depreciation on swap contracts	16,772
Unrealized depreciation on forward foreign currency exchange contracts	360,817
Upfront payments received on swap contracts	2,066
Accrued management fee	19,213
Accrued Trustees' fees	26
Other accrued expenses and payables	75,441
Total liabilities	16,753,427
Net assets, at value	$70,997,538
Net Assets Consist of
Undistributed net investment income	1,395,283
Net unrealized appreciation (depreciation) on: Investments	(1,129,560)
Swap contracts	117,037
Futures	(68,959)
Foreign currency	150,285
Written options	(165,937)
Accumulated net realized gain (loss)	(146,603)
Paid-in-capital	70,845,992
Net assets, at value	$70,997,538
Class A Net Asset Value, offering and redemption price per share ($70,997,538 ÷ 6,339,378 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.20

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2013 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $282)	$1,761,886
Dividends	4,262
Income distributions — Central Cash Management Fund	3,355
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,359
Total income	1,771,862
Expenses: Management fee	202,215
Administration fee	36,766
Services to shareholders	435
Custodian fee	39,684
Audit and tax fees	32,640
Legal fees	5,489
Reports to shareholders	14,512
Trustees' fees and expenses	2,202
Other	28,121
Total expenses before expense reductions	362,064
Expense reductions	(93,210)
Total expenses after expense reductions	268,854
Net investment income (loss)	1,503,008
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	340,287
Swap contracts	94,770
Futures	(431,068)
Written options	66,626
Foreign currency	(165,640)
(95,025)
Change in net unrealized appreciation (depreciation) on: Investments	(4,018,924)
Swap contracts	(39,202)
Unfunded loan commitment	(118)
Futures	(36,998)
Written options	(306,116)
Foreign currency	145,058
(4,256,300)
Net gain (loss)	(4,351,325)
Net increase (decrease) in net assets resulting from operations	$(2,848,317)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations: Net investment income	$1,503,008	$3,374,357
Net realized gain (loss)	(95,025)	2,896,387
Change in net unrealized appreciation (depreciation)	(4,256,300)	2,483,404
Net increase (decrease) in net assets resulting from operations	(2,848,317)	8,754,148
Distributions to shareholders from: Net investment income: Class A	(3,703,120)	(4,311,037)
Net realized gains: Class A	(2,113,421)	(143,246)
Total distributions	(5,816,541)	(4,454,283)
Fund share transactions: Class A Proceeds from shares sold	7,166,035	8,860,430
Reinvestment of distributions	5,816,541	4,454,283
Payments for shares redeemed	(6,820,159)	(13,217,365)
Net increase (decrease) in net assets from Class A share transactions	6,162,417	97,348
Increase (decrease) in net assets	(2,502,441)	4,397,213
Net assets at beginning of period	73,499,979	69,102,766
Net assets at end of period (including undistributed net investment income of $1,395,283 and $3,595,395, respectively)	$70,997,538	$73,499,979
Other Information
Class A Shares outstanding at beginning of period	5,832,490	5,808,640
Shares sold	573,094	731,149
Shares issued to shareholders in reinvestment of distributions	491,677	381,360
Shares redeemed	(557,883)	(1,088,659)
Net increase (decrease) in Class A shares	506,888	23,850
Shares outstanding at end of period	6,339,378	5,832,490

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$12.60		$11.90	$11.96	$11.61	$10.03	$11.70
Income (loss) from investment operations: Net investment incomea	.25		.57	.63	.66	.63	.55
Net realized and unrealized gain (loss)	(.68)		.92	(.01)	.47	1.50	(1.38)
Total from investment operations	(.43)		1.49	.62	1.13	2.13	(.83)
Less distributions from: Net investment income	(.62)		(.76)	(.68)	(.78)	(.55)	(.69)
Net realized gains	(.35)		(.03)	—	—	—	(.15)
Total distributions	(.97)		(.79)	(.68)	(.78)	(.55)	(.84)
Net asset value, end of period	$11.20		$12.60	$11.90	$11.96	$11.61	$10.03
Total Return (%)b	(3.88	)**	13.08	5.31	10.05	22.73	(7.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71		73	69	76	74	73
Ratio of expenses before expense reductions (%)	.98	*	.99	.99	.95	.86	.89
Ratio of expenses after expense reductions (%)	.73	*	.77	.79	.86	.80	.87
Ratio of net investment income (%)	4.09	*	4.72	5.38	5.62	5.96	5.06
Portfolio turnover rate (%)	82	**	164	144	167	370	234
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Unconstrained Income VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price and loan participations and assignments are valued at the mean of the most recent bid and ask quotations, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2013, the Fund had securities on loan with a gross value of $1,580,914. The value of the related collateral, $1,669,599, exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan participations and assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. For the six months ended June 30, 2013, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The value of the Fund's underlying bond investments is subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in interest rate swap contracts had a total notional amount of $4,500,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the six months ended June 30, 2013, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $415,000 to $2,195,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the six months ended June 30, 2013, the Fund entered into options on interest rate futures and on interest rates swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

A summary of the open purchased option contracts as of June 30, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $260,000 to $561,000, and purchased option contracts had a total value generally indicative of a range from approximately $284,000 to $423,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund enters into futures contracts on global bonds, including indices, as part of its global tactical asset allocation overlay strategy. For the six months ended June 30, 2013, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,855,000 to $7,631,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $2,488,000 to $28,086,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2013, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended June 30, 2013, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,896,000 to $19,799,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $2,431,000 to $14,678,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $4,795,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$423,123	$—	$104,612	$50,283	$578,018
Credit Contracts (b)	—	—	29,197	—	29,197
Foreign Exchange Contracts (c)	—	505,946	—	—	505,946
	$423,123	$505,946	$133,809	$50,283	$1,113,161

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts, respectively

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(560,519)	$—	$(16,772)	$(119,242)	$(696,533)
Foreign Exchange Contracts (c)	—	(360,817)	—	—	(360,817)
	$(560,519)	$(360,817)	$(16,772)	$(119,242)	$(1,057,350)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Options written, at value and unrealized depreciation on swap contracts, respectively

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(37,156)	$66,626	$—	$6,704	$(431,068)	$(394,894)
Credit Contracts (a)	—	—	—	88,066	—	88,066
Foreign Exchange Contracts (b)	—	—	(153,136)	—	—	(153,136)
	$(37,156)	$66,626	$(153,136)	$94,770	$(431,068)	$(459,964)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$110,267	$(306,116)	$—	$8,353	$(36,998)	$(224,494)
Credit Contracts (a)	—	—	—	(47,555)	—	(47,555)
Foreign Exchange Contracts (b)	—	—	151,789	—	—	151,789
	$110,267	$(306,116)	$151,789	$(39,202)	$(36,998)	$(120,260)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2013, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America	$118,652	$(62,856)	$—	$55,796
Barclays Bank PLC	50,155	(50,155)	—	—
BNP Paribas	189,915	(113,732)	—	76,183
Citigroup, Inc.	142,559	(80,599)	—	61,960
Credit Suisse	5,602	—	—	5,602
JPMorgan Chase Securities, Inc.	238,772	(124,479)	—	114,293
Nomura International PLC	308,195	(115,493)	—	192,702
UBS AG	4,341	(4,341)	—	—
Exchange Traded Options and Futures (b)	54,970	—	—	54,970
	$1,113,161	$(551,655)	$—	$561,506
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$62,856	$(62,856)	$—	$—
Barclays Bank PLC	148,402	(50,155)	—	98,247
BNP Paribas	113,732	(113,732)	—	—
Citigroup, Inc.	80,599	(80,599)	—	—
JPMorgan Chase Securities, Inc.	124,479	(124,479)	—	—
Nomura International PLC	115,493	(115,493)	—	—
UBS AG	75,047	(4,341)	—	70,706
Exchange Traded Options and Futures (b)	336,742	—	—	336,742
	$1,057,350	$(551,655)	$—	$505,695

(a) Forward foreign currency exchange contracts, swap contracts and over-the-counter purchased options and written options are netted.

(b) Includes financial instruments (purchased options or futures) which are not subject to a master netting arrangement, or another similar arrangement.

C. Purchases and Sales of Securities

During the six months ended June 30, 2013, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $58,424,909 and $62,422,869, respectively. Purchases and sales of U.S. Treasury obligations aggregated $95,841 and $1,807,074, respectively.

For the six months ended June 30, 2013, transactions for written options on futures contracts and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	10,800,020	$416,526
Options written	60	50,475
Options closed	(4,000,000)	(64,650)
Options expired	(20)	(7,769)
Outstanding, end of period	6,800,060	$394,582

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acted as an investment subadvisor to the Fund and managed the portion of assets allocated to the Fund's global tactical asset allocation ("GTAA") overlay strategy. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. Effective May 31, 2013, QS Investors no longer serves as subadvisor to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

For the period from January 1, 2013 through September 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.73%.

Accordingly, for the six months ended June 30, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $93,137, and the amount charged aggregated $109,078, which was equivalent to an annualized effective rate of 0.30% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2013, the Administration Fee was $36,766, of which $5,965 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2013, the amounts charged to the Fund by DISC aggregated $73, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,927, of which $9,390 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $262.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Fund

At June 30, 2013, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 67% and 31%.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013
Actual Fund Return	Class A
Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$961.20
Expenses Paid per $1,000*	$3.55
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/13	$1,000.00
Ending Account Value 6/30/13	$1,021.17
Expenses Paid per $1,000*	$3.66

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Unconstrained Income VIP	.73%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2UI-3 (R-028389-2 8/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 19, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 19, 2013